LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, N.Y. 10005/(212) 858-8200

      INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

      This Prospectus describes the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life Insurance Company ("First Investors Life"). The purpose of the Policy is to provide life insurance coverage and to lessen the economic loss resulting from the death of the Insured.

      Policy premiums net of certain expenses ("net annual premiums") are paid into First Investors Life Level Premium Variable Life Insurance (Separate Account B) ("Separate Account B"). A Policyowner elects to have his or her net premiums paid into one or more of the nine subaccounts of Separate Account B ("Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of a related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end diversified management investment company. Target Maturity 2007 Fund and Target Maturity 2010 Fund are not offered to Policyowners of Separate Account B.

      The Policy is similar to a limited payment whole life insurance policy with a death benefit, level premiums, loan privileges and other features that are usually associated with a limited payment insurance policy. Unlike the usual whole life insurance policy, the Policy is "variable" because the amount of the insurance coverage and the cash values may increase or decrease depending on the investment performance of the chosen Subaccount or Subaccounts of Separate Account B.

      The death benefit during the first Policy year will be the face amount shown on the Policy (the "Guaranteed Insurance Amount"). On each Policy anniversary, the amount of coverage may increase or decrease depending on the investment results of the designated Subaccount or Subaccounts, but it will never be less than the Guaranteed Insurance Amount as long as there is no outstanding Policy loan and premiums are paid when due.

      The cash value of the Policy will vary from day to day, depending on the investment results of the designated Subaccount or Subaccounts, but with no guaranteed minimum. The Policyowner bears the entire investment risk and the Policy's cash value (not the death benefit) could decline to zero.

      Replacing existing insurance with the Policy described in this Prospectus may not be to your advantage because, among other things, of the cost of the Policy during the first few years.

      This Prospectus sets forth the information about the Policies and Separate Account B that a prospective investor should know before investing and should be kept for future reference.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
                 COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                  OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

               THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE
            CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.


                  The date of this Prospectus is April 30, 1997

                              CHARGES AND EXPENSES


   First Investors Life guarantees that it will not increase the amount of premiums, charges deducted from premiums and the charges to the Subaccount(s) for mortality and expense risks.

CHARGES DEDUCTED FROM PREMIUMS

   AMOUNT ALLOCATED TO SELECTED SUBACCOUNT. The amount allocated to the selected Subaccount(s) for a standard mortality risk Policy is the premium you pay less the premiums for any optional insurance benefits and less the charges listed below, which are allocated to First Investors Life's General Account.

   ANNUAL CHARGE. A $30 charge, which will be made in each Policy year, is for annual administrative expenses, including premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, reporting and other communications to Policyowners.

   ADDITIONAL FIRST YEAR ADMINISTRATIVE CHARGE. A charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance or a pro rata portion thereof, is made to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

   SALES LOAD. A charge, which is deemed to be a "sales load" as defined in the 1940 Act, not to exceed the following percentages of the annual premium, will be charged as follows:

                  YEARS                                     MAXIMUM PERCENTAGES

                    1............................................. 30%
                   2-4............................................ 10%
            5 and thereafter......................................  6%

   The amount of the "sales load" in any Policy year is not specifically related to sales expenses for that year.

   STATE PREMIUM TAX CHARGE. This charge is 2% of the premium. Premium taxes vary from state to state and the 2% rate is the average rate expected to be paid on premiums received in all states over the lifetime of the Insured covered by the Policy.

   RISK CHARGE. This is a maximum 1.5% charge of the premium, to cover the contingency that the Insured would die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of the guaranteed minimum death benefit.

   OTHER CHARGES. The extra premium charged for sub-standard life insurance risk and the charge for premiums not paid on an annual basis is deducted from the gross premium upon receipt.

   Deductions and the accrual for the above charges begin on a Policy's issue date. For the fiscal year ended December 31, 1996, First Investors Life received $5,419,000 in sales charges.

EXPENSES CHARGED TO SEPARATE ACCOUNT B

   CHARGE FOR MORTALITY AND EXPENSE RISKS. First Investors Life makes a daily charge to each Subaccount for mortality and expense risks assumed by First Investors Life. The charge is computed at an effective annual rate of .50% of the value of the Subaccount's assets attributable to the Policies.

   The mortality risk assumed is that the Insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of the premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.

   COST OF INSURANCE. After the net premium is placed into Separate Account B, a charge is made for the cost of insurance protection (see "Cost of Insurance Protection").

   CHARGES FOR INCOME TAXES. First Investors Life currently does not charge Separate Account B for its corporate Federal income taxes that may be attributable to Separate Account B. However, First Investors Life may make such a charge in the future. Charges for other applicable taxes attributable to Separate Account B may also be made (see "Charges for First Investors Life's Income Taxes").

EXPENSES CHARGED TO THE FUND

   BROKERAGE CHARGES. The Funds bear the cost of brokerage commissions, transfer taxes and other fees related to securities transactions.

   OTHER CHARGES. Each Subaccount purchases shares of the corresponding Fund at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Fund. Those fees and expenses are described in detail in Life Series Fund's Prospectus.

                               GENERAL DESCRIPTION

FIRST INVESTORS LIFE INSURANCE COMPANY

   First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A and First Investors Life Variable Annuity Fund C. Variable annuity contracts funded through those accounts are offered through their own prospectuses. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser and First Investors Life.

   First Investors Life assumes all of the insurance risks under the Policy and its assets support the Policy's benefits. At December 31, 1996, First Investors Life had assets of over $638 million and over $3.193 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")

SEPARATE ACCOUNT B

   First Investors Life Level Premium Variable Life Insurance  (Separate Account
B), also known by its proprietary name, "Insured Series Plan" ("Separate Account B"), was established on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account to which assets are allocated to support the benefits under the Life Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account B.


   The assets of each subaccount of Separate Account B (the "Subaccount") are invested at net asset value in shares of the corresponding Fund (singularly, "Fund," and collectively, "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund.

   Any and all distributions received from a Fund will be reinvested to purchase additional shares of the distributing Fund at net asset value for the corresponding Subaccount. Accordingly, no capital distributions from the Policies are anticipated. Shares of the Funds in the Subaccounts will be valued at their net asset value.

   Separate Account B is divided into the following Subaccounts, each of which corresponds to the following Fund of Life Series Fund:

         SEPARATE ACCOUNT
           B SUBACCOUNT                                  FUND

     Blue Chip Subaccount                        Blue Chip Fund
     Cash Management Subaccount                  Cash Management Fund
     Discovery Subaccount                        Discovery Fund
     Government Subaccount                       Government Fund
     Growth Subaccount                           Growth Fund
     High Yield Subaccount                       High Yield Fund
     International Securities Subaccount         International Securities Fund
     Investment Grade Subaccount                 Investment Grade Fund
     Utilities Income Subaccount                 Utilities Income Fund

   The assets of Separate Account B are the property of First Investors Life. Each Policy provides that the portion of the assets of Separate Account B equal to the reserves and other liabilities under the Policy with respect to Separate Account B shall not be chargeable with liabilities arising out of any other business that First Investors Life may conduct. In addition to the net assets and other liabilities for the Policies, the assets of Separate Account B include amounts derived from expenses charged to Separate Account B by First Investors Life (see "Charges and

Expenses"). From time to time these additional amounts will be transferred in cash by First Investors Life to its General Account. Before making a transfer, First Investors Life will consider any possible adverse impact that the transfer may have on Separate Account B.


   First Investors Life reserves the right, subject to compliance with applicable law, including approval of Policyowners if so required, (1) to invest the assets of Separate Account B in the shares of any investment companies or series thereof or any investment permitted by law; (2) to transfer assets determined by First Investors Life to be associated with the class of policies to which the Policies belong from Separate Account B to another separate account by withdrawing the same percentage of each investment in Separate Account B with appropriate adjustments to avoid odd lots and fractions; (3) to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be First Investors Life or an affiliate; (4) to deregister Separate Account B under the 1940 Act; and
(5) to operate Separate Account B under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.


INVESTMENT OBJECTIVES AND RISK FACTORS

   When a Policy is purchased, the Policyowner decides to place the net premium (premium less certain deductions) into at least one but not more than five of the Subaccounts of Separate Account B to support the Policy's benefits, provided the allocation to any one Subaccount is not less than 10% of the net premium. The allocation is made on the Policy's issue date and at the beginning of each Policy year thereafter. A portion of the allocated amount covers the cost of insurance protection. Coverage under the Policy begins in accordance with the terms of the Conditional Receipt or the issue date of the Policy in accordance with the terms of the Policy. That Subaccount in turn invests in the corresponding Fund of Life Series Fund, as set forth above. Twice a year, at any time during the Policy year, the Policyowner may transfer all or part of the cash value from one Subaccount to another provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value. The transfer becomes effective on the date of receipt of the transfer request. Each Subaccount corresponds to a Fund of Life Series Fund.


   The net premium increases over time as charges and expenses decline. As an example, using the policies illustrated on pages 21 through 23, First Investors Life would allocate to the selected Subaccount(s) the following amounts for each Policy year:


                                    MALE ISSUE              MALE ISSUE                MALE ISSUE
                                      AGE 10                  AGE 25                    AGE 40
BEGINNING                           $600 ANNUAL            $1,200 ANNUAL             $1,800 ANNUAL
OF POLICY                           PREMIUM FOR             PREMIUM FOR               PREMIUM FOR
   YEAR                            STANDARD RISK           STANDARD RISK             STANDARD RISK

1st...............................   $170.81                $  508.46                 $  927.23
2nd-4th...........................    489.00                 1,008.00                  1,527.00
5th and later.....................    513.00                 1,056.00                  1,599.00


   The investment objectives and general characteristics of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are set forth below. See "Life Series Fund."

There is no assurance that the investment objective of any Fund of Life Series Fund will be realized. Because each Fund of Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. When deciding which Subaccount to utilize, a Policyowner should consider that the Policy's investment return will affect the death benefit, the cash value and the loan value of the Policy.


   Because the Life Series Fund sells its shares to more than one separate account, the possibility arises that violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status, unless remedial action were taken. There are also special risk factors which should be considered before taking advantage of the Policy Loan Privilege. These risk factors are discussed in the "Loan Provision" section of this prospectus.


LIFE SERIES FUND

   First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of eleven separate Funds, nine of which are offered to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund, separate Funds of Life Series Fund, are not offered to Policyowners of Separate Account
B. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.

   The nine Funds of Life Series Fund offered to Policyowners may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund and First Investors Life Utilities Income Fund.

   The investment objectives of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are as follows:


   BLUE CHIP FUND. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.


   CASH MANAGEMENT FUND. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   DISCOVERY FUND. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.


   GOVERNMENT FUND. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).


   GROWTH FUND. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.


   HIGH YIELD FUND. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in Life Series Fund's Prospectus.


   INTERNATIONAL SECURITIES FUND. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.


   INVESTMENT GRADE FUND. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.


   UTILITIES INCOME FUND. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.


   No offer will be made of a Policy funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the underlying Policies. For more complete information about each of the Funds underlying Separate Account B, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as, the risk of investing in a fund that sells its shares to other separate accounts including variable life insurance company separate accounts.

   It is important to read the Prospectus carefully before you decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.


CHANGES IN FUND INVESTMENT POLICIES AND RESTRICTIONS

   The investment policies and restrictions of the Funds are set forth above and within Life Series Fund's Prospectus. Fundamental policies of a Fund may not be changed without the approval of a majority vote of shareholders of that Fund in accordance with the 1940 Act. Policyholders investing in the Subaccount which invests in that Fund will have an opportunity to provide voting instructions in connection with any such vote (see "Voting Rights"). Changes in such investment policies may be made without such approval when required by state insurance regulatory authorities. The investment policies may not be changed if such change is disapproved by First Investors Life although any such disapproval may not be unreasonable. Such a change would be disapproved only if it violated state law or was prohibited by state regulatory authorities or if First Investors Life determined that the change would have an adverse effect on its general account because it would result in unsound or overly speculative investments. If First Investors Life disapproves a change, a summary of the change and the reasons for disapproval will be set forth in the Proxy Statement for Life Series Fund's next Meeting of Shareholders.

ADVISER


   First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser serves as such under an advisory agreement dated June 13, 1994, which was approved, with respect to each Fund, by Life Series Fund's Board of Trustees and by the shareholders of each Fund. See Life Series Fund's Prospectus for the amount of advisory fees paid by each Fund for the fiscal year ended December 31, 1996.


SUBADVISER

   Wellington Management Company, 75 State Street, Boston, MA 02109 ("WMC" or "Subadviser"), has been retained by the Adviser and Life Series Fund on behalf of International Securities Fund and Growth Fund as each of those Fund's investment subadviser. The Subadviser serves as such under a subadvisory agreement dated June 13, 1994 which was approved by Life Series Fund's Board of Trustees and by the shareholders of the International Securities Fund and Growth Fund. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

UNDERWRITER


   First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. For the fiscal years ended December 31, 1994, 1995, and 1996, FIC received fees of $4,048,086, $4,963,368, and $5,207,230, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


                            THE VARIABLE LIFE POLICY

GENERAL

   The following discussion summarizes important provisions of the Policy offered by this Prospectus. Appendix I to this Prospectus contains summaries of other provisions. These discussions assume that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made. For information about a default in premium payment, see "Premiums-Default and Options on Lapse." For loan information, see "Loan Provisions." Policy years and anniversaries will be measured from the Date of Issue, and each Policy year will commence on the anniversary of the Date of Issue. The Date of Issue will generally be the date on which the application is approved. The Date of Issue may be backdated to save age but it cannot be earlier than either (a) the date the application is signed or (b) a date 15 days prior to the date on which the application is approved.

DEATH BENEFIT

   The death benefit is the amount paid to the beneficiary at the death of the Insured. It will be the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, the variable insurance amount for each selected Subaccount as described below. The benefit will be increased to reflect any insurance on the life of the Insured added by rider and any premium paid which applies to a period of time beyond the Policy month in which the Insured dies. It will be reduced by any Policy loan and loan interest and any unpaid premium which applies to a period prior to and including the Policy month in which the Insured dies.

   Generally, payment is made within seven days after all claim requirements are received by First Investors Life at its Home Office. Interest is paid on death proceeds from the date of death until payment is made at the annual rate First Investors Life is paying under the payment option when proceeds are left on deposit with First Investors Life, or at a higher rate if required by law.

   THE GUARANTEED MINIMUM. The death benefit is guaranteed never to be less than the Policy's face amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, the death benefit is determined on each Policy anniversary, and it remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the Insured dies.

   THE VARIABLE INSURANCE AMOUNT. The death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount for each selected Subaccount. The variable insurance amount reflects the investment results of the selected Subaccount(s). During the first Policy year, the death benefit is the Guaranteed Insurance Amount because the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, the investment results for the preceding Policy year are ascertained. If the net investment return on the Policy's benefit base ("Net Investment Return") for each selected Subaccount is 4%, then the variable insurance amount does not change. The "benefit base" is the amount at work earning a return under a Policy.

   If the Net Investment Return for each selected Subaccount for the preceding Policy year is greater than 4%, the variable insurance amount increases. If the Net Investment Return is less than 4%, the variable insurance amount decreases (but the death benefit never goes below the Guaranteed Insurance Amount). The variable insurance amount is set on each Policy anniversary and remains at that amount until the next Policy anniversary. The percentage change in the death benefit is not the same as the Net Investment Return.

   We call the amount by which the Net Investment Return is more or less than 4% the "investment return." The change in the variable insurance amount on a Policy anniversary equals the amount of insurance purchased under a Policy or the amount of insurance coverage cancelled under a Policy which results from positive or negative investment return, respectively. To calculate the change in the variable insurance amount, First Investors Life uses a net single premium per $1 of paid-up whole life insurance based on the Insured's age at the anniversary. Thus, if the investment return for a male age 25 is $100, positive or negative, the variable insurance amount will increase or decrease by $542 (see net single premium amounts on next page).


   For example, using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the change in the variable insurance amount on the 6th Policy anniversary and the change on the 12th Policy anniversary are calculated as follows:


                                              CALCULATION OF CHANGE IN
                                            VARIABLE INSURANCE ADJUSTMENT
                                            AMOUNT AT END OF POLICY YEAR
                                               6                    12
                                           ---------            ----------
(1)   Cash Value End of Prior Year.........$4,972.00            $14,529.00
(2)   Net Premium.......................... 1,056.00              1,056.00
(3)   Benefit Base Beginning of
      Current Policy Year: (1)+(2)......... 6,028.00             15,585.00
(4)   Actual Net Investment Return
      (.064399) less the Base
      Rate of Return which is
      the Assumed Rate (.04)...............  .024399               .024399
(5)   Investment Return (3)x(4)............   147.08                380.25
(6)   Net Single Premium at
      End of Current Year..................  0.22416               0.27338
(7)   Change in Variable Adjustment
      Amounts (5) divided by (6)........... $ 656.14            $ 1,390.92

Figures are rounded.

   It should be noted that, as shown in the table below, the net single premium increases as the Insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases or decreases in the variable insurance amount.

   NET SINGLE PREMIUM. A Policy includes a table of net single premiums used to convert the investment return for a Policy into increases or decreases in the variable insurance amount. This purchase basis does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male, as shown below.

                                                          VARIABLE INSURANCE
                                                           ADJUSTMENT AMOUNT
                         NET SINGLE PREMIUM             PURCHASED OR CANCELLED
       MALE             PER $1.00 OF VARIABLE                 BY $1.00 OF
   ATTAINED AGE           INSURANCE AMOUNT                 INVESTMENT RETURN
         5                   $.09884                            $10.12
        15                    .13693                              7.30
        25                    .18452                              5.42
        35                    .25593                              3.91
        45                    .35291                              2.83
        55                    .47352                              2.11
        65                    .60986                              1.64


                                                          VARIABLE INSURANCE
                                                           ADJUSTMENT AMOUNT
                         NET SINGLE PREMIUM             PURCHASED OR CANCELLED
      FEMALE            PER $1.00 OF VARIABLE                 BY $1.00 OF
   ATTAINED AGE           INSURANCE AMOUNT                 INVESTMENT RETURN
         5                   $.08195                            $12.20
        15                    .11326                              8.83
        25                    .15684                              6.38
        35                    .21872                              4.57
        45                    .30185                              3.31
        55                    .40746                              2.45
        65                    .54017                              1.85

   The variable insurance amount is cumulative and reflects the accumulation of increases and decreases from past Policy years. The amount may be positive or may be negative, depending on the investment performance of the designated Subaccount(s) during the time the Policy is in force. If, at the time of the Insured's death, the variable insurance amount is negative, then the insurance benefit is the Guaranteed Insurance Amount. Good investment performance must first offset any negative variable insurance amount before there can be a positive amount.


   An example of the death benefit using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the death benefit shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy, as follows:

                                     GUARANTEED
                                      INSURANCE           VARIABLE
   VARIABLE LIFE                       AMOUNT        +     INSURANCE     =         DEATH
      POLICY                           MINIMUM              AMOUNT                BENEFIT
  --------------                     -----------          ----------              -------
End of Policy Year 5..........          $51,908            $1,489                $53,398
Increase......................             --                 657                    657  (1.2% Increase)
End of Policy Year 6..........          $51,908            $2,146                $54,055


   If, instead, the gross annual investment return in the year illustrated had been 0% (equivalent to a Net Investment Return of approximately -1.45%), the death benefit would have decreased by $1,464 (a 2.7% decrease), and the death benefit for the end of Policy year 6 would have been $51,934.

   At a given Net Investment Return rate, the dollar amount of an increase or decrease in the variable insurance amount is greater when assets in the Subaccount(s) supporting the death benefit under a Policy are greater. Therefore, the change in the variable insurance amount (which affects the change in the death benefit) is expected to be greater in the later Policy years when those assets are expected to be higher in relation to the death benefit, than in the early Policy years when those assets are relatively low.


   For example, as shown in the example above for a male issue age 25 assuming the 8% hypothetical gross annual investment return (equivalent to a Net
Investment Return of approximately 6.55%), the death benefit for the end of Policy year 6 is 1.2% higher than the death benefit for the end of Policy year
5. The death benefit for that Policy at the end of Policy year 12, assuming the 8% hypothetical gross annual investment return, would be 2.4% higher than the death benefit for the end of Policy year 11 (not shown on Page 22), as follows:


                                     GUARANTEED
                                      INSURANCE           VARIABLE
   VARIABLE LIFE                       AMOUNT        +     INSURANCE     =         DEATH
      POLICY                           MINIMUM              AMOUNT                BENEFIT
  --------------                     -----------          ----------              -------
End of Policy Year 11.........          $51,908            $7,258                $59,166
Increase......................             --               1,391                  1,391  (2.4% Increase)
End of Policy Year 12.........          $51,908            $8,649                $60,557


   Where a Policy's death benefit for a Policy year (after the first Policy year) was equal to the Guaranteed Insurance Amount because the variable insurance amount was negative, the death benefit would increase above the Guaranteed Insurance Amount on a Policy anniversary only if the Net Investment Return for the preceding Policy year was sufficiently greater than 4% to result in a positive variable insurance amount and, accordingly, a death benefit above the Guaranteed Insurance Amount. For example, assume the Policy for a male issue age 25 illustrated on Page 22 had a 0% hypothetical gross annual investment return for the first five policy years (which results in a negative variable insurance amount). In order for there to be an increase in the death benefit above the Guaranteed Insurance Amount for Policy year 7 (the amount shown for the end of Policy year 6), the Net Investment Return for Policy year 6 would have to be at least 17.5%.


   NET INVESTMENT RETURN. On each Policy anniversary, the Net Investment Return of the designated Subaccount(s) is computed separately for each Policy. The Net Investment Return reflects the investment performance of each selected Subaccount from the first day of the Policy year until the last day of the Policy year. It reflects each Subaccount's:

   Investment income (net of Fund expenses);
   Plus realized and unrealized capital gains;
   Minus realized and unrealized capital losses;
   Minus charges, if any, for taxes;
   Minus a charge not exceeding .50% per year for mortality and expense risks.

   The method of calculating the Net Investment Return is detailed in the Policy. The Net Investment Return for a Policy year is not the same as the Net Investment Return for the Subaccount(s) for a calendar year unless a Policy's anniversary is the last day of the calendar year.

   VALUATION OF ASSETS. For purposes of computing the Net Investment Return, the value of the assets of each Subaccount are determined as of the close of business on each business day.

   First Investors Life daily calculates the asset valuation of each Subaccount. The net asset value of a Fund's share is determined by the Fund in the manner set forth in Life Series Fund's prospectus.

CASH VALUE

   AMOUNT OF CASH VALUE. The cash value of the Policy on any date is the sum of the cash value you have in each Subaccount in which you have invested. The amounts of the cash value you have in each Subaccount will vary daily depending on investment experience. The cash value of each Subaccount at the end of each Policy year is the amount of the tabular cash value attributable to the Subaccount(s) on that date plus or minus the net single premium for the current variable insurance amount attributable to the Subaccount(s) on that date. If the date is other than the Policy anniversary date, the cash value will be increased or decreased depending on the investment results of the Subaccount(s) selected for the time elapsed since the last Policy anniversary. This assumes that no premium is due and unpaid. In calculating the cash value, adjustments are made for the net premium, the investment results and the cost of insurance protection. (See below for an explanation of the Cost of Insurance Protection.)


   For example, using the Policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the cash value shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy as follows:


   (1)  Cash Value End of Prior Year...............................   $4,972
   (2)  Net Premium................................................    1,056
   (3)  Benefit Base Beginning of Current Policy Year 6: (1)+(2)...    6,028
   (4)  Actual Rate of Return......................................  .064399
   (5)  Actual Investment Return (3)x(4)...........................      388
   (6)  Benefit Base End of Policy Year 6: (3)+(5).................    6,416
   (7)  Cost of Insurance During Policy Year 6.....................       84
   (8)  Cash Value End of Policy Year 6: (6)-(7)...................    6,332

   The cash value is not guaranteed. The Policy offers the possibility of cash value appreciation resulting from good investment performance, although there is no assurance that such appreciation will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. Subsequent net premium payments and investment returns would be credited against the negative cash value. The Policyowner bears all the investment risk as to the amount of the cash value. It is unlikely that the Policy will have any cash value until the later months of the first Policy year (see "Additional First Year Administrative Charge"). The cash value stated in the illustrations on Pages 21 to 23 and Pages 33 to 35 are at the end of the Policy years shown, assuming the various hypothetical investment returns, the cash value as of the end of the preceding Policy year, adjusted to reflect the Net Investment Return of each Subaccount in which you have invested, the cost of the insurance protection and premiums paid since the Policy's last anniversary.

   TRANSFER RIGHTS. Twice a year, at any time during the Policy year, you may transfer part or all of your cash value from the Subaccounts you are in to any other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value.

   SURRENDER FOR CASH VALUE. The Policyowner may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value next computed after the request is received at the Home Office of First Investors Life. On any Policy anniversary, a Policyowner may also make a partial surrender of the Policy. This is effected by reducing the premium amount. It is permitted only if there are no outstanding policy loans and the new modal premium due on the Policy anniversary has been paid. All requirements for a partial surrender must be received at the Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit and cash value for the reduced Policy will be the same as they would have been had the reduced premium been paid from inception. The portion of the cash value of the original Policy which is in excess of the cash value of the reduced Policy will be paid to the Policyowner as a surrender. The cash value of the reduced Policy will be allocated among the subaccounts in the same proportion as the cash value of the original Policy was allocated. Surrender will be effective on the date First Investors Life has received both the Policy and a written request in a form acceptable to First Investors Life. First Investors Life will usually pay the surrender value within 7 days, but payment may be delayed if a recent payment by check has not yet cleared the bank, when First Investors Life is not able to determine the amount because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists or for such other periods as the Commission may by order permit for the protection of security holders. Interest will be paid if payment of the surrender value is delayed beyond 7 days. In addition, under Federal tax laws withholding taxes may be deducted from the surrender value.

COST OF INSURANCE PROTECTION

   First Investors Life issues variable life insurance policies to individuals with standard mortality risks and to individuals with higher mortality risks, as permitted by First Investors Life's underwriting rules. A higher gross premium is charged for the person with the higher mortality risk. Given the same age, sex and insurance face amount, the net premium going into the Subaccount(s) is the same for the standard risk and the higher risk person. Also, the cost of insurance deducted from the Subaccount(s) (item 7 in the example above) would be the same for each such individual. First Investors Life uses the 1980 Commissioners' Standard Ordinary Mortality Table to actuarially compute the cost of insurance for each Policy, except mortality rates for extended term insurance are from the Commissioners' 1980 Extended Term Table. The cost is based on the net amount of insurance at risk (the Policy's face amount plus the variable insurance amount less the cash value) and the person's sex and attained age. The amount that is deducted each year is different because as the person's age increases the probability of death generally increases. The net amount of insurance at risk may decrease or increase each year depending on investment experience of the selected Subaccount(s).

LOAN PROVISION

   LOAN PRIVILEGE. The Policyowner may borrow up to 75% of the cash value during the first three Policy years or 90% of the cash value after the first three Policy years upon assignment to First Investors Life of the Policy as sole security. Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, the loan amount is sent within seven days of receipt of the request. Except when used to pay premiums, a new loan will not be permitted unless it is at least $100. The Policyowner may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.


    EFFECTS OF LOANS. When a loan is taken out, a portion of the cash value equal to the loan is transferred from the Subaccount(s) to First Investors Life's General Account. The Loan is charged to each Subaccount in proportion to the investment in each Subaccount as of the date of the Policy loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. It may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value whether or not the loan is repaid in whole or in part. This is because the amount maintained in the General Account will not be credited with the Net Investment Return earned by Subaccount(s) during the period the loan is outstanding. Instead, it grows at the assumed interest rate of 4%, in accordance with the tabular cash value calculations as filed with the state insurance departments.

   A Policy loan will have a negative impact on the growth of the cash value during periods when the actual returns of the Subaccounts exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount (see "The Guaranteed Minimum" and "The Variable Insurance Amount"). The cash value, the Variable Insurance Amount and the death benefit in excess of the Guaranteed Insurance Minimum, if any, are dependent upon the Net Investment Return of the Subaccount(s). Thus, during periods of favorable investment return (a net rate of return greater than 4%), an outstanding Policy loan will result in lower Policy values than would have otherwise resulted in the absence of any indebtedness.

   For example, use the Policy for a male issue age 25 illustrated on Page 22, and assume the 8% gross annual investment return and that a $3,000 loan was made at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. (The outstanding indebtedness would be deducted from these amounts upon death or surrender.) The differences between these amounts and the $57,898 death benefit and $12,685 cash value shown on Page 22 for Policy year 10 result because the portion of the cash value equal to the indebtedness which is transferred from the Subaccount(s) does not reflect the Subaccount(s) Net Investment Return of approximately 6.55%.

   Conversely, outstanding indebtedness will diminish the adverse effect on Policy values during a period of unfavorable investment return (a net rate of return less than 4%) because the portion of the cash value transferred from the Subaccount(s) to the General Account will grow at the assumed rate of 4%. Thus, a Policy loan can protect the cash value from decreasing if the Net Investment Return is less than 4%.

   Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. Interest is payable at the end of each Policy year and on the date the loan is repaid. If interest is not paid when due, the loan will be increased by that amount and an equivalent amount of cash value will be transferred from the Subaccount(s) to the General Account. Loan repayments will be credited to each Subaccount in proportion to the investment in each Subaccount as of the date of repayment.

   The amount of any outstanding loan plus interest is subtracted from the death benefit or the cash value on payment. Whenever the then outstanding loan with accrued interest equals or exceeds the cash value, the Policy terminates 31 days after notice has been mailed by First Investors Life to the Policyowner and any assignee of record at their last known addresses, unless a repayment is made within that period.


   Policy loans are taxable if a Policy is surrendered or terminates for any reason prior to the owner's death to the extent that they exceed cost basis. As a general rule the Policyowner is responsible for paying income taxes on the difference between the surrender value and total premiums paid. Any outstanding Policy loan will be added to the cash surrender value for the purpose of calculating income tax liability. A termination could occur if the total amount of outstanding loans exceeds the cash balance. An example might be adverse market conditions causing this to occur. Consult with your representative or tax advisor before taking Policy loans.


PREMIUMS

   ALLOCATION OF PREMIUM. At the time of application, the Policyowner decides to place his or her net premium (see "Charges Deducted from Premiums") into any one or more of the Subaccounts. The death benefit and cash value may increase or decrease depending on the investment performance of the chosen Subaccount(s).

   PAYMENT PERIODS AND FREQUENCY. Premiums are payable annually or may be paid more frequently as elected by the Policyowner. Payments are due on or before the due dates as specified in the Policy at the Home Office of First Investors Life. Premium payments received before they are due will be placed in First Investors Life's General Account. On the day the premium payment is due, the premium will be credited to the Subaccount(s) selected by the Policyowner. Premiums for the Policy are payable for twelve years. A refund will be made of premiums paid which are applicable to any period which extends beyond the end of the month in which the Insured's death occurs.

   LEVEL PREMIUMS. The level premiums act as an averaging device to cover expenses, which are highest in the early Policy years, and the cost of the mortality risk, which increases with age. Thus, in the early Policy years, premiums are higher than needed to pay death claims, while in the later years premiums are less than required to meet the death claims. Accordingly, the assets allocated to the Subaccount(s) in the early Policy years are used in part to support the expected death claims in those years, with the balance accumulated as a reserve to help meet the death claims in the later Policy years. Also, assets are allocated to First Investors Life's General Account to accumulate as a reserve to cover the contingency that the Insured will die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of such guarantee. In setting its premium rates, First Investors Life took into consideration actuarial estimates of death and surrender benefits, lapses, expenses, investment experience and an amount to be contributed to First Investors Life's surplus.

   PREMIUM RATES. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The additional charge is deducted from these premiums when they are received.

                          PREMIUMS ON INSTALLMENT BASIS
                     (AS A PERCENTAGE OF AN ANNUAL PREMIUM)

                                                              AGGREGATE PREMIUMS
            FREQUENCY                       EACH PREMIUM        FOR POLICY YEAR
            ---------                       ------------        ---------------
            Annual..........................   100.00%              100.00%
            Semiannual......................    51.00               102.00
            Quarterly.......................    26.00               104.00
            Pre-authorized Monthly..........     8.83               105.96


   Under a pre-authorized monthly plan, premiums are automatically paid by charges made against the Policyowner's bank account.

   AUTOMATIC PREMIUM LOAN PROVISION. Any premium not paid before the end of the grace period (described below) will be paid by charging the premium as a Policy loan against the Policy provided (1) the Automatic Premium Loan provision has been elected in the application for the Policy or is elected in writing and received by First Investors Life at its Home Office while no premium is in default and (2) the resulting Policy loan and loan interest to the next premium due date do not exceed the loan value.

   The Automatic Premium Loan Provision may be revoked at any time by written request from the Policyowner received by First Investors Life at its Home Office.

   DEFAULT AND OPTIONS ON LAPSE. A premium not paid on or before its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the due date. The insurance continues in force during the grace period, but, if the Insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the Policy month in which death occurs is deducted from the death benefit.

   Within 60 days after the date of default, if a Policy is not surrendered, the cash value less any loans and interest may be applied to purchase continued insurance. The options are for reduced paid-up whole life insurance or extended term insurance. Under the Policy, the extended term insurance option would be the automatic option if no other election was selected. However, that option is available only in standard risk cases. If the Policy was rated for extra mortality risks, the paid-up insurance will be the automatic option. Both options are for fixed life insurance and neither option requires the further payment of premiums.

   The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage will be that which the surrender value on the date the option becomes effective will purchase. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (less any indebtedness) as of the date the option became effective. The insurance coverage under this option will continue for as long a period as the surrender value on such date will purchase.


   For example, use the Policy for a male issue age 25 illustrated on Page 22 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:


                                             0%                   8%
                                          --------             -----
     Cash Value.......................    $  3,992           $  4,972
     Reduced Paid-up Insurance........      18,406             22,925
                                          for life           for life
     Extended Term Insurance..........      51,908             53,398
                                         for 25 years       for 28 years

   A Policy continued under either option may be surrendered for its cash value while the Insured is living. Loans are available under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

   REINSTATEMENT. A Policy not surrendered for its cash value may be reinstated within five years from the date of default in accordance with the Policy. To reinstate, the Policyowner must present evidence of insurability acceptable to First Investors Life and must pay to First Investors Life the greater of (a) (i) all premiums from the date of default with interest to the date of reinstatement plus (ii) any Policy debt (plus interest to the date of reinstatement) in effect when the Policy was continued as paid up insurance or extended term insurance; or (b) 110% of the increase in cash value resulting from reinstatement. Any Policy debt that arose after the Policy was continued as paid up insurance and in effect immediately before reinstatement is then added to the greater of (a) or (b) to comprise the payment required. Interest is calculated at the rate of 6% per year compounded annually.

CANCELLATION RIGHTS

   The Policyowner has a limited right to cancel and return the Policy to First Investors Life. The Policyowner may examine the Policy and at any time within 10 days after receipt of the Policy or notice of right of withdrawal, or within 45 days after completion of Part I of the application for the Policy, whichever is later, return it to First Investors Life or to the agent of First Investors Life through whom it was purchased with a written request for cancellation and obtain a full refund of the premiums paid.

EXCHANGE PRIVILEGE

   Provided premiums are duly paid, within twenty-four months after the issue date shown in the Policy, the Policyowner may exchange the Policy for a permanent fixed life insurance policy specified in the Policy on the Insured's life. The Policyowner also may exchange the Policy for a fixed life insurance policy if a Fund changes its investment adviser or has a material change in its investment objectives or restrictions. Evidence of insurability is not required to exercise this privilege. The new policy will have a level face amount equal to the face amount of the Policy and the same benefit riders, issue dates and risk classification for the Insured as the Policy. Premiums for the new policy will be based on the premium rates for the new policy which were in effect on the Policy date. The Policyowner may elect either a continuous-premium policy or a limited-payment policy.

   In some cases, there may be a cash adjustment on exchange. The adjustment will be the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, First Investors Life must pay the owner; if the result is negative, the owner must pay First Investors Life. First Investors Life will determine the amount of a cash adjustment as of the date the Policy and written request is received by First Investors Life at its Home Office.

   If a Policy is not issued for any reason, an applicant shall only be refunded the amount of the premium without interest.

   The foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement of Separate Account B. Settlement options, optional insurance benefits and general provisions of the Policies are discussed under Appendix I.

                        ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS


   The tables on Pages 21 to 23 illustrate the way in which the Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming the Subaccount(s) experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4% and 8%. The cash value on any day within a Policy year equals the cash value as of the end of the preceding Policy year, adjusted to reflect the Subaccount(s) Net Investment Return, the cost of the insurance protection and premiums paid since the Policy's last anniversary. The tables are based on annual premiums of $600, $1,200 and $1,800 to assist in a comparison of the death benefits and cash values under the Policy with those under other variable life insurance policies which may be issued by First Investors Life or other companies. The death benefit and cash value for the Policy would be different from those shown if premiums are paid more frequently than annually or if the actual rates of investment return applicable to the Policy averaged 0%, 4% or 8% over a period of years, but nevertheless fluctuated above or below that average for individual Policy years. Please refer to Pages 33 to 35 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 6% and 12%.


The constant gross annual rate of investment return of 0%, 4% and 8% is reduced by the following:

   1. A daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of .50% at the beginning of each year.
   2. An investment advisory fee of 0.75% of each Fund's average daily net assets.
   3. Assumed operating expenses of 0.20% of each Fund's average daily net assets.

   Taking into account all of these charges, the gross annual rates of investment return of 0%, 4%, and 8% correspond to net annual rates of approximately -1.45%, 2.55% and 6.55%, respectively. The tables reflect that no charge is currently made to the Subaccount(s) for First Investors Life's corporate Federal income taxes. However, First Investors Life may make such charges in the future which would require higher rates of investment return in order to produce after-tax returns of 0%, 4% and 8% (see "Charges for First Investors Life's Income Taxes").

   The second column of each table shows the amount which would be accumulated if the annual premium (gross amount) was invested to earn interest, after taxes, at 5% compounded annually. For a further discussion of illustrations of death benefits, cash values and accumulated premiums, see Appendix II.

                        ===============================

   First Investors Life will furnish upon request a comparable illustration using the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of the Policy if a purchase is made, reflecting the Insured's risk classification.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                               TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                       PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY       PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR         DUE        INTEREST AT 5%           0%          4%         8%                 0%            4%          8%
--------    ---------     --------------     -----------------------------------     ------------------------------------

  1           $600          $    630           $39,638      $39,638  $  39,673             $   138     $    145    $    152
  2            600             1,291            39,638       39,638     39,798                 586          617         650
  3            600             1,986            39,638       39,638     40,014               1,023        1,098       1,176
  4            600             2,715            39,638       39,638     40,321               1,450        1,585       1,730
  5            600             3,481            39,638       39,638     40,720               1,889        2,104       2,339
  6            600             4,285            39,638       39,638     41,213               2,316        2,629       2,981
  7            600             5,129            39,638       39,638     41,799               2,734        3,163       3,658
  8            600             6,016            39,638       39,638     42,479               3,143        3,707       4,374
  9            600             6,947            39,638       39,638     43,253               3,547        4,263       5,132
 10            600             7,924            39,638       39,638     44,120               3,946        4,832       5,936

 15              0            11,608            39,638       39,638     49,496               4,473        6,382       9,133

 20              0            14,816            39,638       39,638     55,625               4,010        6,971      12,064

 25              0            18,909            39,638       39,638     62,507               3,610        7,646      15,998

 30              0            24,133            39,638       39,638     70,244               3,244        8,369      21,173

Attained
 Age
 65              0            81,723            39,638       39,638    126,226               1,685       11,721      76,980



(1) Corresponds to $306.00 semiannually, $156.00 quarterly, or $52.98 monthly.
(2) Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                              TOTAL                    DEATH BENEFIT (2)                            CASH VALUES (2)
END OF                      PREMIUMS          ASSUMING HYPOTHETICAL GROSS (AFTER          ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM       PAID PLUS          TAX) ANNUAL INVESTMENT RETURN OF            TAX) ANNUAL INVESTMENT RETURN OF
  YEAR          DUE      INTEREST AT 5%            0%          4%         8%                  0%           4%          8%
--------     ---------   --------------      -----------------------------------        ---------------------------------

  1           $1,200       $  1,260            $51,908      $51,908  $  51,973            $    409     $    429    $    449
  2            1,200          2,583             51,908       51,908     52,154               1,308        1,385       1,462
  3            1,200          3,972             51,908       51,908     52,451               2,197        2,366       2,543
  4            1,200          5,431             51,908       51,908     52,864               3,076        3,375       3,695
  5            1,200          6,962             51,908       51,908     53,398               3,992        4,459       4,972
  6            1,200          8,570             51,908       51,908     54,054               4,897        5,572       6,332
  7            1,200         10,259             51,908       51,908     54,832               5,791        6,713       7,778
  8            1,200         12,032             51,908       51,908     55,732               6,673        7,882       9,315
  9            1,200         13,893             51,908       51,908     56,754               7,544        9,080      10,949
 10            1,200         15,848             51,908       51,908     57,898               8,404       10,308      12,685

 15                0         23,217             51,908       51,908     64,950               9,524       13,635      19,577

 20                0         29,631             51,908       51,908     72,999               8,504       14,836      25,762

 25                0         37,818             51,908       51,908     82,058               7,539       16,033      33,680

 30                0         48,266             51,908       51,908     92,259               6,628       17,185      43,687

Attained
 Age
 65                0         78,620             51,908       51,908    116,712               4,947       19,096      71,178


(1) Corresponds to $612.00 semiannually, $312.00 quarterly, or $105.96 monthly.
(2) Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR          DUE        INTEREST AT 5%           0%          4%         8%                  0%           4%          8%
--------     ---------     --------------     -----------------------------------        ---------------------------------

  1           $1,800         $  1,890           $47,954      $47,954    $48,027            $    762     $    799    $    835
  2            1,800            3,874            47,954       47,954     48,206               2,097        2,225       2,355
  3            1,800            5,958            47,954       47,954     48,492               3,406        3,678       3,964
  4            1,800            8,146            47,954       47,954     48,883               4,689        5,161       5,667
  5            1,800           10,443            47,954       47,954     49,386               6,020        6,747       7,549
  6            1,800           12,856            47,954       47,954     49,999               7,328        8,367       9,543
  7            1,800           15,388            47,954       47,954     50,724               8,615       10,023      11,656
  8            1,800           18,048            47,954       47,954     51,560               9,884       11,717      13,898
  9            1,800           20,840            47,954       47,954     52,509              11,137       13,450      16,276
 10            1,800           23,772            47,954       47,954     53,571              12,375       15,225      18,798

 15                0           34,825            47,954       47,954     60,126              13,764       19,765      28,471

 20                0           44,447            47,954       47,954     67,618              11,963       20,956      36,545

 25                0           56,727            47,954       47,954     76,062              10,274       21,963      46,387

 30                0           72,399            47,954       47,954     85,589               8,695       22,699      58,095

Attained
 Age
 65                0           56,727            47,954       47,954     76,062              10,274       21,963      46,387


(1) Corresponds to $918.00 semi annually; $468.00 quarterly, or $158.94 monthly.
(2) Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                            FEDERAL INCOME TAX STATUS

POLICY PROCEEDS

   The discussion herein is general in nature and not intended as tax advice. It is based upon First Investors Life's understanding of Federal income tax laws and regulations as they are currently interpreted. No representation is made regarding the likelihood of continuation of such laws and regulations or the current interpretations by the Internal Revenue Service. Any changes in such laws, regulations or in interpretations may be given retroactive effect. Moreover, no attempt is made to consider any applicable state or other (e.g., estate, gift, or inheritance) tax laws. Each interested person should consult his tax advisor concerning the matters set forth herein.

   First Investors Life believes that the Policy qualifies as a life insurance contract as defined in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the death benefit should be fully excludable from the beneficiary's gross income and the Policyowner should generally not be taxed on the cash values (including increments thereof) under the Policy, until its actual surrender. With respect to a corporate Policyowner, however, such "inside build-up" of the Policy may be subject to the alternative minimum tax.

   Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by Separate Account B of certain diversification requirements contained in Section 817(h) of the Code. The Adviser is expected to manage the assets of the Funds in a manner that complies with these diversification requirements, and under a special "look-through" rule, satisfaction of such requirements by the Funds will be attributed to Separate Account B. The look-through rule is applicable because all shares of the Funds comprising Life Series Fund will be owned only by Separate Account B (and similar accounts of First Investors Life or other insurance companies) and access to the Funds will be available exclusively through the purchase of Policies (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. The tax law does not currently provide guidance as to the circumstances in which a Policyowner may be said to have "control" over Separate Account B assets and thus be subject to current taxation on income credited to the Policyowner's Policy. The Treasury Department has said that it may provide such guidance by a ruling or regulation. It is not clear what this additional guidance would provide, nor whether it would be applied on a prospective basis only. First Investors Life reserves the right to amend the Policies in any appropriate way and take other action necessary to avoid such current taxation. It is possible that future guidelines, if any, concerning diversification could restrict the rights of a Policyowner with respect to the selection of investment options.

   First Investors Life does not believe that any Policy will be characterized, at issuance, as a "modified endowment contract" within the meaning of Section 7702A of the Code. Section 7702A and the characterizations given thereunder generally apply to a Policy that was received in exchange for another that was issued, on or after June 21, 1988, but only if the policy surrendered in exchange therefor was deemed to be a modified endowment contract. A Policy that escapes characterization as a modified endowment contract may nonetheless be treated as such if a material term of the Policy, e.g., death benefits, is altered or if the Policy is converted from a term life insurance contract to a life insurance contract providing a different form of coverage (whether or not issued before June 21, 1988). If a Policy is treated as a modified endowment contract, then distributions thereunder (including the proceeds of any surrender or loan made under, or in result of a pledge or assignment of, the Policy), after the Policy becomes a modified endowment contract, or within two years prior thereto, will be includable in gross income and subject to regular Federal income taxation to the extent of the income in the Policy (basically, cash value less premium paid). An additional 10% tax will also be imposed on the taxable amount of any such portion, subject to certain exceptions.

   All modified endowment contracts issued by the same insurer (or affiliates) to the Policyowner during any calendar year generally will be treated as one Policy for the purpose of applying the modified endowment contract rules. You should consult your tax advisor if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

   If a Policy is not a modified endowment contract, any loans made under a Policy will be treated as indebtedness and no part of such loans will constitute income to the Policyowner, unless the Policy is surrendered or terminated for any reason prior to the Policyowner's death. See "Effects of Loans" on page 15 to 16 of this Prospectus. In addition, the interest on such loan generally will not be deductible.

   Upon surrender of a Policy, taxation of the Surrender Value will depend on the Payment Option that the Policyowner has selected. If payment is in one sum, the Policyowner will be taxed on the income in the Policy at the time payment is made. If payment is in installments, the Policyowner may be taxed (1) on all or a portion of each installment until the income in the Policy has been paid; (2) only after all investment in the Policy has been paid, or (3) on a portion of each payment. You should consult your tax advisor if you have questions about the taxation of a Policy surrender.

   Under the Code, income tax must generally be withheld from the taxable portion of the proceeds paid upon surrender of a Policy, unless the Policyowner notifies First Investors Life in writing, before the payment date, that such withholding is not to be made. Failure to withhold or withholding of an insufficient amount may subject the Policyowner to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject the Policyowner to penalties.

CHARGES FOR FIRST INVESTORS LIFE'S INCOME TAXES

   First Investors Life is taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, First Investors Life will be required to include its variable life insurance operations in its
Federal income tax return. Currently, no charges are made against the Subaccount(s) for First Investors Life's Federal income taxes attributable to the Subaccount(s). However, First Investors Life may make such charges in the future. First Investors Life may charge the Subaccount(s) for its Federal income taxes attributable to the Subaccount(s) when First Investors Life's tax treatment and obligations become clarified. Any such charges against a Subaccount would reduce its Net Investment Return.

   Under current laws, First Investors Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. After First Investors Life's Federal income tax treatment is clarified, or if prior to that time there is a material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Subaccount(s) may be made.

   If any tax charges are made in the future they will be accumulated daily and transferred from the Subaccount(s) to First Investors Life's General Account. Any investment earnings on tax charges accumulated in the Subaccount(s) will be retained by First Investors Life.

                                  VOTING RIGHTS


   First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Policyowners for which it receives instructions, in accordance with the instructions; shares attributable to Policyowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Policyowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Policyowners and for which it receives instructions. First Investors Life will vote Fund shares held directly by it in the same proportion that it votes shares held in any corresponding subaccounts that are attributable to Policyowners and for which it receives instructions, except where there are no shares held in any subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

   The number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. The number of votes that a Policyowner has the right to cast will be determined as of the record date established by Life Series Fund.

   Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Policyowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the Fund.

   First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

   The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, First Investors Life reserves the right to proceed in accordance with any such laws or regulations.

        OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

                                             PRINCIPAL OCCUPATION FOR
   NAME                     OFFICE           LAST 5 YEARS
   ----                     ------           --------------------------------
Jay G.   Baris             Director          Partner,      Kramer,     Leven,
                                             Naftalis,    Nessen,   Kamin   &
                                             Frankel,  New  York,  Attorneys;
                                             Secretary  and  Counsel,   First
                                             Financial Savings Bank,  S.L.A.,
                                             New Jersey.



Glenn T. Dallas            Director          Retired    since   April   1996;
                                             Division  President  and  Senior
                                             Vice  President,   ADT  Security
                                             Systems, Parsippany, New Jersey,
                                             prior thereto.


William H. Drinkwater      First Vice        First Vice President and Chief
                         President and       Actuary, First Investors Life.
                         Chief Actuary

Lawrence M. Falcon          Senior           Senior Vice President and
                        Vice President       Comptroller, First Investors Life.
                        and Comptroller

Richard H. Gaebler         President         President, First Investors Life.
                         and Director

William P. Galvin          Assistant         Assistant Vice President,  First
                        Vice President       Investors  Life,  since February
                                             1996;   Manager  since  February
                                             1995; Licensing Manager, Pfizer,
                                             Inc.,  New  York,  New York from
                                             May 1990 to February 1995.


George V. Ganter           Director          Vice President,  First Investors
                                             Asset Management Company,  Inc.,
                                             Portfolio Manager, FIMCO.


Robert J.  Grosso          Director          Director  of   Compliance,   FIC
                                             since  April   1997;   Assistant
                                             Counsel   since   January  1995;
                                             Business  Consultant from August
                                             1994 to January 1995;  Assistant
                                             Vice   President  and  Assistant
                                             General  Counsel,  Alliance Fund
                                             Distributors,      Inc.     from
                                             September  1993 to August  1994;
                                             Of   Counsel,   Law   Office  of
                                             Richard S. Mazawey from May 1991
                                             to September 1993.


Glenn O. Head        Chairman and Director   Chairman  and  Director,   FICC,
                                             FIMCO and FIC.

Kathryn S. Head            Director          President,  FICC and FIMCO; Vice
                                             President,    Chief    Financial
                                             Officer   and   Director,   FIC;
                                             President  and  Director,  First
                                             Financial Savings Bank, S.L.A.


Scott Hodes                Director          Partner,    Ross   &    Hardies,
                                             Chicago, Illinois, Attorneys.




Carol Lerner Brown         Secretary         Assistant    Secretary,     FIC;
                                             Secretary, FIMCO and FICC.

William M. Lipkus       Vice President       Vice President,  First Investors
                           and Chief         Life   since  May  1996;   Chief
                                             Accounting  Officer  since  June
                                             1992;  Manager,  Tait,  Weller &
                                             Baker,  Edison,  New Jersey from
                                             June 1986 to June 1992.

Jackson Ream               Director          Senior Vice  President,  Nations
                                             Bank  of  Texas  (formerly  NCNB
                                             Texas  National  Bank),  Dallas,
                                             Texas.

Nelson Schaenen Jr.        Director          Partner,  Weiss,  Peck &  Greer,
                                             New York, Investment Managers.

Ada M. Suchow           Vice President       Vice President,  First Investors
                                             Life.

John T. Sullivan           Director          Director,   FIMCO  and  FIC;  Of
                                             Counsel to Hawkins,  Delafield &
                                             Wood, New York, Attorneys.

   A fidelity bond in the amount of $5,000,000 covering First Investors Life's officers and employees has been issued by Gulf Insurance Company. A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

                            DISTRIBUTION OF POLICIES

   The Policies distributed by First Investors Life are sold by insurance agents who are licensed to sell variable life insurance. These agents are paid a commission of 28.55% of the first year premium payment and 1% of the premium payments for years two through ten.


   The Policies are offered for sale in Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.


                                    CUSTODIAN

   First Investors Life, subject to applicable laws and regulations, is to be the custodian of the securities of the Subaccounts. First Investors Life will maintain the records and accounts of Separate Account B. The assets of the Subaccounts will be held by United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 under a safekeeping arrangement. Under the terms of a Safekeeping Agreement dated June 16, 1986, between First Investors Life and United States Trust Company of New York, securities and similar investments of the Subacounts shall be deposited in the safekeeping of United States Trust Company of New York. Such agreement will remain in effect until Separate Account B has been completely liquidated and the proceeds of the liquidation distributed to the security holders of Separate Account B, or a successor custodian, having the requisite qualifications, has been designated and has accepted such custodianship. First Investors Life is responsible for the payment of all expenses of, and compensation to, United States Trust Company of New York in such amounts as may be agreed upon from time to time. For the fiscal year ended December 31, 1996, First Investors Life paid $400 to United States Trust Company of New York.


                                     REPORTS

   At least once each Policy year, First Investors Life shall mail a report to the Policyowner within 31 days after the Policy anniversary. The report shall be mailed to the last address known to First Investors Life. The report will show the death benefit, cash value and policy debt on the anniversary and any loan interest for the prior year. The report will also show the allocation of the investment base on that anniversary. No report will be sent if the Policy is continued as reduced paid-up or extended term insurance.

                                STATE REGULATION

   First Investors Life is subject to the laws of the State of New York governing insurance companies and to regulations by the New York State Insurance Department. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operations of First Investors Life for the preceding year and its financial condition as of the end of such year.

   First Investors Life's books and accounts are subject to review by the Insurance Department at any time and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, First Investors Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                     EXPERTS

   The financial statements included in this Prospectus have been examined by Tait, Weller & Baker, independent certified public accountants, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                        RELEVANCE OF FINANCIAL STATEMENTS

   The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccount(s). The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccount(s).

                      APPENDIX I - OTHER POLICY PROVISIONS

SETTLEMENT OPTIONS

   In lieu of a single sum payment of Policy proceeds on death or surrender, an election may be made to apply all or a portion of the proceeds under any one of the fixed benefit settlement options provided in the Policy. Tax consequences may vary depending on the settlement option chosen. The options are stated below.

   PROCEEDS LEFT AT INTEREST. Left on deposit to accumulate with First Investors Life with interest payable at a rate of 2 1/2% per year.

   PAYMENT OF A DESIGNATED AMOUNT. Payable in installments until proceeds applied under the option and interest on unpaid balance at 2 1/2% per year and any additional interest are exhausted.

   PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Payable in installments for up to 25 years, including interest at 2 1/2% per year. Payments may be increased by additional interest which would be paid at the end of each installment year.

   LIFE INCOME OPTION, GUARANTEED PERIOD. Payments are guaranteed for 10 or 20 years, as elected, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest.

   LIFE INCOME, GUARANTEED RETURN. The sum of the payments made and any payments due at the death of the person on whom the payments are based will never be less than the proceeds applied.

   LIFE INCOME ONLY. Payments will be made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE BENEFITS

   On payment of an additional premium and subject to certain age and insurance underwriting requirements, the following optional provisions, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

   DISABILITY PREMIUM WAIVER. Providing that in the event of the Insured's total disability before the Policy anniversary nearest to the Insured's 60th birthday and continuing for at least 6 months, First Investors Life will waive all premiums falling due after the commencement and during the continuance of such disability.

   ACCIDENTAL DEATH BENEFIT. Providing for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury before the Policy anniversary nearest the Insured's 70th birthday.

   TERM INSURANCE.  Providing 12 year convertible level term insurance.

GENERAL PROVISIONS

   BENEFICIARY. The beneficiary is as designated in the application for the Policy, unless thereafter changed by the Policyowner during the Insured's lifetime. A change of designation may be made by filing a written request with the Home Office of First Investors Life in a form acceptable to First Investors Life.

   ASSIGNMENT. The Policy may be assigned by the Policyowner but no assignment shall be binding on First Investors Life unless it is in writing and filed with First Investors Life at its Home Office. First Investors Life will assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary shall be subordinate to the interest of any assignee, regardless of when the assignment was made and the assignee shall receive any sum payable to the extent of his or her interest.

   AGE AND SEX. If the age or sex of the Insured has been misstated, the benefits available under the Policy will be those which the premiums paid would have purchased for the correct age and sex.

   SUICIDE. If the Insured commits suicide within 2 years from the Policy's date of issue, the liability of First Investors Life under the Policy will be limited to all premiums paid less any indebtedness.

   INCONTESTABILITY. Except for nonpayment of premiums, the validity of the Policy and its riders will not be contestable after it has been in force during the lifetime of the Insured for 2 years from the Date of Issue.

   GRACE PERIOD. A Grace Period of 31 days will be allowed for payment of each premium after the first. The Policy will continue in force during the Grace Period unless surrendered.

   PAYMENTS AND DEFERMENT. Payment of the death benefit or surrender value or loan proceeds will usually be made within 7 days after receipt by First Investors Life of all documents required for such payments. However, payment may be delayed if the amount cannot be determined because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists.

   Under a Policy continued as paid-up or extended term insurance, the payment of the surrender value or loan proceeds may be deferred for up to six months. If the payment is postponed more than 30 days, interest at a rate of not less than 3% will be paid on the Surrender Value. The interest will be paid from the date of surrender to the date payment is made.

   DIVIDENDS. The Policies do not provide for dividend payments and therefore are considered "non-participating" in the earnings of First Investors Life.

                                   APPENDIX II
                   ADDITIONAL ILLUSTRATIONS OF DEATH BENEFITS,
                      CASH VALUES AND ACCUMULATED PREMIUMS


   Tables on Pages 33 to 35 illustrate the way in which a Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming hypothetical rates of investment return for the Subaccount(s) equivalent to constant gross annual rates of 0%, 6% and 12%. The table on Page 33 is based on an annual premium of $600 for a male issue age 10, the table on Page 34 is based on an annual premium of $1,200 for a male issue age 25, and the table on Page 35 is based on an annual premium of $1,800 for a male issue age
40. The illustrations assume a standard risk classification and will assist in the comparison of death benefits and cash values under the Policies with those under other variable life policies issued by First Investors Life or other companies. Please refer to Page 19 for additional discussion and to Pages 21 to 23 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 4% and 8%.


   The amounts shown are as of the end of each Policy year and take into account deductions from the annual premium and the daily charge for investment advisory services and mortality and expense risk equivalent to an effective annual charge of 1.45%. Taking account of the daily charges, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of approximately -1.45%, 4.55% and 10.55%, respectively. The returns shown are also net of any tax charges attributable to the Subaccount(s).

   The second column of each table shows the amount to which the total premiums paid to the end of the Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

   First Investors Life will furnish upon request a comparable illustration reflecting the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of a Policy if a purchase is made reflecting the Insured's risk classification if other than standard.

                                MALE ISSUE AGE 10
                    $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)


                                TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY         PREMIUM        PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
 YEAR            DUE       INTEREST AT 5%           0%          6%        12%                  0%           6%         12%
---------     ---------    --------------     -----------------------------------        ---------------------------------

  1             $600         $    630           $39,638      $39,645  $  39,729             $   138     $    148   $     158
  2              600            1,291            39,638       39,669     40,061                 586          633         682
  3              600            1,986            39,638       39,710     40,642               1,023        1,136       1,256
  4              600            2,715            39,638       39,767     41,482               1,450        1,656       1,884
  5              600            3,481            39,638       39,841     42,599               1,889        2,219       2,597
  6              600            4,285            39,638       39,932     44,005               2,316        2,800       3,375
  7              600            5,129            39,638       40,039     45,711               2,734        3,402       4,227
  8              600            6,016            39,638       40,161     47,732               3,143        4,026       5,160
  9              600            6,947            39,638       40,299     50,081               3,547        4,676       6,184
 10              600            7,924            39,638       40,453     52,774               3,946        5,354       7,309

 15                0           11,608            39,638       41,363     70,965               4,473        7,632      13,094

 20                0           14,816            39,638       42,310     95,773               4,010        9,176      20,771

 25                0           18,909            39,638       43,278    129,224               3,610       11,076      33,073

 30                0           24,133            39,638       44,269    174,378               3,244       13,343      52,561

Attained
 Age
 65                0           81,723            39,638       49,597    785,431               1,685       30,247     479,001


(1)   Corresponds  to  $306.00  semi  annually;  $156.00  quarterly,  or  $52.98 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

34


                                MALE ISSUE AGE 25
                   $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                  TOTAL                   DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                          PREMIUMS         ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY          PREMIUM         PAID PLUS         TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR            DUE        INTEREST AT 5%          0%           6%          12%                0%           6%         12%
--------       ---------     --------------    --------------------------------------      ---------------------------------
  1            $1,200          $  1,260           $51,908      $51,921  $  52,078            $    409   $      439  $      469
  2             1,200             2,583            51,908       51,955     52,558               1,308        1,423       1,542
  3             1,200             3,972            51,908       52,011     53,359               2,197        2,454       2,727
  4             1,200             5,431            51,908       52,088     54,495               3,076        3,532       4,037
  5             1,200             6,962            51,908       52,188     55,994               3,992        4,710       5,535
  6             1,200             8,570            51,908       52,308     57,870               4,897        5,941       7,187
  7             1,200            10,259            51,908       52,450     60,141               5,791        7,226       9,008
  8             1,200            12,032            51,908       52,612     62,823               6,673        8,568      11,014
  9             1,200            13,893            51,908       52,794     65,934               7,544        9,969      13,222
 10             1,200            15,848            51,908       52,996     69,495               8,404       11,430      15,653

 15                 0            23,217            51,908       54,188     93,429               9,524       16,333      28,161

 20                 0            29,631            51,908       55,430    126,119               8,504       19,562      44,508

 25                 0            37,818            51,908       56,702    170,313               7,539       23,273      69,903

 30                 0            48,266            51,908       58,005    230,101               6,628       27,467     108,958

Attained
 Age
 65                 0            78,620            51,908       60,711    420,822               4,947       37,025     256,641


(1)   Corresponds  to  $612.00  semi  annually;  $312.00  quarterly,  or $105.96 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

35


                                MALE ISSUE AGE 40
                   $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
             $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                TOTAL                    DEATH BENEFIT (2)                           CASH VALUES (2)
END OF                        PREMIUMS          ASSUMING HYPOTHETICAL GROSS (AFTER         ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY       PREMIUM          PAID PLUS          TAX) ANNUAL INVESTMENT RETURN OF           TAX) ANNUAL INVESTMENT RETURN OF
  YEAR         DUE         INTEREST AT 5%            0%          6%            12%              0%           6%         12%
--------    ---------      --------------      ---------------------------------------    ---------------------------------
  1         $1,800           $  1,890            $47,954      $47,968  $  48,144            $    762     $    817  $      872
  2          1,800              3,874             47,954       48,002     48,621               2,097        2,289       2,488
  3          1,800              5,958             47,954       48,056     49,393               3,406        3,819       4,263
  4          1,800              8,146             47,954       48,129     50,473               4,689        5,409       6,211
  5          1,800             10,443             47,954       48,222     51,886               6,020        7,138       8,431
  6          1,800             12,856             47,954       48,335     53,645               7,328        8,937      10,869
  7          1,800             15,388             47,954       48,467     55,766               8,615       10,809      13,548
  8          1,800             18,048             47,954       48,617     58,266               9,884       12,760      16,491
  9          1,800             20,840             47,954       48,786     61,164              11,137       14,792      19,724
 10          1,800             23,772             47,954       48,973     64,480              12,375       16,911      23,276

 15              0             34,825             47,954       50,080     86,798              13,764       23,714      41,101

 20              0             44,447             47,954       51,233    117,342              11,963       27,690      63,419

 25              0             56,727             47,954       52,416    158,741              10,274       31,966      96,809

 30              0             72,399             47,954       53,630    214,919               8,695       36,402     145,879

Attained
 Age
 65              0             56,727             47,954       52,416    158,741              10,274       31,966      96,809

(1)   Corresponds  to  $918.00  semi  annually;  $468.00  quarterly,  or $158.94 monthly.
(2)   Assumes no policy loan is made.
Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

                                             TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 24, 1997

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                                 BALANCE SHEETS
                                     ASSETS


                                                                        DECEMBER 31, 1996       DECEMBER 31,1995
Investments (note 2):
  Available-for-sale securities.......................................    $114,011,891             $113,815,086
  Held-to-maturity securities.........................................       5,549,214                5,942,604
  Short term investments..............................................       7,667,491                5,160,201
  Policy loans........................................................      18,865,648               17,016,692
                                                                        ---------------          --------------

     Total investments................................................     146,094,244              141,934,583

Cash .................................................................         901,980                1,189,030
Premiums and other receivables, net of allowances of
  $30,000 in 1996 and 1995............................................       3,998,210                4,334,595
Accrued investment income.............................................       2,903,566                2,833,561
Deferred policy acquisition costs (note 6)............................      17,547,129               17,318,214
Deferred Federal income taxes (note 7)     ...........................         934,000                   12,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $925,736 in 1996 and $800,593 in 1995...............         146,078                  236,736
Other assets..........................................................         136,302                  123,509
Separate account assets...............................................     465,456,848              344,568,486
                                                                         --------------           -------------

     Total assets.....................................................    $638,118,357              $512,550,714
                                                                          =============             ============

                      LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Policyholder account balances (note 6)................................    $113,295,474             $113,374,173
Claims and other contract liabilities.................................      12,190,281               11,289,108
Accounts payable and accrued liabilities..............................       3,730,943                4,150,250
Separate account liabilities..........................................     464,852,507              343,956,938
                                                                         --------------           -------------

     Total liabilities................................................     594,069,205              472,770,469
                                                                         --------------           -------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares...............................       2,538,163                2,538,163
Additional paid in capital............................................       6,496,180                6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2).................................................         644,000                1,878,000
Retained earnings ....................................................      34,370,809               28,867,902
                                                                         --------------          --------------

     Total stockholder's equity.......................................      44,049,152               39,780,245
                                                                        ---------------          --------------

     Total liabilities and stockholder's equity.......................    $638,118,357              $512,550,714
                                                                          =============             ============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                              STATEMENTS OF INCOME


                                                               YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                        DECEMBER 31, 1996    DECEMBER 31,1995   DECEMBER 31,1994
REVENUES
  Policyholder fees...................................        $22,955,165        $ 19,958,420       $16,433,269
  Premiums............................................          6,725,329           7,293,719         7,630,182
  Investment income (note 2)..........................          9,771,389           9,363,212         8,835,356
  Realized gain (loss) on investments.................           (221,025)            373,582          (259,987)
  Other income........................................            704,678             835,703           701,355
                                                            -------------       -------------      ------------

     Total income.....................................         39,935,536          37,824,636        33,340,175
                                                            -------------       -------------      ------------
BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities......         12,912,810          13,027,516        14,297,499
  Dividends to policyholders..........................            964,913             954,384           910,754
  Amortization of deferred acquisition costs (note 6).          1,454,408           1,672,429         1,573,216
  Commissions and general expenses....................         16,287,498          15,773,968        13,513,644
                                                            -------------       -------------      ------------

     Total benefits and expenses......................         31,619,629          31,428,297        30,295,113
                                                            -------------       -------------      ------------

Income before Federal income tax .....................          8,315,907           6,396,339         3,045,062

Federal income tax (note 7):
  Current.............................................          3,099,000           2,553,000           838,000
  Deferred............................................           (286,000)           (376,000)         (352,000)
                                                            -------------       -------------      ------------

                                                                2,813,000           2,177,000           486,000
                                                            -------------       -------------      ------------


Net Income............................................     $   5,502,907         $  4,219,339       $ 2,559,062
                                                           =============        =============       ===========

Income per share, based on 534,350 shares
outstanding...........................................            $10.30                $7.90             $4.79
                                                         ===============    =================   ===============


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF STOCKHOLDER'S EQUITY


                                                           YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,1996      DECEMBER 31,1995   DECEMBER 31, 1994
Balance at beginning of year............................. $ 39,780,245         $ 31,196,906        $  34,173,844
Net income...............................................    5,502,907            4,219,339            2,559,062
Increase (decrease) in unrealized holding gains on
  available-for-sale securities..........................   (1,234,000)           4,364,000           (5,536,000)
                                                          ------------         ------------        -------------
Balance at end of year................................... $ 44,049,152         $ 39,780,245        $  31,196,906
                                                          ============         ============        =============

                            STATEMENTS OF CASH FLOWS

                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31,1994
                                                        -----------------   -----------------   ----------------
Increase (decrease) in cash:
   Cash flows from operating activities:
     Policyholder fees received..........................  $ 22,925,131       $  19,374,522       $  16,433,269
     Premiums received...................................     6,413,009           6,895,096           7,366,276
     Amounts received on policyholder accounts...........   105,489,481          87,156,662          63,526,544
     Investment income received..........................     9,964,169           9,360,894           8,886,847
     Other receipts......................................        55,779              69,621              46,581
     Benefits and contract liabilities paid..............  (117,321,389)       (101,642,156)        (75,131,594)
     Commissions and general expenses paid...............   (20,857,687)        (18,176,870)        (15,252,935)
                                                          -------------        ------------        -------------

     Net cash provided by (used for) operating
        activities.......................................     6,668,493           3,037,769           5,874,988
                                                          -------------        ------------        -------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities.........    39,062,702          58,755,827          36,751,082
     Purchase of investment securities...................   (44,134,604)        (58,622,646)        (42,164,770)
     Purchase of furniture, equipment and other
       assets...........................................        (34,485)           (128,442)            (67,121)
     Net increase in policy loans........................    (1,848,956)         (2,330,591)         (1,801,780)
     Investment in Separate Account .....................          (200)           (500,000)                 --
                                                          -------------        ------------        -------------

     Net cash provided by (used for) investing
       activities........................................    (6,955,543)         (2,825,852)          (7,282,589)
                                                          -------------        ------------        -------------
     Net increase (decrease) in cash.....................      (287,050)            211,917           (1,407,601)

Cash
  Beginning of year .....................................     1,189,030             977,113            2,384,714
                                                          -------------        ------------        -------------
  End of year............................................ $     901,980        $  1,189,030        $     977,113
                                                          =============        ============        =============

The Company received a refund of Federal income tax of $102,000 in 1995 and paid Federal income tax of $3,243,000 in 1996, $2,125,000 in 1995 and $1,368,000 in
1994.


See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS



                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                        DECEMBER 31, 1996   DECEMBER 31, 1995   DECEMBER 31, 1994
                                                        -----------------   -----------------   -----------------
Reconciliation  of net  income  to net cash
  provided by (used for) operating activities:

         Net income........................................   $ 5,502,907         $ 4,219,339        $ 2,559,062

         Adjustments to reconcile  net income to net cash
          provided by (used for) operating activities:
            Depreciation and amortization..................       130,924             141,121            122,199
            Amortization of deferred policy acquisition
              costs........................................     1,454,408           1,672,429          1,573,216
Realized investment (gains) losses.........................       221,025            (373,582)           259,987
            Amortization of premiums and discounts on
              investments..................................       262,785             237,472            287,340
            Deferred Federal income taxes..................      (286,000)           (376,000)          (352,000)
            Other items not requiring cash - net...........         6,794           ( 112,268)              (149)

         (Increase) decrease in:
            Premiums and other receivables, net............       336,385            (433,106)        (1,055,910)
            Accrued investment income......................       (70,005)           (239,790)          (235,849)
            Deferred policy acquisition costs, exclusive
              of amortization..............................    (1,275,323)         (1,117,752)        (1,138,988)
            Other assets...................................       (18,574)             64,490            (30,882)

         Increase (decrease) in:
            Policyholder account balances..................       (78,699)         (1,882,591)         2,719,458
            Claims and other contract liabilities..........       901,173             551,392            503,025
            Accounts payable and accrued liabilities.......      (419,307)            686,615            664,479
                                                              -----------        ------------        -----------

                                                              $ 6,668,493         $ 3,037,769        $ 5,874,988
                                                              ===========         ===========        ===========



See accompanying notes to financial statements.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS


Note 1 -- Basis of Financial Statements

    The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:
             (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
             (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
             (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
             (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
             (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

Note 2 -- Other Significant Accounting Practices

    (a) Accounting Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

    (b) Depreciation. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation.

    (c)  Investments.   Investments  in  equity  securities  that  have  readily
determinable fair values and all investments in debt securities are classified in three separate categories and accounted for as follows:

    HELD-TO-MATURITY SECURITIES
Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

    TRADING SECURITIES
Debt and equity securities that are held principally for the purpose of selling such securities in the near term are recorded at fair value with unrealized gains and losses included in earnings.

    AVAILABLE-FOR-SALE SECURITIES
Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Short term investments are reported at market value which approximates cost.

    Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                                             YEAR ENDED          YEAR ENDED           YEAR ENDED
                                                       DECEMBER 31,1996   DECEMBER 31, 1995     DECEMBER 31,1994
Interest on fixed maturities.............................   $8,559,429          $8,243,748          $8,091,627
Interest on short term investments.......................      410,930             451,475             225,682
Interest on policy loans.................................    1,151,681             973,242             886,465
Dividends on equity securities...........................       43,756              58,305              10,220
                                                         -------------       -------------         -----------

     Total investment income.............................   10,165,796           9,726,770           9,213,994
     Investment expense..................................      394,407             363,558             378,638
                                                          ------------        ------------        ------------

Net investment income....................................   $9,771,389          $9,363,212          $8,835,356
                                                            ==========          ==========          ==========

      The amortized cost and estimated market values of investments at December 31, 1996 and 1995 are as follows:

                                                                      GROSS             GROSS         ESTIMATED
                                                  AMORTIZED        UNREALIZED        UNREALIZED        MARKET
                                                    COST              GAINS            LOSSES           VALUE
Available-For-Sale Securities
December 31, 1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies...............................  $ 41,254,552       $  569,803      $   157,020     $  41,667,335
  Debt Securities issued by
   States of the U.S..........................     5,525,022              --           172,264         5,352,758
  Corporate Debt Securities...................    56,013,590        1,217,747          297,752        56,933,585
  Other Debt Securities ......................     9,952,727          133,266           27,780        10,058,213
                                                ------------       ----------      -----------      ------------
                                                $112,745,891       $1,920,816      $   654,816      $114,011,891
                                                ============       ==========      ===========      ============

December 31,1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies............................... $  40,056,913      $ 1,459,984      $       --       $ 41,516,897

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



  Debt Securities issued by
 States of the U.S. .....      9,067,445      215,464      10,295      9,272,614
Corporate Debt Securities     53,636,330    1,872,502     121,193     55,387,639
Equity Securities .......        500,000       55,000          --        555,000
Other Debt Securities ...      7,010,398       78,876       6,338      7,082,936
                            $110,271,086   $3,681,826   $ 137,826   $113,815,086
                            ============   ==========   =========   ============

   At December 31, 1996 and 1995, the Company recognized "Unrealized Holding Gains (Losses) on Available-For-Sale Securities" of $644,000 and $1,878,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of ($1,234,000), $4,364,000 and ($5,536,000) for 1996, 1995 and 1994, respectively is reported as a separate component of stockholders' equity.

Held-To-Maturity Securities
December 31,1996
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
 and Agencies ...........   $3,439,214   $36,945   $   10,944   $3,465,215
Corporate Debt Securities    2,000,000        --       66,200    1,933,800
Other Debt Securities ...      110,000        --           --      110,000
                            ----------   -------   ----------   ----------
                            $5,549,214   $36,945   $   77,144   $5,509,015
                            ==========   =======   ==========   ==========

December 31,1995
  U.S. Treasury Securities and obligations
   of U.S. Government Corporations
   and Agencies .........   $3,332,604   $120,983   $       --   $3,453,587
Corporate Debt Securities    2,000,000         --       40,412    1,959,588
  Other Debt Securities .      610,000         --           --      610,000
                            ----------   --------   ----------   ----------
                            $5,942,604   $120,983   $   40,412   $6,023,175
                            ==========   ========   ==========   ==========


      The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



                                              HELD TO MATURITY            AVAILABLE FOR SALE
                                          AMORTIZED      ESTIMATED     AMORTIZED     ESTIMATED
                                            COST       MARKET VALUE       COST      MARKET VALUE
Due in one year or less ..............   $  100,000   $    100,000   $  2,359,443   $  2,368,650
Due after one year through five years       267,660        265,400     36,423,615     36,855,145


Due after five years through ten years    3,181,554      3,209,815     48,199,575     49,009,561
Due after ten years ..................    2,000,000      1,933,800     25,763,258     25,778,535
                                         ----------   ------------   ------------   ------------
                                         $5,549,214   $  5,509,015   $112,745,891   $114,011,891
                                         ==========   ============   ============   ============


      Proceeds from sales of investments in fixed maturities were $39,046,422, $56,949,635 and $36,701,082 in 1996, 1995 and 1994, respectively. Gross gains of
$185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995. Gross gains of $85,827 and gross losses of $345,814 were realized on those sales in 1994.

      (d) Recognition of Revenue, Policyholder Account Balances and Policy Benefits

           TRADITIONAL ORDINARY LIFE AND HEALTH

           Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

           UNIVERSAL LIFE AND VARIABLE LIFE

           Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees. Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

           ANNUITIES

           Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



           annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

      (e) Separate Accounts. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

      (f) Reclassifications. Certain reclassifications have been made to the 1994 and 1995 Financial Statements in order to conform to the 1996 presentation.

Note 3 -- Fair Value of Financial Instruments

      The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

      The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

Note 4 -- Retirement Plans

      The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1996, 1995 and 1994, the Company charged operations approximately $100,000, $40,000 and $ 0, respectively for its portion of the contribution.

      The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $414,000 in 1996, $375,000 in 1995 and $312,000 in 1994. The accrued liability of approximately $2,858,000 in 1996 and $2,621,000 in 1995 was sufficient to cover the value of benefits provided by the plan.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1996 and 1995 was not material.

Note 5 -- Commitments and Contingent Liabilities

      The Company has agreements with affiliates and non-affiliates as follows:
      (a) The  Company's  maximum  retention  on any one life is  $100,000.  The
Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1996, 1995 and 1994. The Company also had assumed reinsurance amounting to approximately 21%, 20% and 21% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

      (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1996, 1995 and 1994, the Company paid approximately $1,222,000, $1,282,000 and $1,099,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,709,000 in 1996, $8,739,000 in 1995,and $6,651,000 in 1994 for commissions relating to the sale of its products.

           The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $ 326,000 at December 31, 1996 and $343,000 at December 31, 1995.

      (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

Note 6 -- Adjustments Made to Statutory Accounting Practices

   Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1996, 1995 and 1994 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                   NET INCOME                 CAPITAL SHARES AND SURPLUS
                                             YEAR ENDED DECEMBER 31                  AT DECEMBER 31
                                             -----------------------          --------------------------
                                            1996      1995        1994         1996        1995          1994

Reported on a statutory basis.......... $5,002,533 $3,705,334  $2,205,814  $26,580,877 $21,600,537  $18,020,531
                                        ---------- ----------  ----------  ----------- -----------  -----------

Adjustments:
   Deferred policy acquisition costs (b)  (179,085)  (554,677)   (434,228)  17,547,129  17,318,214   19,321,891
   Future policy benefits (a)..........    514,086    422,387     727,849   (2,398,397) (2,912,483)  (3,334,870)
   Deferred income taxes...............    286,000    376,000     352,000      934,000      12,000    1,884,000
   Premiums due and deferred (e).......     85,461     80,133      70,968   (1,359,107) (1,444,568)  (1,524,702)
   Cost of colletion and other statutory
     liabilities.......................    (12,283)   (16,318)    (32,454)      36,984      49,267       65,585
   Non-admitted assets.................       --         --          --        298,731     395,758      385,500
Asset valuation reserve................       --         --          --      1,136,664   1,016,830      901,041
   Interest maintenance reserve.......     (48,542)   (40,804)    (71,048)       6,271     200,690       (5,070)
   Gross unrealized holding gains (losses) on
     available-for-sale securities...           --       --          --      1,266,000   3,544,000   (4,517,000)
   Net realized capital gains (losses).   (221,025)   373,582    (259,987)        --          --           --
   Other...............................     75,762   (126,298)        148         --          --
                                        ---------- ----------  ----------  ----------- -----------  -----------
                                           500,374    514,005     353,248   17,468,275  18,179,708   13,176,375
                                        ---------- ----------  ----------  ----------- -----------  -----------

In accordance with generally accepted
   accounting principles............... $5,502,907 $4,219,339  $2,559,062  $44,049,152 $39,780,245  $31,196,906
                                        ========== ==========  ==========  =========== ===========  ===========

Per share, based on 534,350 shares
   outstanding.........................     $10.30      $7.90       $4.79       $82.44      $74.45       $58.38
                                            ======     ======      ======       ======      ======       ======


   The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.
      (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


DISTRIBUTION OF LIABILITIES*                           BASIS OF ASSUMPTIONS
                                 YEARS
      1996           1995       OF ISSUE          INTEREST                  MORTALITY TABLE             WITHDRAWAL
      ----           ----       --------          --------                  ---------------             ----------

Non-par:
 $ 1,655,040    $ 1,722,604   1962-1967            4 1/2%        1955-60 Basic Select plus Ultimate      Linton B
   5,814,885      5,668,858   1968-1988            5 1/2%        1955-60 Basic Select plus Ultimate      Linton B
   2,546,702      2,574,079   1984-1988            7 1/2%        85% of 1965-70 Basic Select             Modified
                                                                   plus Ultimate                         Linton B
      86,508         74,055   1989-Present         7 1/2%        1975-80 Basic Select plus Ultimate      Linton B
     113,117        109,919   1989-Present         7 1/2%        1975-80 Basic Select plus Ultimate      Actual
      34,185         39,885   1989-Present         8%            1975-80 Basic Select plus Ultimate      Actual

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)




  31,902,122     31,896,847   1985-Present         6%         Accumulation of Funds                      --
Par:
     223,500        224,307   1966-1967            4 1/2%        1955-60 Basic Select plus Ultimate      Linton A
  13,357,249     13,557,033   1968-1988            5 1/2%        1955-60 Basic Select plus Ultimate      Linton A
     975,132        988,555   1981-1984            7 1/4%        90% of 1965-70 Basic Select
                                                                   plus Ultimate                         Linton B
   4,772,595      4,713,069   1983-1988            9 1/2%        80% of 1965-70 Basic Select
                                                                plus Ultimate                            Linton B
  14,031,404     12,459,045   1990-Present         8%         66% of 1975-80 Basic Select
                                                                plus Ultimate                            Linton B
Annuities:
  21,779,771     25,202,605   1976-Present         5 1/2%        Accumulation of Funds                   --
Miscellaneous:
  16,939,829     15,161,153   1962-Present         2 1/2%-3 1/2%    1958-CSO                             None


----------
* The above amounts are before deduction of deferred premiums of $936,565 in 1996 and $1,017,841 in 1995.


      (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $1,454,408 in 1996, $1,672,429 in 1995 and $1,573,216
in 1994 was charged to operations.
      (c) Participating business represented 9.8% and 11.1% of individual life insurance in force at December 31, 1996 and 1995, respectively.
      The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.
      The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.
      (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $16,796,135, $11,815,645 and $8,235,339 at December 31, 1996, 1995 and 1994, respectively.
      (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

Note 7 -- Federal Income Taxes

      The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

                     FIRST INVESTORS LIFE INSURANCE COMPANY
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



      Retained earnings at December 31, 1996 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


      Deferred tax liabilities (assets) are comprised of the following:


                                                                    1996                  1995
                                                                    ----                  ----
Policyholder dividend provision.............................   $   (332,719)          $  (323,612)
Non-qualified agents' pension plan reserve..................     (1,127,384)           (1,044,728)
Deferred policy acquisition costs...........................      2,507,526             2,968,214
Future policy benefits......................................     (2,346,908)           (2,639,345)
Bond discount...............................................         28,677                27,842
Unrealized holding gains  (losses) on
  Available-For-Sale Securities.............................        331,000               967,000
Other.......................................................          5,808                32,629
                                                                -----------           -----------
                                                                $  (934,000)          $   (12,000)
                                                                ===========           ===========


      The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025 and the $838,000 for 1994 is net of a $102,000 Federal tax benefit resulting from a capital loss carry back of $259,987.

      A reconciliation of the Federal statutory income tax rate to the Company's effective tax rate is as follows:

                                                       1996     1995    1994
                                                       ----     ----    ----
Application of statutory tax rate......................  34%     34%     34%
Special tax deduction for life insurance companies.....  --      --     (18)
                                                        ---     ---     ---
                                                         34%     34%     16%
                                                         ===     ===    ====

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
First Investors Life Insurance Company
New York, New York


      We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1996, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1996, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                       TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 24, 1997

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1996


ASSETS
  Investments at net asset value (Note 3):
    First Investors Life Series Fund.........................  $135,984,462

LIABILITIES
    Payable to First Investors Life Insurance Company........     2,829,055
                                                               ------------

NET ASSETS...................................................  $133,155,407

Net assets represented by Contracts..........................  $133,155,407
                                                               ============


                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Income:
    Dividends................................................     5,767,048
                                                               ------------

        Total income.........................................     5,767,048
                                                               ------------

  Expenses:
    Cost of insurance charges (Note 4).......................     2,984,274
    Mortality and expense risks (Note 4).....................       600,034
                                                               ------------

        Total expenses.......................................     3,584,308
                                                               ------------

NET INVESTMENT INCOME........................................     2,182,740
                                                               ------------

UNREALIZED APPRECIATION ON INVESTMENTS
  Beginning of year..........................................    19,645,118
  End of year................................................    32,071,931
                                                               ------------

Change in unrealized appreciation on investments.............    12,426,813
                                                               ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........  $ 14,609,553
                                                               ============



See notes to financial statements.

                              FIRST INVESTORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                       STATEMENTS OF CHANGES IN NET ASSETS

                            YEARS ENDED DECEMBER 31,


                                                                    1996             1995
                                                                    ----             ----
Increase (Decrease) in Net Assets
  From Operations
      Net investment income................................   $   2,182,740    $   1,752,264
      Change in unrealized appreciation on investments.....      12,426,813       13,960,512
                                                              -------------    -------------

      Net increase in net assets resulting from
        operations.........................................      14,609,553       15,712,776
                                                              -------------    -------------

    From Unit Transactions
      Net insurance premiums...............................      27,107,376       23,709,341
      Contract payments....................................     (10,946,422)      (9,408,404)
                                                              -------------    -------------

      Net increase in net assets derived from unit
       transactions........................................      16,160,954       14,300,937
                                                              -------------    -------------

      Net increase in net assets...........................      30,770,507       30,013,713

Net Assets
    Beginning of year......................................     102,384,900       72,371,187
                                                              -------------    -------------
    End of year............................................   $ 133,155,407    $ 102,384,900
                                                              =============    =============


See notes to financial statements.

                               FIRST INVETORS LIFE
                      LEVEL PREMIUM VARIABLE LIFE INSURANCE

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


Note 1 -- Organization
      First Investors Life Level Premium Variable Life Insurance (Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act. Note 2 -- Significant Accounting Policies
      INVESTMENTS
      Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.
      NET ASSETS REPRESENTED BY CONTRACTS
      The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table. FEDERAL INCOME TAXES Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.
Note 3 -- Investments
      Investments consist of the following:

                                               NET ASSET     MARKET
                                     SHARES      VALUE        VALUE           COST
First Investors Life
  Series Fund
    Cash Management..............  1,228,998    $ 1.00     $ 1,228,998     $ 1,228,998
    High Yield...................  2,643,599     11.93      31,539,324      28,206,557
    Growth.......................  1,015,261     24.56      24,934,841      16,868,652
    Discovery....................    973,920     25.06      24,405,742      18,763,314
    Blue Chip....................  1,318,649     19.77      26,070,652      17,531,293
    International Securities.....  1,301,879     17.19      22,376,887      16,415,746
    Government...................     79,835     10.19         813,719         827,433
    Investment Grade.............    183,156     11.36       2,080,204       1,936,196
    Utility Income...............    201,555     12.57       2,534,095       2,134,342
                                                          ------------    ------------
                                                          $135,984,462    $103,912,531
                                                          ============    ============


      The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities. Note 4 -- Mortality and Expense Risks and Deductions
      In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1996 was $600,034.
         A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1996 cost of insurance charges amounted to $2,984,274.

First Investors Life
Level Premium
Variable Life
Insurance Policies

---------------------------

Prospectus

---------------------------

April 30, 1997


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:


TABLE OF CONTENTS
-------------------------------------

Charges and Expenses...............................  2
General Description................................  3
The Variable Life Policy...........................  9
Illustrations of Death Benefits,
 Cash Values and Accumulated Premiums.............. 19
Federal Income Tax Status.......................... 24
Voting Rights...................................... 26
Officers and Directors of
 First Investors Life Insurance Company............ 27
Distribution of Policies........................... 28
Custodian.......................................... 28
Reports............................................ 29
State Regulation................................... 29
Experts............................................ 29
Relevance of Financial Statements.................. 29
Appendix I -- Other Policy Provisions.............. 30
Appendix II -- Additional Illustrations of Death
 Benefits, Cash Values and
 Accumulated Premiums.............................. 32
Financial Statements of First Investors Life....... 36
Financial Statements of Separate Account B......... 50


LIFE 318

FIRST INVESTORS LIFE SERIES FUND

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for FIRST INVESTORS LIFE SERIES FUND ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: FIRST INVESTORS LIFE BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS LIFE CASH MANAGEMENT FUND ("CASH MANAGEMENT FUND"), FIRST INVESTORS LIFE DISCOVERY FUND ("DISCOVERY FUND"), FIRST INVESTORS LIFE GOVERNMENT FUND ("GOVERNMENT FUND"), FIRST INVESTORS LIFE GROWTH FUND ("GROWTH FUND"), FIRST INVESTORS LIFE HIGH YIELD FUND ("HIGH YIELD FUND"), FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND ("INTERNATIONAL SECURITIES FUND"), FIRST INVESTORS LIFE INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND ("TARGET MATURITY 2007 FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND ("TARGET MATURITY 2010 FUND") and FIRST INVESTORS LIFE UTILITIES INCOME FUND ("UTILITIES INCOME FUND") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C.

         AN INVESTMENT IN LIFE SERIES FUND, INCLUDING CASH MANAGEMENT FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS BY THE HIGH YIELD FUND IN HIGH-YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE THAT WOULD RESULT FROM INVESTMENT IN HIGHER-RATED SECURITIES. SEE "HIGH YIELD SECURITIES--RISK FACTORS."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1997

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:


         BLUE CHIP FUND. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.


         CASH MANAGEMENT FUND. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         DISCOVERY FUND. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         GOVERNMENT FUND. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

         GROWTH FUND. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         HIGH YIELD FUND. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors."

         INTERNATIONAL SECURITIES FUND. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         INVESTMENT GRADE FUND. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.


         TARGET MATURITY 2007 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

         TARGET MATURITY 2010 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

         TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

         AS A RESULT OF THE VOLATILE NATURE OF THE MARKET FOR ZERO COUPON SECURITIES, THE VALUE OF SHARES OF TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND PRIOR TO EACH FUND'S MATURITY MAY FLUCTUATE SIGNIFICANTLY. THUS, TO ACHIEVE A PREDICTABLE RETURN, INVESTORS SHOULD HOLD THEIR INVESTMENTS IN EITHER OF THESE TWO FUNDS UNTIL THE FUND LIQUIDATES SINCE THE FUND'S VALUE CHANGES DAILY WITH MARKET CONDITIONS. ACCORDINGLY, ANY INVESTOR WHO REDEEMS HIS OR HER SHARES PRIOR TO A FUND'S MATURITY IS LIKELY TO ACHIEVE A DIFFERENT INVESTMENT RESULT THAN THE RETURN THAT WAS PREDICTED ON THE DATE THE INVESTMENT WAS MADE, AND MAY EVEN SUFFER A SIGNIFICANT LOSS.

         UTILITIES INCOME FUND. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

         Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------


BLUE CHIP
3/8/90* to 12/31/90  . .    $ 10.00        $ .07        $ (.02)       $   .05       $  --       $  --      $  --
1991 . . . . . . . . . .      10.05          .12          2.50           2.62         .05          --        .05
1992 . . . . . . . . . .      12.62          .16           .67            .83         .21          --        .21
1993 . . . . . . . . . .      13.24          .15           .97           1.12         .15          --        .15
1994 . . . . . . . . . .      14.21          .18          (.39)         (.21)         .08         .17        .25
1995   . . . . . . . . .      13.75          .26          4.11           4.37         .19         .95       1.14
1996 . . . . . . . . . .      16.98          .22          3.31           3.53         .25         .49        .74

CASH MANAGEMENT **
1988 . . . . . . . . . .       1.00         .048             --          .048        .048          --       .048
1989 . . . . . . . . . .       1.00         .075             --          .075        .075          --       .075
1990 . . . . . . . . . .       1.00         .072             --          .072        .072          --       .072
1991 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1992 . . . . . . . . . .       1.00         .029             --          .029        .029          --       .029
1993 . . . . . . . . . .       1.00         .027             --          .027        .027          --       .027
1994 . . . . . . . . . .       1.00         .037             --          .037        .037          --       .037
1995 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1996 . . . . . . . . . .       1.00         .049             --          .049        .049          --       .049

DISCOVERY
1988 . . . . . . . . . .      10.02          .26           .10            .36          --          --         --
1989 . . . . . . . . . .      10.38          .19          2.19           2.38         .27         .09        .36
1990 . . . . . . . . . .      12.40          .14          (.78)         (.64)         .15         .90       1.05
1991 . . . . . . . . . .      10.71          .07          5.42           5.49         .18          --        .18
1992 . . . . . . . . . .      16.02           --          2.51           2.51         .03         .15        .18
1993 . . . . . . . . . .      18.35           --          3.92           3.92          --         .91        .91
1994 . . . . . . . . . .      21.36          .06          (.62)         (.56)          --         .94        .94
1995 . . . . . . . . . .      19.86          .11          4.62           4.73         .06        1.26       1.32
1996 . . . . . . . . . .      23.27          .13          2.66           2.79         .11         .89       1.00


*     Commencement of operations
**    Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance +++ figures. Average commission rate (per share of security) as required by amended disclosure requirements effective for
(a)   fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.05        .61(a)      $   3,656          --      2.95(a)      1.92(a)     1.03(a)      15          $  N/A
      12.62      26.17            13,142        1.00      1.88         1.55        1.34         21             N/A
      13.24       6.67            23,765         .79      1.66          .86        1.60         40             N/A
      14.21       8.51            34,030         .88      1.27          N/A         N/A         37             N/A
      13.75      (1.45)           41,424         .88      1.49          N/A         N/A         82             N/A
      16.98      34.00            66,900         .86      1.91          N/A         N/A         26             N/A
      19.77      21.52           100,078         .84      1.39          N/A         N/A         45           .0692


       1.00       4.94                33          --      4.99         7.68       (2.69)       N/A             N/A
       1.00       7.79             2,210          --      7.84         1.35        6.49        N/A             N/A
       1.00       7.49             8,203         .39      6.90         1.15        6.15        N/A             N/A
       1.00       5.71             9,719         .57      5.39          .93        5.03        N/A             N/A
       1.00       3.02             8,341         .79      2.99          .98        2.81        N/A             N/A
       1.00       2.70             4,243         .60      2.67         1.05        2.22        N/A             N/A
       1.00       3.77             3,929         .60      3.69         1.04        3.25        N/A             N/A
       1.00       5.51             4,162         .60      5.36         1.10        4.87        N/A             N/A
       1.00       5.00             4,297         .60      4.89         1.11        4.38        N/A             N/A


      10.38       3.59               125         --       3.80         3.10         .70        158             N/A
      12.40      23.62               283         --       2.43         4.78       (2.35)       231             N/A
      10.71      (5.47)              960         --       2.97         2.68         .28        104             N/A
      16.02      51.73             4,661         .70       .48         1.49        (.31)        93             N/A
      18.35      15.74            10,527         .91       .02         1.05        (.12)        91             N/A
      21.36      22.20            21,221         .87      (.03)         N/A         N/A         69             N/A
      19.86      (2.53)           30,244         .88       .36          N/A         N/A         53             N/A
      23.27      25.23            50,900         .87       .63          N/A         N/A         78             N/A
      25.06      12.48            70,899         .85       .63          N/A         N/A         98           .0689



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

GOVERNMENT
1/7/92* to 12/31/92  . .     $10.00      $   .47       $   .51        $   .98     $   .33       $  --    $   .33
1993 . . . . . . . . . .      10.65          .64           .02            .66         .70         .19        .89
1994 . . . . . . . . . .      10.42          .79         (1.21)          (.42)        .25         .05        .30
1995   . . . . . . . . .       9.70          .66           .78           1.44         .62          --        .62
1996 . . . . . . . . . .      10.52          .68          (.33)           .35         .68          --        .68

GROWTH
1988 . . . . . . . . . .      10.02          .26           .51            .77          --          --         --
1989 . . . . . . . . . .      10.79          .02          2.51           2.53         .18         .12        .30
1990 . . . . . . . . . .      13.02          .16          (.55)          (.39)        .06          --        .06
1991 . . . . . . . . . .      12.57          .17          4.15           4.32         .18          --        .18
1992 . . . . . . . . . .      16.71          .08          1.41           1.49         .18        1.38       1.56
1993 . . . . . . . . . .      16.64          .07           .93           1.00         .09         .10        .19
1994 . . . . . . . . . .      17.45          .09          (.60)          (.51)         --         .21        .21
1995 . . . . . . . . . .      16.73          .18          3.94           4.12         .09         .29        .38
1996 . . . . . . . . . .      20.47          .18          4.68           4.86         .18         .59        .77

HIGH YIELD
1988 . . . . . . . . . .      10.00          .74           .82           1.56          --          --         --
1989 . . . . . . . . . .      11.56          .74          (.92)          (.18)        .56         .11        .67
1990 . . . . . . . . . .      10.71         1.08         (1.79)          (.71)        .83          --        .83
1991 . . . . . . . . . .       9.17         1.16          1.66           2.82        1.18          --       1.18
1992 . . . . . . . . . .      10.81         1.11           .21           1.32        1.69          --       1.69
1993 . . . . . . . . . .      10.44          .96           .88           1.84        1.12          --       1.12
1994 . . . . . . . . . .      11.16          .87         (1.14)          (.27)        .31          --        .31
1995 . . . . . . . . . .      10.58         1.00           .95           1.95         .96          --        .96
1996 . . . . . . . . . .      10.57         1.02           .35           1.37        1.01          --       1.01

*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------

     $10.65      9.95(a)       $   5,064         .03(a)   6.64(a)     .89(a)     5.79(a)        301          $  N/A
      10.42      6.35              8,234         .35      6.60        .84        6.11           525             N/A
       9.70     (4.10)             7,878         .35      6.74        .90        6.19           457             N/A
      10.52     15.63              9,500         .40      6.79        .93        6.26           198             N/A
      10.19      3.59              9,024         .60      6.75        .94        6.41           199             N/A


      10.79      7.68                 38         --       3.20       8.70       (5.50)           31             N/A
      13.02     24.00                570         --       2.91       5.21       (2.30)           24             N/A
      12.57     (2.99)             2,366         --       3.03       1.64        1.40            28             N/A
      16.71     34.68              7,743         .69      1.21       1.34         .55           148             N/A
      16.64      9.78             16,385         .76       .75       1.20         .30            45             N/A
      17.45      6.00             25,658         .91       .43        N/A         N/A            51             N/A
      16.73     (2.87)            32,797         .90       .60        N/A         N/A            40             N/A
      20.47     25.12             51,171         .88      1.11        N/A         N/A            64             N/A
      24.56     24.45             78,806         .85       .92        N/A         N/A            49           .0485


      11.56     15.60              4,565         --      13.22       1.32       11.90            46             N/A
      10.71     (1.76)            14,354         --      12.05        .88       11.17            22             N/A
       9.71     (5.77)            18,331         --      13.21        .91       12.30            35             N/A
      10.81     33.96             23,634         .53     11.95        .89       11.60            40             N/A
      10.44     13.15             24,540         .91     10.48        .96       10.43            84             N/A
      11.16     18.16             30,593         .91      9.49        N/A         N/A            96             N/A
      10.58     (1.56)            32,285         .88      9.43        N/A         N/A            50             N/A
      11.57     19.82             41,894         .87      9.86        N/A         N/A            57             N/A
      11.93     12.56             49,474         .85      9.43        N/A         N/A            34             N/A



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES
4/16/90* to 12/31/90  . .    $10.00       $  .03       $   .34        $   .37       $  --       $  --      $  --
1991 . . . . . . . . . .      10.37          .09          1.49           1.58         .03         .05        .08
1992 . . . . . . . . . .      11.87          .15          (.28)         (.13)         .15         .22        .37
1993 . . . . . . . . . .      11.37          .10          2.41           2.51         .14          --        .14
1994 . . . . . . . . . .      13.74          .14          (.32)         (.18)         .05          --        .05
1995   . . . . . . . . .      13.51          .19          2.25           2.44         .12         .25        .37
1996 . . . . . . . . . .      15.58          .18          2.12           2.30         .19         .50        .69

INVESTMENT GRADE
1/7/92* to 12/31/92   . .     10.00          .43           .44            .87         .34          --        .34
1993 . . . . . . . . . .      10.53          .65           .49           1.14         .71         .01        .72
1994 . . . . . . . . . .      10.95          .67         (1.06)         (.39)         .16         .09        .25
1995 . . . . . . . . . .      10.31          .67          1.28           1.95         .53          --        .53
1996 . . . . . . . . . .      11.73          .72          (.42)           .30         .67          --        .67

TARGET MATURITY 2007
4/26/95* to 12/31/95  . .     10.00          .26          2.00           2.26          --          --         --
1996 . . . . . . . . . .      12.26          .56          (.83)         (.27)         .23         .05        .28

TARGET MATURITY 2010
4/30/96* to 12/31/96 . .      10.00          .26           .90           1.16          --          --         --

UTILITIES INCOME
11/15/93* to 12/31/93  .      10.00          .01          (.07)         (.06)          --          --         --
1994 . . . . . . . . . .       9.94          .24          (.96)         (.72)         .03          --        .03
1995 . . . . . . . . . .       9.19          .28          2.46           2.74         .19          --        .19
1996 . . . . . . . . . .      11.74          .32           .78           1.10         .27          --        .27




*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.37       5.21(a)      $  3,946          --        .99(a)    3.43(a)    (2.43)(a)       29          $  N/A
      11.87      15.24            8,653        1.70        .75       2.27         .18           70             N/A
      11.37      (1.13)          12,246        1.03       1.55       1.38        1.20           36             N/A
      13.74      22.17           21,009        1.14        .97       N/A          N/A           37             N/A
      13.51      (1.29)          31,308        1.03       1.22       N/A          N/A           36             N/A
      15.58      18.70           41,012        1.02       1.42       N/A          N/A           45             N/A
      17.19      15.23           57,955        1.12       1.25       N/A          N/A           67           .0093


      10.53       8.91(a)         4,707         .23(a)    6.16(a)     .93(a)     5.46(a)        72             N/A
      10.95      10.93           10,210         .35       6.32        .85        5.82           64             N/A
      10.31      (3.53)          11,602         .37       6.61        .92        6.06           15             N/A
      11.73      19.69           16,262         .51       6.80        .91        6.40           26             N/A
      11.36       2.84           16,390         .60       6.47        .88        6.19           19             N/A


      12.26      22.60            9,860         .04(a)    6.25(a)     .87(a)     5.42(a)        28             N/A
      11.71      (2.16)          14,647         .60       6.05        .82        5.83           13             N/A


      11.16      11.60            2,195         .60(a)    6.05(a)     .98(a)     5.67(a)         0             N/A


       9.94      (4.66)(a)          494      --           1.46(a)    3.99(a)    (2.52)(a)        0             N/A
       9.19      (7.24)           4,720         .17       4.13        .95        3.35           31             N/A
      11.74      30.26           14,698         .41       4.23        .91        3.73           17             N/A
      12.57       9.57           24,108         .60       3.48        .86        3.22           45           .0707

                       INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

     BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.


     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. S&P 500 companies tend to be the companies with larger capitalizations and histories of payment of dividends. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.


     The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

CASH MANAGEMENT FUND

      CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      CASH MANAGEMENT FUND invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

      CASH MANAGEMENT FUND also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities ("Municipal Instruments"). See "Description of Certain
Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.


      CASH MANAGEMENT FUND may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier

Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the **securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).


DISCOVERY FUND

      DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."


      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

GOVERNMENT FUND

      GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.

      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

GROWTH FUND

      The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the New York Stock Exchange ("NYSE"). The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

HIGH YIELD FUND

      HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."

      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      The dollar weighted average of credit ratings (based on ratings by Moody's) of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                   COMPARABLE QUALITY OF
                                                   UNRATED SECURITIES TO
                    RATED BY MOODY'S              BONDS RATED BY MOODY'S
      Ba                  9.94%                           0.0%
      B                  73.88                            0.16
      Caa                 0.46                            1.96
                       -------                          ------
      Total              84.28%                           2.12%



INTERNATIONAL SECURITIES FUND

      INTERNATIONAL SECURITIES FUND primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

INVESTMENT GRADE FUND

      INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND

      TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

      TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

      Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007 and, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      Each Fund primarily  will purchase three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

      Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for TARGET MATURITY 2007 FUND, zero coupon securities maturing beyond 2007, and, for TARGET MATURITY 2010 FUND, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

UTILITIES INCOME FUND

      The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."



The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      GENERAL. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND and DISCOVERY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. INTERNATIONAL SECURITIES FUND and GROWTH FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by each of the above Funds, as appropriate.

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      DEBT  SECURITIES--RISK  FACTORS.  The market value of debt  securities  is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      FOREIGN SECURITIES--RISK FACTORS. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      INTERNATIONAL SECURITIES FUND'S and DISCOVERY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      HIGH YIELD SECURITIES--RISK FACTORS. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           EFFECT OF INTEREST RATE AND ECONOMIC  CHANGES.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

      MORTGAGE-BACKED SECURITIES

         Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

         GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which GOVERNMENT FUND may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

           RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile and even less liquid.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      RESTRICTED AND ILLIQUID SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, may invest up to 15% of its net assets in illiquid securities. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

      TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services

      Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      UTILITIES INDUSTRY-RISK FACTORS. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

      VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER


      The increase in interest rates during 1996 caused the GOVERNMENT FUND'S portfolio to be restructured during the year. In particular, increasing rates decreased prepayments on mortgage-backed securities, causing their durations to increase. In order to offset the increase in duration, the GOVERNMENT FUND adjusted its holdings in mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1996 of 199%. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The TARGET MATURITY 2010 FUND currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES


      Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      BOARD OF TRUSTEES. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for INTERNATIONAL SECURITIES FUND and GROWTH Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First

Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees were 0.75% of average daily net assets for each of BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND and INTERNATIONAL SECURITIES FUND, 0.60% of average daily net assets, net of waiver, for each of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND and UTILITIES INCOME FUND and 0.40% of average daily net assets for TARGET MATURITY 2010 FUND.


      SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of INTERNATIONAL SECURITIES FUND and GROWTH FUND, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES FUND and GROWTH FUND, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.

      For the fiscal year ended December 31, 1996, the Subadviser's fees amounted to 0.31% of GROWTH FUND's average daily net assets and 0.40% of INTERNATIONAL SECURITIES FUND's average daily net assets, all of which was paid by the Adviser and not by the Funds.


      PORTFOLIO MANAGERS. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the DISCOVERY FUND since 1988. Since February 1997, the BLUE CHIP FUND has been co-managed by Ms. Poitra and Dennis T. Fitzpatrick. From October 1994 to February 1997, Ms. Poitra had primary responsibility for the day-to-day management of the BLUE CHIP FUND. Ms. Poitra and Mr. Fitzpatrick also co-manage the Blue Chip Fund of Executive Investors Trust and the Blue Chip Fund of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Special Situations Fund and the equity portion of the Total Return Fund, series of First Investors Series Fund, and the U.S.A. Mid-Cap Opportunity Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

      George V. Ganter has been Portfolio Manager for HIGH YIELD FUND since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. He has been Portfolio Manager for First Investors Special Bond Fund, Inc. since 1986 and Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund since 1989.

      Margaret R. Haggerty is Portfolio Manager for UTILITIES INCOME FUND. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for INVESTMENT GRADE FUND since its inception in 1992. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Fund of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the GROWTH FUND.

      Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the GOVERNMENT FUND and the TARGET MATURITY 2007 FUND. Mr. Wagner has also been primarily responsible for the day-to-day management of TARGET MATURITY 2010 FUND since its inception in 1996. Since he joined FIMCO in 1991, Mr. Wagner has been Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner also is responsible for the day-to-day management of First Investors Government Fund, Inc. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      Since April 1, 1994, INTERNATIONAL SECURITIES FUND has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstad was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of

      Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in CASH MANAGEMENT FUND, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared and paid annually by each Fund, other than CASH MANAGEMENT FUND. Dividends from net investment income are generally declared daily and paid monthly by CASH MANAGEMENT FUND. For the purposes of determining dividends, the net investment income of each Fund, other than CASH MANAGEMENT FUND, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of CASH MANAGEMENT FUND consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which does not anticipate realizing any such gain. INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each  Fund  intends  to  continue  to  comply  with  the   diversification
requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      PERFORMANCE. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS


Financial Highlights......................................................   4
Investment Objectives and Policies........................................  11
How to Buy Shares.........................................................  31
How to Redeem Shares......................................................  31
Management................................................................  31
Determination of Net Asset Value..........................................  33
Dividends and Other Distributions.........................................  34
Taxes.....................................................................  34
General Information.......................................................  35
Appendix A................................................................  36



INVESTMENT ADVISER                        CUSTODIANS
First Investors Management                The Bank of New York
  Company, Inc.                           48 Wall Street
95 Wall Street                            New York, NY  10286
New York, NY  10005
                                          Brown Brothers
SUBADVISER                                   Harriman & Co.
Wellington Management                     40 Water Street
  Company, LLP                            Boston, MA  02109
75 State Street
Boston, MA  02109                         AUDITORS
                                          Tait, Weller & Baker
TRANSFER AGENT                            Two Penn Center Plaza
Administrative Data                       Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                           LEGAL COUNSEL
Woodbridge, NJ  07095-1198                Kirkpatrick & Lockhart LLP
                                          1800 Massachusetts Avenue, N.W.
                                          Washington, D.C.  20036



This Prospectus is intended to constitute an offer by Life Series Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Life Series Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Life Series Fund
-----------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund


Prospectus

----------------------------

April 30, 1997


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side.


FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


LIFE325

FIRST INVESTORS LIFE VARIABLE ANNUITY FUND C

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OFFERED BY
FIRST INVESTORS LIFE INSURANCE COMPANY

95 Wall Street, New York, New York  10005/(212) 858-8200


      This Prospectus describes the Variable Annuity Contracts (the "Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). The Contracts are designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis. The Contracts may also be purchased through (1) qualified individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans. The Contracts offered are flexible premium deferred variable annuity contracts ("Deferred Variable Annuity Contracts") under which annuity payments will begin on a selected future date. A PENALTY MAY BE ASSESSED ON EARLY WITHDRAWALS (SEE "FEDERAL INCOME TAX STATUS"). THE CONTRACTS CONTAIN A 10-DAY REVOCATION RIGHT (SEE "VARIABLE ANNUITY CONTRACTS--TEN-DAY REVOCATION RIGHT"). The Contracts provide for the accumulation of values on a variable basis. Payment of annuity benefits will be on a variable basis, unless a fixed basis or a combination of variable and fixed bases is selected by the Contractowner. Unless otherwise stated, this Prospectus describes only the variable aspects of the Contracts. The Contracts contain information on the fixed aspects.


      Contractowners' purchase payments less certain deductions ("net purchase payments") are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). A Contractowner elects to have his or her net purchase payments paid into any one or more of the eleven subaccounts of Separate Account C (the "Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of the related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end, diversified management investment company.


      This Prospectus sets forth the information about Separate Account C that a prospective investor should know before investing and should be kept for future reference. A Statement of Additional Information, dated April 30, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference in its entirety. (See page 23 of this Prospectus for the Table of
Contents of the Statement of Additional Information.) The Statement of Additional Information is available at no charge upon request to First Investors Life at the address or telephone number indicated above. Additional information about Separate Account C has been filed with the Securities and Exchange Commission.


             THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
                    BY THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.
           THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE CURRENT
                 PROSPECTUS OF FIRST INVESTORS LIFE SERIES FUND.


                  The date of this Prospectus is April 30, 1997

                            GLOSSARY OF SPECIAL TERMS

      ACCUMULATED VALUE - The value of all the Accumulation Units credited to the Contract.

      ACCUMULATION PERIOD - The period between the date of issue of a Contract and the Annuity Commencement Date.

      ACCUMULATION UNIT - A unit used to measure the value of a Contractowner's interest in a Subaccount of Separate Account C prior to the Annuity Commencement Date.

      ADDITIONAL PAYMENT - A purchase payment made to First Investors Life after issuance of a deferred annuity.

      ANNUITANT - The person designated to receive or the person who is actually receiving annuity payments under a Contract.

      ANNUITY COMMENCEMENT DATE - The date on which annuity payments are to commence.

      ANNUITY UNIT - A unit used to determine the amount of each annuity payment after the first.

      BENEFICIARY - The person designated to receive any benefits under a Contract upon the death of the Annuitant in accordance with the terms of the Contract.

      CONTRACT - An individual variable annuity contract offered by this Prospectus.

      CONTRACTOWNER - The person or entity with legal rights of ownership of the Contract.

      FIXED ANNUITY - An annuity with annuity payments which remain fixed as to dollar amount throughout the payment period.


      GENERAL ACCOUNT - All assets of First Investors Life other than those allocated to Separate Account C and other segregated investment accounts of First Investors Life.


      JOINT ANNUITANT - The designated second person under joint and survivor life annuity.

      SEPARATE ACCOUNT C - The segregated investment account entitled "First Investors Life Variable Annuity Fund C," established by First Investors Life pursuant to applicable law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

      SINGLE PAYMENT - A one-time purchase payment made to First Investors Life to purchase a deferred annuity.

      SUBACCOUNT - A segregated investment subaccount under Separate Account C which corresponds to a series of the Life Series Fund. The assets of the Subaccount are invested in shares of the corresponding series of the Life Series Fund.


      VALUATION DATE - Any date on which the New York Stock Exchange ("NYSE") is open for regular trading. Each Valuation Date ends as of the close of regular trading on the NYSE (normally 4:00 P.M., Eastern Time). The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      VALUATION PERIOD - The period beginning on the date after any Valuation Date and ending at the end of the next Valuation Date.

      VARIABLE ANNUITY - An annuity with annuity payments varying in amount in accordance with the net investment experience of the Subaccounts.

                                    FEE TABLE

      The following table has been prepared to assist the investor in understanding the various costs and expenses a Contractowner will directly or indirectly bear. The table reflects expenses of Separate Account C as well as the series (each a "Fund" and collectively "Funds") of the Life Series Fund. The Fee Table reflects expenses expected to be incurred in 1997.

CONTRACTOWNER TRANSACTION EXPENSES

Sales Load Imposed on Purchases (as a percentage
of purchase payments)..............................   7.00%

SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)

Mortality and Expense Risk Fees....................   1.00%

Total Separate Account Annual Expenses.............   1.00%


FUND ANNUAL EXPENSES
(as a percentage of Fund average net assets)
                                                                    TOTAL FUND
                                     MANAGEMENT         OTHER       OPERATING
                                        FEES(1)      EXPENSES(2)    EXPENSES(3)
Blue Chip Fund...................      0.75%           0.09%         0.84%
Cash Management Fund.............      0.60+           0.10+         0.70+
Discovery Fund...................      0.75            0.10          0.85
Government Fund..................      0.60+           -0-+          0.60+
Growth Fund......................      0.75            0.10          0.85
High Yield Fund..................      0.75            0.10          0.85
International Securities Fund....      0.75            0.37          1.12
Investment Grade Fund............      0.60+           -0-+          0.60+
Target Maturity 2007 Fund........      0.60+           -0-+          0.60+
Target Maturity 2010 Fund........      0.60+           -0-+          0.60+
Utilities Income Fund............      0.60+           0.11          0.71+

+  Net of waiver and/or reimbursement

(1) For the fiscal year ended December 31, 1996, the Adviser waived Management Fees in excess of 0.60% for Cash Management Fund, Government Fund, Investment Grade Fund, Target Maturity 2007 Fund, Target Maturity 2010 Fund and Utilities Income Fund. Absent the waiver, Management Fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1997.

(2) Other Expenses have been restated for Cash Management Fund and Utilities Income Fund to reflect current expenses. The Adviser will reimburse Government Fund, Investment Grade Fund, Target Maturity 2007 Fund and
        Target Maturity 2010 Fund for all Other Expenses and Cash Management Fund for Other Expenses in excess of 0.10% for a minimum period ending December 31, 1997. Otherwise, other Expenses would have been 0.36% for Cash Management Fund, 0.19% for Government Fund, 0.13% for Investment Grade Fund, and 0.07% Target Maturity 2007 Fund and are estimated to be 0.23% for Target Maturity 2010 Fund.

(3) If certain fees and expenses were not waived or reimbursed, Total Fund Operating Expenses would have been 1.11% for Cash Management Fund, 0.94% for Government Fund, 0.88% for Investment Grade Fund, 0.82% for Target Maturity 2007 Fund, 0.86% for Utilities Income Fund and are estimated to be 0.91% for Target Maturity 2010 Fund. Each Fund, other than International Securities Fund, has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.


      For more complete descriptions of the various costs and expenses shown, please refer to "Purchases, Deductions, Charges and Expenses." An administrative charge may be deducted if the Accumulated Value of a Deferred Variable Annuity Contract is less than $1,500 (see "Administrative Charge"). In addition, Premium taxes may be applicable (see "Other Charges").


EXAMPLE

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                ------       -------      -------     --------
Blue Chip Fund.................   $87         $124          $163        $271
Cash Management Fund...........    86          120           156         267
Discovery Fund.................    87          124           163         272
Government Fund................    85          117           151         247
Growth Fund....................    87          124           163         272
High Yield Fund................    87          124           163         272
International Securities Fund..    81          127           127         197
Investment Grade Fund..........    85          117           151         247
Target Maturity 2007 Fund......    85          117           151         247
Target Maturity 2010 Fund......    85          117           N/A         N/A
Utilities Income Fund..........    86          120           156         258

      THE EXPENSES IN THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN FUTURE YEARS MAY BE GREATER OR LESS THAN THOSE SHOWN.

                         CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

     The following shows the accumulation unit values and the number of accumulation units outstanding for each Subaccount of Separate Account C, as of the dates indicated from the dates when the accumulation unit value for each Subaccount was initially set at $10.00*:



                                                                                            NUMBER OF
                                                                         ACCUMULATION     ACCUMULATION
     SUBACCOUNT                                   AS OF                  UNIT VALUE($)        UNITS
Blue Chip Subaccount......................   December 31, 1990           10.74931759         144,049.8
                                             December 31, 1991           13.42731580         561,758.4
                                             December 31, 1992           14.18287684       1,085,254.0
                                             December 31, 1993           15.23373431       1,529,348.1
                                             December 31, 1994           14.86290782       1,959,841.2
                                             December 31, 1995           19.71773603       2,413,509.3
                                             December 31, 1996           23.72148089       3,116,839.9

Cash Management Subaccount................   December 31, 1990           10.07542807         571,856.9
                                             December 31, 1991           10.52748985         571,891.0
                                             December 31, 1992           10.73770189         437,185.0
                                             December 31, 1993           10.91847727         253,743.1
                                             December 31, 1994           11.21833852         235,919.5
                                             December 31, 1995           11.71983145         252,407.7
                                             December 31, 1996           12.18484038         246,553.2

Discovery Subaccount......................   December 31, 1990           10.91349031           8,362.1
                                             December 31, 1991           16.53848277         130,585.7
                                             December 31, 1992           18.93150000         307,107.8
                                             December 31, 1993           22.89932001         563,070.0
                                             December 31, 1994           22.07727850         867,303.8
                                             December 31, 1995           27.37355380       1,203,507.8
                                             December 31, 1996           30.48354883       1,523,777.2

Government Subaccount.....................   December 31, 1992           10.87670909         437,095.3
                                             December 31, 1993           11.44920392         674,512.1
                                             December 31, 1994           10.85941183         672,797.1
                                             December 31, 1995           12.43183229         705,348.4
                                             December 31, 1996           12.74903390         643,378.3

Growth Subaccount.........................   December 31, 1990           10.75804081          24,176.8
                                             December 31, 1991           14.34498476         204,821.5
                                             December 31, 1992           15.59155937         567,241.7
                                             December 31, 1993           16.35977780         958,529.1
                                             December 31, 1994           15.73131059       1,347,003.7
                                             December 31, 1995           19.48689883        1,729,637.
                                             December 31, 1996           24.01011967       2,241,867.6


                                                                                             NUMBER OF
                                                                        ACCUMULATION       ACCUMULATION
     SUBACCOUNT                                    AS OF                UNIT VALUE($)          UNITS
High Yield Subaccount.....................   December 31, 1990           10.00101048          69,585.9
                                             December 31, 1991           13.25243640         220,366.3
                                             December 31, 1992           14.86894995         279,777.4
                                             December 31, 1993           17.38280181         391,036.8
                                             December 31, 1994           16.93482626         513,297.7
                                             December 31, 1995           20.09026188         671,849.9
                                             December 31, 1996           22.38760536         799,626.6

International Securities Subaccount.......   December 31, 1990           10.26630533         118,091.2
                                             December 31, 1991           11.73276972         269,273.6
                                             December 31, 1992           11.46589494         463,523.6
                                             December 31, 1993           13.86795475         792,294.1
                                             December 31, 1994           13.55233761       1,383,676.5
                                             December 31, 1995           15.92618862       1,502,998.2
                                             December 31, 1996           18.16949900       1,956,014.4

Investment Grade Subaccount...............   December 31, 1992           10.77845214         395,839.5
                                             December 31, 1993           11.82065978         784,651.0
                                             December 31, 1994           11.28602521         923,445.3
                                             December 31, 1995           13.37384783       1,076,644.3
                                             December 31, 1996           13.61638687       1,050,200.1

Target Maturity 2007 Subaccount...........   December 31, 1995           11.90553994         775,738.1
                                             December 31, 1996           11.53266965       1,252,102.1

Target Maturity 2010 Subaccount              December 31, 1996           10.81913243         170,708.7

Utilities Income Subaccount...............   December 31, 1993            9.92774964          45,091.7
                                             December 31, 1994            9.11659215         473,447.1
                                             December 31, 1995           11.75759954       1,129,455.9
                                             December 31, 1996           12.75464824       1,689,626.3


* The accumulation unit value for each Subaccount, other than the Government Subaccount, Investment Grade Subaccount and Utilities Income Subaccount, was set on October 16, 1990. The accumulation unit value for the Government Subaccount and Investment Grade Subaccount was set on January 7, 1992. The accumulation unit value for the Utilities Income Subaccount was set on November 16, 1993. The accumulation unit value for the Target Maturity 2007 Subaccount was set on April 24, 1995. The accumulation unit value for the Target Maturity 2010 Subaccount was set on April 29, 1996.

                               GENERAL DESCRIPTION

   FIRST  INVESTORS  LIFE  INSURANCE  COMPANY.  First  Investors  Life Insurance
Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. First Investors Consolidated Corporation ("FICC"), a holding company, owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors

   Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for the Life Series Fund. Mr. Glenn O. Head, Chairman of FICC, controls FICC and, therefore, controls the Adviser and First Investors Life.

   SEPARATE ACCOUNT C. First Investors Life Variable Annuity Fund C, also known by its proprietary name, the "Tax Tamer" ("Separate Account C"), was established on December 21, 1989 under the provisions of the New York Insurance Law. The assets of Separate Account C are segregated from the assets of First Investors Life, and that portion of such assets having a value equal to, or approximately equal to, the reserves and contract liabilities under the Contracts are not chargeable with liabilities arising out of any other business of First Investors Life. Separate Account C is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account C.


   The assets of each Subaccount of Separate Account C are invested at net asset value in shares of the corresponding Fund of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. The Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund of the Life Series Fund.

   Income, gains and losses, whether or not realized, from assets allocated to the Subaccounts of Separate Account C are, in accordance with the applicable Contracts, credited to or charged against the Subaccounts of Separate Account C without regard to other income, gains or losses of First Investors Life. The obligations under the Contracts are obligations of First Investors Life.

   Any and all distributions received from a Fund will be paid in shares of the distributing Fund or if in cash, will be reinvested in shares of that Fund at net asset value for the corresponding Subaccount. Accordingly, no cash distributions will be made to Contractowners. Deductions and redemptions from any Subaccount of Separate Account C may be effected by redeeming the number of applicable Fund shares, at net asset value, necessary to satisfy the amount to be deducted or redeemed. Shares of the Funds in the Subaccounts will be valued at their net asset values.

   Separate Account C is divided into the following Subaccounts, each of which corresponds to the following Funds of the Life Series Fund:

SEPARATE ACCOUNT C SUBACCOUNT                    FUND
-----------------------------                    ----
Blue Chip Subaccount                             Blue Chip Fund
Cash Management Subaccount                       Cash Management Fund
Discovery Subaccount                             Discovery Fund
Government Subaccount                            Government Fund
Growth Subaccount                                Growth Fund
High Yield Subaccount                            High Yield Fund
International Securities Subaccount              International Securities Fund
Investment Grade Subaccount                      Investment Grade Fund
Target Maturity 2007 Subaccount                  Target Maturity 2007 Fund
Target Maturity 2010 Subaccount                  Target Maturity 2010 Fund
Utilities Income Subaccount                      Utilities Income Fund

   Each Contractowner designates the Subaccount in which his or her purchase payment (less deductions) will be invested. That Subaccount in turn invests in the corresponding Fund of the Life Series Fund as set forth above.


   Subject to applicable law, First Investors Life reserves the right to make certain changes if, in its judgment, they would best serve the interests of the Contractowners and Annuitants or would be appropriate in carrying out the purposes of the Contract. First Investors Life will obtain, when required, the necessary Contractowner approval or regulatory approval for any changes and provide, when required, the appropriate notification to Contractowners prior to making such changes. Examples of the changes First Investors Life may make include, but are not limited to:

       . To operate Separate Account C in any form permitted under the 1940 Act or in any other form permitted by law.

       .    To add, delete,  combine,  or modify Subaccounts of Separate Account
            C.

       . To add, delete, or substitute for the Fund shares held in any Subaccount, the shares of any investment company or series thereof, or any investment permitted by law.

       . To make any amendments to the Contracts necessary for the Contracts to comply with the provisions of the Internal Revenue Code or any other applicable federal or state law.


   YOUR CHOICE OF INVESTMENT OBJECTIVE. When you purchase a Contract you decide to place your purchase payment (less deductions) and any additional purchase payments (less deductions) into at least one but not more than five of the Subaccounts of Separate Account C, provided the allocation to any one Subaccount is not less than 10% of the purchase payment (less deductions). Each Subaccount corresponds to a Fund of the Life Series Fund. The investment objectives of each Fund of the Life Series Fund are set forth below. There is no assurance that the investment objective of any Fund of the Life Series Fund will be realized. Because each Fund of the Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. In addition, total operating expenses vary by Fund. Twice (or six (6) times in certain states) during any Contract year, you may transfer part or all of your cash value from the Subaccounts you are in to other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value of the Contract. The cash value of the Contract may increase or decrease depending on the investment performance of the Subaccounts selected. First Investors Life reserves the right to adjust allocations to eliminate fractional percentages.

   THE FUND. First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Registration of Life Series Fund with the Commission does not involve supervision by the Commission of the management or investment practices or policies of the Life Series Fund. The Life Series Fund consists of eleven separate Funds. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life. Life Series Fund reserves the right to offer shares of its Funds to other separate acounts of First Investors Life or directly to First Investors Life. The eleven Funds of Life Series Fund may be referred to as: First Investors Life Blue Chip Fund, First Investors Life Cash Management Fund, First Investors Life Discovery Fund, First Investors Life
Government Fund, First Investors Life Growth Fund, First Investors Life High Yield Fund, First Investors Life International Securities Fund, First Investors Life Investment Grade Fund, First Investors Life Target Maturity 2007 Fund, First Investors Life Target Maturity 2010 Fund and First Investors Life Utilities Income Fund.

   The investment objectives of each Fund of the Life Series Fund are as follows:


   BLUE CHIP FUND. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Fund's investment adviser believes have potential earnings growth that is greater than the average company included in the Standard and Poor's 500 Composite Stock Price Index.


   CASH MANAGEMENT FUND. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

   DISCOVERY FUND. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.


   GOVERNMENT FUND. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).


   GROWTH FUND. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.


   HIGH YIELD FUND. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors" in the Fund's Prospectus.


   INTERNATIONAL SECURITIES FUND. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.


   INVESTMENT GRADE FUND. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Fund's investment adviser.


   TARGET MATURITY 2007 FUND. The investment objective of Target Maturity 2007 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

   TARGET MATURITY 2010 FUND. The investment objective of Target Maturity 2010 Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with the preservation of capital. The Fund will seek its objective by investing, under normal market conditions, in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

   UTILITIES INCOME FUND. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

   No offer will be made of a Contract funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the underlying Contracts.


   For more complete information about each of the Funds underlying Separate Account C, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as the risk of investing in a fund that sells its shares to other separate accounts, including variable life insurance company separate accounts. Because the Life Series Fund sells its shares to more than one separate account, the possibility arises that violation of the federal tax laws by another separate account investing in Life Series Fund could cause the Contracts funded through Separate Account C to lose their tax-deferred status, unless remedial action were taken. It is important to read the Prospectus carefully before your decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.


   ADVISER. First Investors Management Company, Inc. (the "Adviser"), an affiliate of First Investors Life, is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

   SUBADVISER. Wellington Management Company ("WMC" or "Subadviser") has been retained by the Adviser and the Life Series Fund, on behalf of International Securities Fund and Growth Fund, as each of those Funds' investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and

   Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Life Series Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


    WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.


   UNDERWRITER. First Investors Life and Separate Account C have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. First Investors Life has reserved the right in the Underwriting Agreement to sell the Contracts directly. The Contracts are sold by insurance agents licensed to sell variable annuities, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.


   VOTING RIGHTS. First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Contractowners for which it receives instructions, in accordance with the instructions; shares attributable to Contractowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Contractowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Contractowners and for which it receives instructions. It will vote Fund shares held directly in the same proportion that it votes shares held in any corresponding subaccounts that are attributable to Contractowners and for which it receives instructions, except that where there are no shares held in any subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

   Prior to the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. After the Annuity Commencement Date, the number of Fund shares held in a corresponding Subaccount that is attributable to each Contractowner is determined by dividing the reserve held in the Subaccount for the variable annuity payment under the Contract by the net asset value of one Fund share. As this reserve fluctuates, the number of votes fluctuates. The number of votes that a Contractowner has the right to cast will be determined as of the record date established by Life Series Fund.

   Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Contractowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the Fund.

   First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

                   PURCHASES, DEDUCTIONS, CHARGES AND EXPENSES


   PURCHASE PAYMENTS. Purchase payments, after certain deductions (see "Deductions from Purchase Payments"), are used to purchase Accumulation Units of one or more Subaccounts and not shares of the Fund or Funds in which the Subaccount or Subaccounts invest. The minimum initial purchase payment is $2,000 for a Deferred Variable Annuity Contract. Additional payments under a Deferred Variable Annuity Contract in the minimum amount of $200 may be made at any time after the issuance of the Contract.

   Initial purchase payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life, provided that First Investors Life has received a duly completed application. Additional payments will be credited to a Contractowner's Account on the Valuation Date they are received by First Investors Life. In the event First Investors Life receives an incomplete application, all required information shall be provided not later than five business days following the receipt of such application or the purchase payment will be returned to the applicant at the end of such five-day period.

   Purchase payments, after deductions for sales expenses and any applicable Premium taxes (see "Deductions from Purchase Payments"), will be allocated to the appropriate Subaccount or Subaccounts based upon the next computed value of an Accumulation Unit following receipt by First Investors Life at its Executive Office or other designated office. Accumulation Units are valued at the end of each Valuation Date (i.e., as of the close of regular trading on the NYSE, normally 4:00 P.M., Eastern Time).


   DEDUCTIONS  FROM  PURCHASE  PAYMENTS.  First  Investors  Life or FIC,  as the
Underwriter, makes deductions, in accordance with the Deduction Table below, from the purchase payment for expenses in connection with sales functions relative to the Contracts. Reductions in sales charges are applicable to the total amount of the purchase payment. In addition, any Additional Payment made after the issuance of a Deferred Variable Annuity Contract is subject to the sales charge applicable to the total amount of all purchase payments previously made plus the amount of the Additional Payment being made. The sales charge is intended to cover all expenses relating to the sale of the Contracts, including commissions paid to persons distributing the Contracts.

                                 DEDUCTION TABLE

                                      SALES CHARGE AS % OF      CONCESSION TO
                                     OFFERING   NET AMOUNT      DEALERS AS % OF
AMOUNT OF INVESTMENT                   PRICE*    INVESTED       OFFERING PRICE
--------------------                 ---------  ----------      ---------------
Less than $25,000...................   7.00%       7.53%             5.75%
$25,000 but under $50,000...........   6.25        6.67              5.17
$50,000 but under $100,000..........   4.75        4.99              3.93
$100,000 but under $250,000.........   3.50        3.63              2.90
$250,000 but under $500,000.........   2.50        2.56              2.19
$500,000 but under $1,000,000.......   2.00        2.04              1.67
$1,000,000 or over..................   1.50        1.52              1.24

----------
 * Assumes that no Premium taxes have been deducted.

   Contracts may be purchased without sales charge by officers and full-time employees of First Investors Life or its affiliates, who have been employed for at least one year, and its agents who have been under contract for at least one year.

   EXCHANGE PRIVILEGE. Contractowners of First Investors Life Variable Annuity Fund A ("Separate Account A") may exchange their Separate Account A Contracts for Separate Account C Contracts. The Accumulated Value of the Separate Account A Contract will be invested at net asset value in one or more Subaccounts of Separate Account C. Although there is no charge for this exchange, Contractowners will be required to execute a change of contract form which, in part, states that First Investors Life deducts a daily charge equal to an annual rate of 1.00% of the daily net asset value of the Subaccounts as a charge for mortality and expense risks. This exchange privilege may be modified or terminated at any time by First Investors Life.

   MORTALITY AND EXPENSE RISK CHARGES. Although the amount of each variable annuity payment made to an Annuitant will vary in accordance with the investment performance of the Subaccounts, the amount will not be affected by the mortality experience (death rate) of persons receiving such payments or of the general population. First Investors Life assumes this "mortality risk" by virtue of annuity rates incorporated in the Contracts which cannot be changed.


   The mortality risk assumed by First Investors Life arises from its obligation to continue to make fixed or variable annuity payments, determined in accordance with the annuity tables and other provisions of the Contracts, to each Annuitant regardless of how long that person lives and regardless of how long all payees as a group live. This assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the variable annuity payments the Annuitant will receive under the Contract, and relieves the Annuitant of the risk that the Annuitant will outlive the funds that the Annuitant has accumulated for retirement. First Investors Life also assumes mortality risk as a result of its guarantee of a minimum payment in the event the Annuitant dies prior to the Annuity Commencement Date.


   In addition, First Investors Life assumes the risk that the charges for administrative expenses may not be adequate to cover such expenses and assures that it will not increase the amount charged for administrative expenses. In consideration for its assumption of these mortality and expense risks, First Investors Life deducts an amount equal on an annual basis to 1.00% of the daily net asset value of the Subaccounts. Of such charge, approximately 0.6% is for assuming the mortality risk and 0.4% is for assuming the expense risk.

   If the charges are insufficient to cover the actual cost of the mortality and expense risks, the loss will fall on First Investors Life; conversely, if the deductions prove more than sufficient, the excess will be a profit to First Investors Life. Any profits resulting to First Investors Life for over-estimates of the actual costs of the mortality and expense risks can be used by First Investors Life for any business purpose, including the payment of expenses of distributing the Contracts, and will not remain in Separate Account C.

   ADMINISTRATIVE CHARGE. An administrative charge of $7.50 may be deducted annually by First Investors Life from the Accumulated Value of Deferred Variable Annuity Contracts which have an Accumulated Value of less than $1,500 due to partial surrenders. These charges against Annuitant accounts are for the purpose of compensating First Investors Life for expenses involved in administering small dormant accounts. If the actual expenses exceed charges, First Investors Life will bear the loss.

   OTHER CHARGES. Some states assess Premium taxes which presently range from 0% to 2.35% at the time Purchase Payments are made; others assess Premium taxes at the time of surrender or when annuity payments begin. First Investors Life currently advances any Premium taxes due at the time Purchase Payments are made and then deducts Premium taxes from the Accumulated

Value of the Contract at the time of surrender, upon death of the annuitant or when annuity payments begin. First Investors Life, however, reserves the right to deduct Premium taxes when incurred. See Appendix I for premium tax table.


   EXPENSES. The total expenses of Separate Account C for the fiscal year ended December 31, 1996 amounted to $2,461,210 or 1.00% of average net assets. There are deductions from and expenses paid out of the assets of the Funds that are described in the Prospectus for the Funds.


                           VARIABLE ANNUITY CONTRACTS

   This Prospectus offers individual Deferred Variable Annuity Contracts under which annuity payments will begin on a selected future date. First Investors Life is offering the Contracts in states where it has the authority to issue the Contracts. The individual Deferred Variable Annuity Contracts offered by this Prospectus are designed to provide lifetime annuity payments to Annuitants in accordance with the plan adopted by the Contractowner. The amount of annuity payments will vary with the investment performance of the Subaccounts. The Contracts obligate First Investors Life to make payments for the lifetime of the Annuitant in accordance with the annuity rates contained in the Contract, regardless of actual mortality experience (see "Annuity Period"). Upon the death of the Annuitant under a Contract before the Annuity Commencement Date, First Investors Life will pay a death benefit to the beneficiary designated by the Annuitant. For a discussion of the amount and manner of payment of this benefit, see "Death Benefit During the Accumulation Period."


   All or a portion of the Accumulated Value may be surrendered during the Accumulation Period. For a discussion on withdrawals during the Accumulation
Period, see "Surrender and Termination (Redemption) During the Accumulation Period." For Federal income tax consequences of a withdrawal, see "Federal Income Tax Status." The exercise of contract rights herein described, including the right to make a withdrawal during the Accumulation Period, will be subject to the terms and conditions of any qualified trust or plan under which the Contracts are purchased. This Prospectus contains no information concerning such trust or plan.


   First Investors Life reserves the right to amend the Contracts to meet the requirements of the 1940 Act or other applicable Federal or state laws or regulations.

   Contractowners with any inquiries concerning their account should write to First Investors Life Insurance Company at its Executive Office, 95 Wall Street, New York, New York 10005.

DEFERRED VARIABLE ANNUITIES--ACCUMULATION PERIOD


   CREDITING ACCUMULATION UNITS. During the Accumulation Period, net purchase payments on Deferred Variable Annuity Contracts, after deductions for sales expenses and any Premium taxes, where applicable (see "Deductions from Purchase Payments"), are credited to the Contractowner's Account in the form of Accumulation Units. The number of Accumulation Units credited to a Contractowner for the Subaccounts is determined by dividing the net purchase payment by the value of an Accumulation Unit for the Subaccount based upon the next computed value of an Accumulation Unit following receipt of the purchase payment by First Investors Life at its Executive Office or other designated office. The value of the Contractowner's Individual Account varies with the value of the assets of the Subaccounts. The investment performance of the Subaccounts, expenses and deduction of certain charges affect the value of an Accumulation Unit. There is no assurance that the value of a Contractowner's Individual Account will equal or exceed purchase payments. The value of a

Contractowner's Individual Account for a Valuation Period can be determined by multiplying the total number of Accumulation Units credited to the account for the Subaccount by the value of an Accumulation Unit for the Subaccount for the Valuation Period.

ANNUITY PERIOD


   COMMENCEMENT DATE. Annuity payments will begin on the Annuity Commencement Date selected by the Contractowner. Not later than 30 days prior to the Annuity Commencement Date, the Contractowner may elect in writing to advance or defer the Annuity Commencement Date. The Annuity Commencement Date may not be deferred beyond the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted. If no other date is elected, annuity payments will commence on the first day of the calendar month following the Annuitant's 85th birthday, or 90th birthday, where such later date is permitted.


   If the Net Accumulated Value on the Annuity Commencement Date is less than $2,000, First Investors Life may pay such value in one sum in lieu of annuity payments. If the Net Accumulated Value is not less than $2,000 but the variable annuity payments provided for would be or become less than $20, First Investors Life may change the frequency of annuity payments to such intervals as will result in payments of at least $20.

   ASSUMED INVESTMENT RATE. A 3.5% assumed investment rate is built into the Annuity Tables in the Contract. This is based on First Investors Life's opinion that it is the average result to be expected from a diversified portfolio of common stocks during a relatively stable economy. A higher assumption would mean a higher initial payment but more slowly rising and more rapidly falling subsequent variable annuity payments. A lower assumption would have the opposite effect. If the actual net investment rate of the respective Subaccount is at the annual rate of 3.5%, the variable annuity payments will be level. A fixed annuity is an annuity with annuity payments which remain fixed as to dollar amount throughout the payment period and is based on an assumed interest rate of 3.5% per year built into the Annuity Tables in the Contract.

   ANNUITY OPTIONS. The Contractowner may, at any time at least 30 days prior to the Annuity Commencement Date upon written notice to First Investors Life at its Executive Office or other designated office, elect to have payments made under any one of the Annuity Options provided in the Contract. If no election is in effect on the Annuity Commencement Date, annuity payments will be made on a variable basis only under Annuity Option 3 below, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

   The material factors that determine the level of annuity benefits are (i) the value of a Contractowner's Individual Account determined in the manner described in this Prospectus before the Annuity Commencement Date, (ii) the Annuity Option selected by the Contractowner, (iii) the sex and adjusted age of the Annuitant and any Joint Annuitant at the Annuity Commencement Date and, (iv) in the case of a variable annuity, the investment performance of the Subaccounts selected.

   On the Annuity Commencement Date, First Investors Life shall apply the Accumulated Value, reduced by any applicable Premium taxes not previously deducted, to provide the Basic Annuity or, if an Annuity Option has been elected, to provide one of the Annuity Options described below.

   The Contracts provide for the six Annuity Options described below:

   Option 1 - LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, ceasing with the last payment due prior to the death of the Annuitant. If this Option is elected, annuity payments terminate automatically and immediately on the death of the Annuitant without regard to the number or total amount of payments received.


   Option 2a - JOINT AND SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor, ceasing with the last payment due prior to the death of the survivor.


   Option 2b - JOINT AND TWO-THIRDS TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to two-thirds of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

   Option 2c - JOINT AND ONE-HALF TO SURVIVOR LIFE ANNUITY - An annuity payable monthly during the joint lifetime of the Annuitant and the Joint Annuitant and continuing thereafter during the lifetime of the survivor at an amount equal to one-half of the joint annuity payment, ceasing with the last payment due prior to the death of the survivor.

   Under Annuity Options 2a, 2b and 2c, annuity payments terminate automatically and immediately on the deaths of both the Annuitant and the Joint Annuitant without regard to the number or total amount of payments received.

   Option 3 - LIFE ANNUITY WITH 60, 120 OR 240 MONTHLY PAYMENTS GUARANTEED - An annuity payable monthly during the lifetime of the Annuitant with the guarantee that if, upon the death of the Annuitant, payments have been made for less than 60, 120 or 240 monthly periods, as elected, payments will be made as follows:

        1. Any guaranteed annuity payments will be continued during the remainder of the selected period to the Beneficiary. The Beneficiary may, at any time, elect to have the present value of the guaranteed number of annuity payments computed in the manner specified in (2) below, paid in a lump sum.

        2. If a Beneficiary receiving annuity payments under this Option dies after the death of the Annuitant, the present value, computed as of the Valuation Period in which notice of death of the Beneficiary is received by First Investors Life at its Executive Office or other designated office, of the guaranteed number of annuity payments remaining after receipt of such notice and to which such deceased Beneficiary would have been entitled had the Beneficiary not died, computed at the effective annual interest rate, assumed in determining the Annuity Tables, shall be paid in a lump sum in accordance with the Contract.

   Option 4 - UNIT REFUND LIFE ANNUITY - An annuity payable monthly during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant. An additional annuity payment will be made to the Beneficiary equal to the Annuity Unit Value of the Subaccount or Subaccounts as of the date that notice of death in writing is received by First Investors Life at its Executive Office or other designated office, multiplied by the excess, if any, of (a) over (b) where (a) is the Net Accumulated Value allocated to each Subaccount and applied under the option at the Annuity Commencement Date, divided by the corresponding Annuity Unit Value as of the Annuity Commencement Date, and (b) is the product of the number of Annuity Units applicable under the Subaccount represented by each annuity payment and the number of annuity payments made. (For an illustration of this calculation, see Appendix II, Example A, in the Statement of Additional Information.)

   ALLOCATION OF ANNUITY. The Contractowner may elect to have the Net Accumulated Value applied at the Annuity Commencement Date to provide a Fixed Annuity, a Variable Annuity, or any combination thereof. After the Annuity Commencement Date, no transfers or redemptions are allowed. Such elections must be made in writing to First Investors Life at its Executive Office or other designated office, at least 30 days prior to the Annuity Commencement Date. In the absence of an election, annuity payments will be made on a variable basis only under Annuity Option 3 above, Life Annuity with 120 Monthly Payments Guaranteed, which is the Basic Annuity.

DEATH BENEFIT DURING THE ACCUMULATION PERIOD

   If the Annuitant dies prior to the Annuity Commencement Date, First Investors Life will pay a Death Benefit to the Beneficiary designated by the Contractowner upon receipt of a death certificate or similar proof of the death of the Annuitant. The value of the Death Benefit will be determined as of the Valuation Date on or next following the date on which written notice of death is received by First Investors Life at its Executive Office or other designated office.

   If payment of the Death Benefit under one of the Annuity Options was not elected by the Contractowner prior to the Annuitant's death, the Beneficiary may elect to have the Death Benefit paid in a single sum or applied to provide an annuity under one of the Annuity Options or as otherwise permitted by First Investors Life. If a single sum settlement is requested, the amount of the Death Benefit plus any interest at the current settlement option rate then in effect will be paid within seven days of receipt of such election and due proof of death. If an Annuity Option is desired, election may be made by the Beneficiary during a ninety-day period commencing with the date of receipt of notification of death. If such an election is not made, a single sum settlement will be made to the Beneficiary at the end of such ninety-day period. If any Annuity Option is elected, the Annuity Commencement Date shall be the date specified in the election but no later than ninety days after receipt by First Investors Life of notification of death.

   The amount of the Death Benefit will be the greater of (1) the gross purchase payments (prior to any deductions or charges) made under an Individual Contract less any amount of purchase payments surrendered, or (2) the Accumulated Value.

SURRENDER AND TERMINATION (REDEMPTION) DURING THE ACCUMULATION PERIOD


   A Contractowner may elect, at any time before the earlier of the Annuity Commencement Date or the death of the Annuitant, to surrender the Contract for all or any part of the Contractowner's Individual Account. In the event of a termination of the Contract, First Investors Life will, upon due surrender of the Contract at the Executive Office of First Investors Life or other designated office, pay to the Contractowner the Net Accumulated Value of the Contract. If only a portion of the amount of the Contractowner's Individual Account is requested, the amount so requested shall be deducted from the Subaccount resulting in a corresponding reduction in the number of Accumulation Units credited to the Contractowner in the Subaccount. For any partial or full surrender, the deduction will be based upon the next computed value of an Accumulation Unit following receipt of the request by First Investors Life at its Executive Office or other designated office. First Investors Life may defer any such payment for a period of not more than seven days. However, First Investors Life may postpone such payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays, (b) the Commission has by order permitted such suspension or (c) an emergency, as defined by the rules of the Commission, exists during which time the sale of portfolio securities or calculation of securities is not reasonably practicable. For information as to Federal tax consequences resulting from surrenders, see "Federal Income Tax Status." For information as to State premium tax consequences, see "Other Charges" and "Appendix I."


   MATURITY DATE EXCHANGE PRIVILEGE. If this Contract is liquidated during the one-year period preceding its maturity date ("Annuity Commencement Date"), the proceeds can be used to purchase Class A shares of First Investors mutual funds without incurring a sales charge.


DEATH OF CONTRACTOWNER

   If the Contractowner dies before the entire interest in the Contract has been distributed, the value of the Contract must be distributed to the Beneficiary as provided below so that the Contract qualifies as an annuity under Section 72(s) of the Internal Revenue Code of 1986, as amended (the "Code").

   If the death of the Contractowner occurs on or after the Annuity Commencement Date, the entire interest in the Contract will be distributed at least as rapidly as under the Annuity Option in effect on the date of death.

   If the death of the Contractowner occurs prior to the Annuity Commencement Date, the entire interest in the Contract will be (1) distributed to the Beneficiary within five years, or (2) distributed under an Annuity Option beginning within one year which provides that annuity payments will be made over a period not longer than the life or life expectancy of the Beneficiary. If the Contract is payable to (or for the benefit of) the Contractowner's surviving spouse, no distributions will be required and the Contract may be continued with the surviving spouse as the new Contractowner. If the Contractowner is also the Annuitant, such spouse shall have the right to become the Annuitant under the Contract. Likewise, if the Annuitant dies and the Contractowner is not a natural person, the Annuitant's surviving spouse shall have the right to become the Contractowner and the Annuitant.

TEN-DAY REVOCATION RIGHT

   A Contractowner may, within ten days from the date the Contract is delivered to the Contractowner, elect to cancel the Contract. First Investors Life will, upon surrender of the Contract, together with a written request for cancellation, at the Executive Office of First Investors Life or other designated office, pay to the Contractowner an amount equal to the Accumulated Value of the Contract on the date of surrender plus the amount of any sales charges deducted from the initial purchase payment. The amount refunded to Contractowners may be more or less than their initial purchase payment depending on the investment results of the designated Subaccount(s). In those states where a full refund of premiums is required if the Contractowner elects to exercise to cancel the Contract under the ten-day revocation right, such Contractowner shall be entitled to a full refund of premiums paid upon such cancellation.

                            FEDERAL INCOME TAX STATUS


   The Contracts are designed for use by individuals who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes. The Contracts may be purchased on a nonqualified basis or through the following retirement plans qualified for special tax treatment under the Code (1) individual retirement accounts and (2) qualified corporate employee pension and profit-sharing plans.

   In general, a Contract acquired by a person who is not an individual will be treated as one which is not an annuity to the extent of contributions made after February 28, 1986, and any income credited to a Contractowner's Individual Account will accordingly be includable in the Contractowner's gross income on a current basis in accordance with that person's method of accounting. The preceding sentence will not apply to any annuity contract that is (i) acquired by a decedent's estate by reason of the decedent's death, (ii) held under a qualified pension, profit-sharing or stock bonus plan described under Section 401(a) of the Code or an employee annuity program described under Section 403(a) of the Code (or that is purchased by an employer upon the termination of such plan or program and that is held by the employer until all amounts under a Contract are distributed to the employee for whom the Contract was purchased or the employee's beneficiary), (iii) held under an individual retirement plan or an employee annuity program described under Section 403(b) of the Code, or (iv) an immediate annuity (as defined in Section 72(u)(4) of the Code).

   The ultimate effect of Federal income taxes on Accumulated Values, on annuity payments and on the economic benefit to the Contractowner, Annuitant or Beneficiary depends on the tax status of both First Investors Life and the individual concerned. The discussion contained herein is general in nature and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon First Investors Life's understanding of Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current Federal income tax laws or the current interpretations of the Internal Revenue Service. Prospective Contractowners should consult their tax advisors as to the tax consequences of purchasing Contracts.

   First Investors Life is taxed as a life insurance company under the Code. Since Separate Account C is not a separate entity from First Investors Life and its operation forms part of First Investors Life, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Under existing Federal income tax law, investment income of the Subaccounts of Separate Account C, to the extent that it is applied (after taking into account the mortality risk and expense risk charges) to increase reserves under the Contract, is not taxed and may be compounded through reinvestment without additional tax to First Investors Life to the extent income is so applied. Thus, the Funds may realize net investment income and pay dividends and the Subaccounts of Separate Account C may receive and reinvest them on behalf of Contractowners, all without Federal income tax consequences for Separate Account C or the Contractowner.


   Under current interpretations of the Code, the Contractowner is not subject to income tax on increases in the value of the Contractowner's Individual Account until payments are received by the Contractowner under the Contract. Annuity payments received after the Annuity Commencement Date will be taxed to the Contractowner as ordinary income in accordance with Section 72 of the Code. However, that portion of each payment which represents the Contractowner's investment in the Contract, which is ordinarily the amount of purchase payments made under the Contract with certain adjustments, will be excluded from gross income. The investment in the Contract is divided by the Contractowner's life expectancy or other period for which annuity payments are expected to be made, in the case of variable annuity payments, and by the expected return, in the case of fixed annuity payments, to determine the annual exclusion. Annuity payments received each year in excess of this annual exclusion are taxable as ordinary income as provided in Section 72 of the Code.


   In order that the Contracts be treated as annuities for Federal income tax purposes, other than Contracts issued in connection with retirement plans that are qualified under the Code, Separate Account C must satisfy certain diversification requirements that are generally applicable to variable annuity contract segregated asset accounts under Subchapter L of the Code. Ownership by the Subaccounts of shares of the Funds will not fail the diversification requirements provided that each

Fund is taxed as a regulated investment company under Subchapter M of the Code, and that each Fund meets such diversification requirements, and all shares of the Funds are owned only by the Subaccounts (and similar accounts of First Investors Life or other insurance companies), and access to the Funds is available exclusively through the purchase of Contracts (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of such Fund. The Adviser does not intend to sell any Fund shares it owns to the general public. It is expected that the Adviser will cause the assets of the Funds to be invested in a manner that complies with the asset diversification requirements.


   The tax law does not currently provide guidance as to circumstances in which a Contractowner may be said to have "control" over Separate Account C assets and thus be subject to current taxation on income credited to the Contractowner's Contract. The Treasury Department has said that it may provide such guidance by a ruling or regulation. It is not clear what this additional guidance would provide, nor whether it would be applied on a retroactive basis. First Investors Life reserves the right to amend the Contracts in any appropriate way and take other action necessary to avoid such current taxation.

   With respect to withdrawals before the start of annuity payments, the Code currently provides that: (i) withdrawals from an annuity contract are taxable as ordinary income in the year of receipt to the extent that the Contract's Accumulated Value exceeds the investment in the Contract, (ii) a loan under, or an assignment or pledge of an annuity contract is treated as a distribution, and
(iii) a 10 percent penalty will be assessed, subject to certain exceptions, on the taxable portion of withdrawals made prior to the taxpayer's attainment of age 59 1/2.

   In determining the amount of any distribution that is includable in gross income, all annuity contracts issued by the same company to the same Contractowner during any calendar year will be treated as one annuity contract. Contractowners should consult their tax advisors before purchasing more than one Contract during any calendar year.


   Under the Code, income tax must generally be withheld from all "designated distributions." A designated distribution includes the taxable portion of any distribution or payment from an annuity. A partial surrender of an annuity contract is considered a distribution subject to withholding.

   The amount of withholding depends on the type of payment: "periodic" or "non-periodic." For a periodic payment (e.g., an annuity payment), unless the recipient files an appropriate withholding certificate, the tax withheld from the taxable portion of the payment is based on a payroll withholding schedule which assumes a married recipient claiming three withholding exemptions. For a non-periodic payment distribution (e.g., a partial surrender of an annuity contract), the tax withheld will generally be 10 percent of the taxable portion of the payment.

   A recipient may elect not to have the withholding rules apply. For periodic payments, an election is effective for the calendar year for which it is made and for each necessary year until amended or modified. For non-periodic distributions, an election is effective only for the distribution for which it is made. Payors must notify recipients of their right to elect to have taxes withheld.

   Insurers are required to report all designated distribution payments to the Internal Revenue Service.

   With respect to the Contracts issued in connection with retirement or deferred compensation plans which do not meet the requirements applicable to tax qualified plans, the tax status of the Annuitant is determined by the provisions of the plan. In general, the Annuitant is not taxed until the Annuitant receives annuity payments. The rules for taxation of payments under non-qualified plans are, in general, similar to those for taxation of payments under a qualified plan; however, the special income averaging treatment available for certain lump sum payments under qualified plans is not available for similar payments under non-qualified plans.

   The Contracts may be purchased in connection with the following types of tax-favored retirement plans: (1) individual retirement annuities and (2) pension and profit-sharing plans of corporations qualified under Section 401(a) or employee annuity programs described in Section 403(a) of the Code. The tax rules applicable to these plans, including restrictions on contributions and benefits, taxation of distribution and any tax penalties, vary according to the type of plan and its terms and conditions. Participants under such plans, as well as Contractowners, Annuitants and Beneficiaries, should be aware that the rights of any person to any benefits under such plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contracts. Purchasers of Contracts for use with any qualified plan, as well as plan participants and Beneficiaries, should consult counsel and other competent advisors as to the suitability of the Contracts to their special needs, and as to applicable Code limitations and tax consequences.

   It should be noted that the laws and regulations with respect to the foregoing tax matters are subject to change at any time by Congress and the Treasury Department, respectively, and that the interpretations of such laws and regulations now in effect are subject to change by judicial decision or by the Treasury Department.

                             PERFORMANCE INFORMATION

   From time to time, Separate Account C may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise "average annual total return" and "total return," except "average annual total return" is not shown for the Cash Management Subaccount. The High Yield Subaccount, Investment Grade Subaccount and Government Subaccount may also advertise "yield." The Cash Management Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount. The yield and effective yield figures include the payment of the Mortality and Expense Risk fee of 1.00% but do not include the maximum sales charge of 7.00%.

   Average  annual total return and total  return  calculations  measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Subaccount for the period in question. Average annual total return will be quoted for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Subaccount has operated. Average annual total return figures are annualized and, therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the period in question. Total return figures are not annualized and represent the actual percentage change over the period in question. Average annual total return and total return figures will include the deduction of all expenses and fees, including the payment of the maximum sales charge of 7.00% and the payment of the Mortality and Expense Risk fee of 1.00%.

   Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Cash Management Subaccount) expressed as a percentage of the value of the Subaccount's
Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one-year period which is compounded on a semi-annual basis. The effective yield for the Cash Management Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the Commission. The Cash Management Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

   For  further  information  on  performance  calculations,   see  "Performance
Information" in the Statement of Additional Information.

                                TABLE OF CONTENTS
                         OF THE STATEMENT OF ADDITIONAL
                                   INFORMATION

       Item                                                       Page
       ----                                                       ----
    General Description........................................     2
    Services...................................................     2
    Annuity Payments...........................................     4
    Other Information..........................................     5
    Performance Information....................................     6
    Relevance of Financial Statements..........................    10
    Appendices.................................................    11
    Financial Statements.......................................    16


                                   APPENDIX I

                             STATE AND LOCAL TAXES*

Alabama...................  1.00%            Mississippi................  2.00%
Alaska....................  --               Nebraska...................  --
Arizona...................  --               New Jersey.................  --
Arkansas..................  --               New Mexico.................  --
California................  2.35             New York...................  --
Colorado..................  --               North Carolina ............  --
Connecticut...............  --               Ohio.......................  --
Delaware..................  --               Oklahoma...................  --
District of Columbia......  2.25             Oregon.....................  --
Florida...................  --               Pennsylvania...............  --
Georgia...................  --               Rhode Island...............  --
Illinois..................  --               South Carolina.............  --
Indiana...................  --               Tennessee..................  --
Iowa......................  --               Texas......................  --
Kentucky..................  2.00             Utah.......................  --
Louisiana.................  --               Virginia...................  --
Maryland..................  --               Washington.................  --
Massachusetts.............  --               West Virginia..............  1.00
Michigan..................  --               Wisconsin..................  --
Minnesota.................  --               Wyoming....................  1.00


----------
Note: The foregoing rates are subject to amendment by legislation and the applicability of the stated rates may be subject to administrative interpretation.

* Includes local annuity premium taxation.

First Investors Life
Variable Annuity
Fund C

---------------------------
Individual Variable
Annuity Contracts
---------------------------

Prospectus

---------------------------

April 30, 1997


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:


TABLE OF CONTENTS
-------------------------------------

Glossary of Special Terms..........................  2
Fee Table..........................................  3
Condensed Financial Information....................  5
General Description................................  6
Purchases, Deductions, Charges and Expenses........ 12
Variable Annuity Contracts......................... 14
Federal Income Tax Status.......................... 18
Performance Information............................ 21
Table of Contents of the
 Statement of Additional Information............... 23
Appendix I - State and Local Taxes................. 23


LIFE 327

FIRST INVESTORS LIFE SERIES FUND

95 Wall Street, New York, New York 10005/(212) 858-8200

         This is a Prospectus for FIRST INVESTORS LIFE SERIES FUND ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: FIRST INVESTORS LIFE BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS LIFE CASH MANAGEMENT FUND ("CASH MANAGEMENT FUND"), FIRST INVESTORS LIFE DISCOVERY FUND ("DISCOVERY FUND"), FIRST INVESTORS LIFE GOVERNMENT FUND ("GOVERNMENT FUND"), FIRST INVESTORS LIFE GROWTH FUND ("GROWTH FUND"), FIRST INVESTORS LIFE HIGH YIELD FUND ("HIGH YIELD FUND"), FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND ("INTERNATIONAL SECURITIES FUND"), FIRST INVESTORS LIFE INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND ("TARGET MATURITY 2007 FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND ("TARGET MATURITY 2010 FUND") and FIRST INVESTORS LIFE UTILITIES INCOME FUND ("UTILITIES INCOME FUND") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.

         Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C.

         AN INVESTMENT IN LIFE SERIES FUND, INCLUDING CASH MANAGEMENT FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS BY THE HIGH YIELD FUND IN HIGH-YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE THAT WOULD RESULT FROM INVESTMENT IN HIGHER-RATED SECURITIES. SEE "HIGH YIELD SECURITIES--RISK FACTORS."


         This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


         An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION
         OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                               CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1997

         The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:


         BLUE CHIP FUND. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.


         CASH MANAGEMENT FUND. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

         DISCOVERY FUND. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

         GOVERNMENT FUND. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

         GROWTH FUND. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

         HIGH YIELD FUND. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities--Risk Factors."

         INTERNATIONAL SECURITIES FUND. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

         INVESTMENT GRADE FUND. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.


         TARGET MATURITY 2007 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

         TARGET MATURITY 2010 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

         TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

         AS A RESULT OF THE VOLATILE NATURE OF THE MARKET FOR ZERO COUPON SECURITIES, THE VALUE OF SHARES OF TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND PRIOR TO EACH FUND'S MATURITY MAY FLUCTUATE SIGNIFICANTLY. THUS, TO ACHIEVE A PREDICTABLE RETURN, INVESTORS SHOULD HOLD THEIR INVESTMENTS IN EITHER OF THESE TWO FUNDS UNTIL THE FUND LIQUIDATES SINCE THE FUND'S VALUE CHANGES DAILY WITH MARKET CONDITIONS. ACCORDINGLY, ANY INVESTOR WHO REDEEMS HIS OR HER SHARES PRIOR TO A FUND'S MATURITY IS LIKELY TO ACHIEVE A DIFFERENT INVESTMENT RESULT THAN THE RETURN THAT WAS PREDICTED ON THE DATE THE INVESTMENT WAS MADE, AND MAY EVEN SUFFER A SIGNIFICANT LOSS.

         UTILITIES INCOME FUND. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

         There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

         Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                              FINANCIAL HIGHLIGHTS

      The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. The table below has been derived from financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the Statement of Additional Information ("SAI"). This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------


BLUE CHIP
3/8/90* to 12/31/90  . .    $ 10.00        $ .07        $ (.02)       $   .05       $  --       $  --      $  --
1991 . . . . . . . . . .      10.05          .12          2.50           2.62         .05          --        .05
1992 . . . . . . . . . .      12.62          .16           .67            .83         .21          --        .21
1993 . . . . . . . . . .      13.24          .15           .97           1.12         .15          --        .15
1994 . . . . . . . . . .      14.21          .18          (.39)         (.21)         .08         .17        .25
1995   . . . . . . . . .      13.75          .26          4.11           4.37         .19         .95       1.14
1996 . . . . . . . . . .      16.98          .22          3.31           3.53         .25         .49        .74

CASH MANAGEMENT **
1988 . . . . . . . . . .       1.00         .048             --          .048        .048          --       .048
1989 . . . . . . . . . .       1.00         .075             --          .075        .075          --       .075
1990 . . . . . . . . . .       1.00         .072             --          .072        .072          --       .072
1991 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1992 . . . . . . . . . .       1.00         .029             --          .029        .029          --       .029
1993 . . . . . . . . . .       1.00         .027             --          .027        .027          --       .027
1994 . . . . . . . . . .       1.00         .037             --          .037        .037          --       .037
1995 . . . . . . . . . .       1.00         .054             --          .054        .054          --       .054
1996 . . . . . . . . . .       1.00         .049             --          .049        .049          --       .049

DISCOVERY
1988 . . . . . . . . . .      10.02          .26           .10            .36          --          --         --
1989 . . . . . . . . . .      10.38          .19          2.19           2.38         .27         .09        .36
1990 . . . . . . . . . .      12.40          .14          (.78)         (.64)         .15         .90       1.05
1991 . . . . . . . . . .      10.71          .07          5.42           5.49         .18          --        .18
1992 . . . . . . . . . .      16.02           --          2.51           2.51         .03         .15        .18
1993 . . . . . . . . . .      18.35           --          3.92           3.92          --         .91        .91
1994 . . . . . . . . . .      21.36          .06          (.62)         (.56)          --         .94        .94
1995 . . . . . . . . . .      19.86          .11          4.62           4.73         .06        1.26       1.32
1996 . . . . . . . . . .      23.27          .13          2.66           2.79         .11         .89       1.00


*     Commencement of operations
**    Adjusted to reflect ten-for-one stock split on May 1, 1991.
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1996.
++ The effect of fees and charges incurred at the separate account level are not reflected in these performance +++ figures. Average commission rate (per share of security) as required by amended disclosure requirements effective for
(a)   fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.05        .61(a)      $   3,656          --      2.95(a)      1.92(a)     1.03(a)      15          $  N/A
      12.62      26.17            13,142        1.00      1.88         1.55        1.34         21             N/A
      13.24       6.67            23,765         .79      1.66          .86        1.60         40             N/A
      14.21       8.51            34,030         .88      1.27          N/A         N/A         37             N/A
      13.75      (1.45)           41,424         .88      1.49          N/A         N/A         82             N/A
      16.98      34.00            66,900         .86      1.91          N/A         N/A         26             N/A
      19.77      21.52           100,078         .84      1.39          N/A         N/A         45           .0692


       1.00       4.94                33          --      4.99         7.68       (2.69)       N/A             N/A
       1.00       7.79             2,210          --      7.84         1.35        6.49        N/A             N/A
       1.00       7.49             8,203         .39      6.90         1.15        6.15        N/A             N/A
       1.00       5.71             9,719         .57      5.39          .93        5.03        N/A             N/A
       1.00       3.02             8,341         .79      2.99          .98        2.81        N/A             N/A
       1.00       2.70             4,243         .60      2.67         1.05        2.22        N/A             N/A
       1.00       3.77             3,929         .60      3.69         1.04        3.25        N/A             N/A
       1.00       5.51             4,162         .60      5.36         1.10        4.87        N/A             N/A
       1.00       5.00             4,297         .60      4.89         1.11        4.38        N/A             N/A


      10.38       3.59               125         --       3.80         3.10         .70        158             N/A
      12.40      23.62               283         --       2.43         4.78       (2.35)       231             N/A
      10.71      (5.47)              960         --       2.97         2.68         .28        104             N/A
      16.02      51.73             4,661         .70       .48         1.49        (.31)        93             N/A
      18.35      15.74            10,527         .91       .02         1.05        (.12)        91             N/A
      21.36      22.20            21,221         .87      (.03)         N/A         N/A         69             N/A
      19.86      (2.53)           30,244         .88       .36          N/A         N/A         53             N/A
      23.27      25.23            50,900         .87       .63          N/A         N/A         78             N/A
      25.06      12.48            70,899         .85       .63          N/A         N/A         98           .0689



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

GOVERNMENT
1/7/92* to 12/31/92  . .     $10.00      $   .47       $   .51        $   .98     $   .33       $  --    $   .33
1993 . . . . . . . . . .      10.65          .64           .02            .66         .70         .19        .89
1994 . . . . . . . . . .      10.42          .79         (1.21)          (.42)        .25         .05        .30
1995   . . . . . . . . .       9.70          .66           .78           1.44         .62          --        .62
1996 . . . . . . . . . .      10.52          .68          (.33)           .35         .68          --        .68

GROWTH
1988 . . . . . . . . . .      10.02          .26           .51            .77          --          --         --
1989 . . . . . . . . . .      10.79          .02          2.51           2.53         .18         .12        .30
1990 . . . . . . . . . .      13.02          .16          (.55)          (.39)        .06          --        .06
1991 . . . . . . . . . .      12.57          .17          4.15           4.32         .18          --        .18
1992 . . . . . . . . . .      16.71          .08          1.41           1.49         .18        1.38       1.56
1993 . . . . . . . . . .      16.64          .07           .93           1.00         .09         .10        .19
1994 . . . . . . . . . .      17.45          .09          (.60)          (.51)         --         .21        .21
1995 . . . . . . . . . .      16.73          .18          3.94           4.12         .09         .29        .38
1996 . . . . . . . . . .      20.47          .18          4.68           4.86         .18         .59        .77

HIGH YIELD
1988 . . . . . . . . . .      10.00          .74           .82           1.56          --          --         --
1989 . . . . . . . . . .      11.56          .74          (.92)          (.18)        .56         .11        .67
1990 . . . . . . . . . .      10.71         1.08         (1.79)          (.71)        .83          --        .83
1991 . . . . . . . . . .       9.17         1.16          1.66           2.82        1.18          --       1.18
1992 . . . . . . . . . .      10.81         1.11           .21           1.32        1.69          --       1.69
1993 . . . . . . . . . .      10.44          .96           .88           1.84        1.12          --       1.12
1994 . . . . . . . . . .      11.16          .87         (1.14)          (.27)        .31          --        .31
1995 . . . . . . . . . .      10.58         1.00           .95           1.95         .96          --        .96
1996 . . . . . . . . . .      10.57         1.02           .35           1.37        1.01          --       1.01

*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------

     $10.65      9.95(a)       $   5,064         .03(a)   6.64(a)     .89(a)     5.79(a)        301          $  N/A
      10.42      6.35              8,234         .35      6.60        .84        6.11           525             N/A
       9.70     (4.10)             7,878         .35      6.74        .90        6.19           457             N/A
      10.52     15.63              9,500         .40      6.79        .93        6.26           198             N/A
      10.19      3.59              9,024         .60      6.75        .94        6.41           199             N/A


      10.79      7.68                 38         --       3.20       8.70       (5.50)           31             N/A
      13.02     24.00                570         --       2.91       5.21       (2.30)           24             N/A
      12.57     (2.99)             2,366         --       3.03       1.64        1.40            28             N/A
      16.71     34.68              7,743         .69      1.21       1.34         .55           148             N/A
      16.64      9.78             16,385         .76       .75       1.20         .30            45             N/A
      17.45      6.00             25,658         .91       .43        N/A         N/A            51             N/A
      16.73     (2.87)            32,797         .90       .60        N/A         N/A            40             N/A
      20.47     25.12             51,171         .88      1.11        N/A         N/A            64             N/A
      24.56     24.45             78,806         .85       .92        N/A         N/A            49           .0485


      11.56     15.60              4,565         --      13.22       1.32       11.90            46             N/A
      10.71     (1.76)            14,354         --      12.05        .88       11.17            22             N/A
       9.71     (5.77)            18,331         --      13.21        .91       12.30            35             N/A
      10.81     33.96             23,634         .53     11.95        .89       11.60            40             N/A
      10.44     13.15             24,540         .91     10.48        .96       10.43            84             N/A
      11.16     18.16             30,593         .91      9.49        N/A         N/A            96             N/A
      10.58     (1.56)            32,285         .88      9.43        N/A         N/A            50             N/A
      11.57     19.82             41,894         .87      9.86        N/A         N/A            57             N/A
      11.93     12.56             49,474         .85      9.43        N/A         N/A            34             N/A



--------------------------------------------------------------------------------------------------------------------
                                                            PER SHARE DATA
                         -------------------------------------------------------------------------------------------

                                                                                LESS DISTRIBUTIONS
                                         INCOME FROM INVESTMENT OPERATIONS             FROM
                                         ---------------------------------      ------------------
                                                   NET REALIZED
                            NET ASSET                       AND
                            ---------                UNREALIZED
                                VALUE        NET    GAIN (LOSS)    TOTAL FROM         NET        NET
                            BEGINNING  INVESTMENT           ON     INVESTMENT  INVESTMENT   REALIZED           TOTAL
                            OF PERIOD     INCOME   INVESTMENTS     OPERATIONS      INCOME      GAINS   DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------

INTERNATIONAL SECURITIES
4/16/90* to 12/31/90  . .    $10.00       $  .03       $   .34        $   .37       $  --       $  --      $  --
1991 . . . . . . . . . .      10.37          .09          1.49           1.58         .03         .05        .08
1992 . . . . . . . . . .      11.87          .15          (.28)         (.13)         .15         .22        .37
1993 . . . . . . . . . .      11.37          .10          2.41           2.51         .14          --        .14
1994 . . . . . . . . . .      13.74          .14          (.32)         (.18)         .05          --        .05
1995   . . . . . . . . .      13.51          .19          2.25           2.44         .12         .25        .37
1996 . . . . . . . . . .      15.58          .18          2.12           2.30         .19         .50        .69

INVESTMENT GRADE
1/7/92* to 12/31/92   . .     10.00          .43           .44            .87         .34          --        .34
1993 . . . . . . . . . .      10.53          .65           .49           1.14         .71         .01        .72
1994 . . . . . . . . . .      10.95          .67         (1.06)         (.39)         .16         .09        .25
1995 . . . . . . . . . .      10.31          .67          1.28           1.95         .53          --        .53
1996 . . . . . . . . . .      11.73          .72          (.42)           .30         .67          --        .67

TARGET MATURITY 2007
4/26/95* to 12/31/95  . .     10.00          .26          2.00           2.26          --          --         --
1996 . . . . . . . . . .      12.26          .56          (.83)         (.27)         .23         .05        .28

TARGET MATURITY 2010
4/30/96* to 12/31/96 . .      10.00          .26           .90           1.16          --          --         --

UTILITIES INCOME
11/15/93* to 12/31/93  .      10.00          .01          (.07)         (.06)          --          --         --
1994 . . . . . . . . . .       9.94          .24          (.96)         (.72)         .03          --        .03
1995 . . . . . . . . . .       9.19          .28          2.46           2.74         .19          --        .19
1996 . . . . . . . . . .      11.74          .32           .78           1.10         .27          --        .27




*     Commencement of operations
+ Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through
++    December 31, 1996.
+++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures.
(a) Average commission rate (per share of security) as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995. Annualized


--------------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------

                                                                  RATIO TO AVERAGE NET
                                                                      ASSETS BEFORE
                                             RATIO TO AVERAGE      EXPENSES WAIVED OR
                                               NET ASSETS +              ASSUMED
                                             ----------------      ------------------
    NET ASSET                  NET ASSETS
        VALUE                      END OF                      NET                    NET
    ---------    TOTAL             PERIOD               INVESTMENT             INVESTMENT  PORTFOLIO         AVERAGE
          END   RETURN **             (IN    EXPENSES       INCOME  EXPENSES       INCOME   TURNOVER      COMMISSION
    OF PERIOD      (%)         THOUSANDS)         (%)          (%)       (%)          (%)   RATE (%)          RATE++
--------------------------------------------------------------------------------------------------------------------


     $10.37       5.21(a)      $  3,946          --        .99(a)    3.43(a)    (2.43)(a)       29          $  N/A
      11.87      15.24            8,653        1.70        .75       2.27         .18           70             N/A
      11.37      (1.13)          12,246        1.03       1.55       1.38        1.20           36             N/A
      13.74      22.17           21,009        1.14        .97       N/A          N/A           37             N/A
      13.51      (1.29)          31,308        1.03       1.22       N/A          N/A           36             N/A
      15.58      18.70           41,012        1.02       1.42       N/A          N/A           45             N/A
      17.19      15.23           57,955        1.12       1.25       N/A          N/A           67           .0093


      10.53       8.91(a)         4,707         .23(a)    6.16(a)     .93(a)     5.46(a)        72             N/A
      10.95      10.93           10,210         .35       6.32        .85        5.82           64             N/A
      10.31      (3.53)          11,602         .37       6.61        .92        6.06           15             N/A
      11.73      19.69           16,262         .51       6.80        .91        6.40           26             N/A
      11.36       2.84           16,390         .60       6.47        .88        6.19           19             N/A


      12.26      22.60            9,860         .04(a)    6.25(a)     .87(a)     5.42(a)        28             N/A
      11.71      (2.16)          14,647         .60       6.05        .82        5.83           13             N/A


      11.16      11.60            2,195         .60(a)    6.05(a)     .98(a)     5.67(a)         0             N/A


       9.94      (4.66)(a)          494      --           1.46(a)    3.99(a)    (2.52)(a)        0             N/A
       9.19      (7.24)           4,720         .17       4.13        .95        3.35           31             N/A
      11.74      30.26           14,698         .41       4.23        .91        3.73           17             N/A
      12.57       9.57           24,108         .60       3.48        .86        3.22           45           .0707

                       INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

     BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities.


     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. S&P 500 companies tend to be the companies with larger capitalizations and histories of payment of dividends. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.


     The fixed income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its net assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

CASH MANAGEMENT FUND

      CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund generally can invest only in securities that mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

      CASH MANAGEMENT FUND invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. See Appendix A to the SAI for a description of commercial paper ratings and Appendix B to the SAI for a description of municipal note ratings. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets.

      CASH MANAGEMENT FUND also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). Floating and variable rate demand notes and bonds permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The
Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities ("Municipal Instruments"). See "Description of Certain
Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.


      CASH MANAGEMENT FUND may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by Life Series Fund's Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical ratings organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier

Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the **securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).


DISCOVERY FUND

      DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

      The Fund seeks to invest in the common stock of companies that are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Adviser currently considers to be market capitalization of up to $1.5 billion, but which could be higher under certain market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Thus, the investment risk is higher than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities--Risk Factors" and "American Depository Receipts and Global Depository Receipts."


      The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and may make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper, certificates of deposit and bankers' acceptances. See the SAI for more information regarding these securities.

GOVERNMENT FUND

      GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities-Risk Factors," below.

      The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System and the Federal Home Loan Bank (each of which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority, and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet its obligations); the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund normally reinvests principal payments (whether regular or pre-paid) in additional mortgage-backed securities. See "Mortgage-Backed Securities," below.

      The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See the SAI for a further discussion of these securities.

      For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

GROWTH FUND

      The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the New York Stock Exchange ("NYSE"). The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

HIGH YIELD FUND

      HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities--Risk Factors" and "Deep Discount Securities."

      The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest in securities on a "when issued" or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

      The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

      The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding basis for Federal income tax purposes or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.


      The dollar weighted average of credit ratings (based on ratings by Moody's) of all bonds held by the Fund during the 1996 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1996 fiscal year and is not necessarily representative of the Fund as of the end of its 1996 fiscal year, the current fiscal year or at any other time in the future.

                                                   COMPARABLE QUALITY OF
                                                   UNRATED SECURITIES TO
                    RATED BY MOODY'S              BONDS RATED BY MOODY'S
      Ba                  9.94%                           0.0%
      B                  73.88                            0.16
      Caa                 0.46                            1.96
                       -------                          ------
      Total              84.28%                           2.12%



INTERNATIONAL SECURITIES FUND

      INTERNATIONAL SECURITIES FUND primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities--Risk Factors". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

      The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

INVESTMENT GRADE FUND

      INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may purchase securities on a when-issued basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

      The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND

      TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

      TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

      Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007 and, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

      Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

      Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

      A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

      Each Fund primarily  will purchase three types of zero coupon  securities:
(1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

      Each Fund may invest up to 35% of its total assets in the following instruments: interest- bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for TARGET MATURITY 2007 FUND, zero coupon securities maturing beyond 2007, and, for TARGET MATURITY 2010 FUND, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and purchase securities on a when-issued basis. See the SAI for more information regarding these types of investments.

UTILITIES INCOME FUND

      The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The utility companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utility stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries--Risk Factors."



The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utility companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its net assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

      GENERAL. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND and DISCOVERY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. INTERNATIONAL SECURITIES FUND and GROWTH FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. ADRs and GDRs are considered to be foreign securities by each of the above Funds, as appropriate.

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

      CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

      DEBT  SECURITIES--RISK  FACTORS.  The market value of debt  securities  is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "High Yield Securities--Risk Factors" and Appendix A for a description of corporate bond ratings.

      DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield Securities--Risk Factors."

      EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

      FOREIGN SECURITIES--RISK FACTORS. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

      INTERNATIONAL SECURITIES FUND'S and DISCOVERY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      HIGH YIELD SECURITIES--RISK FACTORS. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

           EFFECT OF INTEREST RATE AND ECONOMIC  CHANGES.  High Yield Securities
rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

      Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

           THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

           CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

           LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

      The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

           LEGISLATION. Provisions of the Revenue Reconciliation Act of 1989 limit a corporate issuer's deduction for a portion of the original issue discount on "high yield discount" obligations (including certain pay-in-kind securities). This limitation could have a materially adverse impact on the market for certain High Yield Securities. From time to time, legislators and regulators have proposed other legislation that would limit the use of high yield debt securities in leveraged buyouts, mergers and acquisitions. It is not certain whether such proposals, which also could adversely affect High Yield Securities, will be enacted into law.

      MORTGAGE-BACKED SECURITIES

         Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

         GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

           COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which GOVERNMENT FUND may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

           STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

           RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities. CMOs and SMBS involve similar risks, although they may be more volatile and even less liquid.

      PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

      RESTRICTED AND ILLIQUID SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, may invest up to 15% of its net assets in illiquid securities. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid securities for purposes of this limitation do not include securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. See the SAI for more information regarding restricted and illiquid securities.

      Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

      TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits which may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

      U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services

      Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      UTILITIES INDUSTRY-RISK FACTORS. Stocks of utilities companies generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utility stocks can still be affected by the risks of the stock market in general, as well as factors specific to public utilities companies.

      Many utility companies, especially electric and gas and other energy-related utility companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations. In particular, regulatory changes with respect to nuclear and conventionally-fueled power generating facilities could increase costs or impair the ability of utility companies to operate such facilities or obtain adequate return on invested capital.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies in competition with utilities companies.

      Because securities issued by utility companies are particularly sensitive to movements in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as the UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

      VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities and the "interest" on pay-in-kind securities must be included in a Fund's income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

      ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

      Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER


      The increase in interest rates during 1996 caused the GOVERNMENT FUND'S portfolio to be restructured during the year. In particular, increasing rates decreased prepayments on mortgage-backed securities, causing their durations to increase. In order to offset the increase in duration, the GOVERNMENT FUND adjusted its holdings in mortgage-backed securities. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1996 of 199%. A high rate of portfolio turnover generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. The TARGET MATURITY 2010 FUND currently does not expect its annual rate of portfolio turnover to exceed 100%. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.


                                HOW TO BUY SHARES


      Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                              HOW TO REDEEM SHARES

      Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays,
(b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                   MANAGEMENT

      BOARD OF TRUSTEES. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

      ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for INTERNATIONAL SECURITIES FUND and GROWTH Fund, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First

Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1996, the advisory fees were 0.75% of average daily net assets for each of BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND and INTERNATIONAL SECURITIES FUND, 0.60% of average daily net assets, net of waiver, for each of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND and UTILITIES INCOME FUND and 0.40% of average daily net assets for TARGET MATURITY 2010 FUND.


      SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of INTERNATIONAL SECURITIES FUND and GROWTH FUND, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES FUND and GROWTH FUND, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


      WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1996, WMC held investment management authority with respect to approximately $133 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 84 registered investment companies or series of such companies, with net assets of approximately $90 billion as of December 31, 1996. WMC is not affiliated with the Adviser or any of its affiliates.

      For the fiscal year ended December 31, 1996, the Subadviser's fees amounted to 0.31% of GROWTH FUND's average daily net assets and 0.40% of INTERNATIONAL SECURITIES FUND's average daily net assets, all of which was paid by the Adviser and not by the Funds.


      PORTFOLIO MANAGERS. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the DISCOVERY FUND since 1988. Since February 1997, the BLUE CHIP FUND has been co-managed by Ms. Poitra and Dennis T. Fitzpatrick. From October 1994 to February 1997, Ms. Poitra had primary responsibility for the day-to-day management of the BLUE CHIP FUND. Ms. Poitra and Mr. Fitzpatrick also co-manage the Blue Chip Fund of Executive Investors Trust and the Blue Chip Fund of First Investors Series Fund. Ms. Poitra also is responsible for the management of the Special Situations Fund and the equity portion of the Total Return Fund, series of First Investors Series Fund, and the U.S.A. Mid-Cap Opportunity Fund of First Investors Series Fund II, Inc. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group.

      George V. Ganter has been Portfolio Manager for HIGH YIELD FUND since 1989. Mr. Ganter joined FIMCO in 1985 as a Senior Analyst. He has been Portfolio Manager for First Investors Special Bond Fund, Inc. since 1986 and Portfolio Manager for First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund since 1989.

      Margaret R. Haggerty is Portfolio Manager for UTILITIES INCOME FUND. Ms. Haggerty joined FIMCO in 1990 as an analyst for several First Investors equity funds. In addition, she monitored the management of several First Investors funds for which WMC was the subadviser. In early 1993, she became Portfolio Manager for First Investors Utilities Income Fund of First Investors Series Fund II, Inc.

      Nancy Jones has been Portfolio Manager for INVESTMENT GRADE FUND since its inception in 1992. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department. In 1989, she became Portfolio Manager for First Investors Fund For Income, Inc. Ms. Jones has been Portfolio Manager for Investment Grade Fund of First Investors Series Fund since its inception in 1991 and has managed the fixed income corporate securities portion of Total Return Fund of First Investors Series Fund since 1992.

      Since  August  1995,  WMC's  Growth  Investment  Team,  a group of  equity
portfolio   managers   and  senior   investment   professionals,   has   assumed
responsibility for managing the GROWTH FUND.

      Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the GOVERNMENT FUND and the TARGET MATURITY 2007 FUND. Mr. Wagner has also been primarily responsible for the day-to-day management of TARGET MATURITY 2010 FUND since its inception in 1996. Since he joined FIMCO in 1991, Mr. Wagner has been Portfolio Manager for all of the First Investors municipal bond funds. Mr. Wagner also is responsible for the day-to-day management of First Investors Government Fund, Inc. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.

      Since April 1, 1994, INTERNATIONAL SECURITIES FUND has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Prior to joining WMC as a portfolio manager in 1993, Mr. Skramstad was a global portfolio manager at Scudder, Stevens & Clark since 1990.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of

      Trustees. The NYSE currently observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The investments in CASH MANAGEMENT FUND, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

      Dividends from net investment income are generally declared and paid annually by each Fund, other than CASH MANAGEMENT FUND. Dividends from net investment income are generally declared daily and paid monthly by CASH MANAGEMENT FUND. For the purposes of determining dividends, the net investment income of each Fund, other than CASH MANAGEMENT FUND, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of CASH MANAGEMENT FUND consists of (i) accrued interest, plus or minus (ii) all realized and unrealized gains and losses on the Fund's securities, less (iii) accrued expenses. Dividends from net investment income are generally declared and paid Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which does not anticipate realizing any such gain. INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND also distribute any net realized gains from foreign currency transactions with their annual distribution. All dividends and other distributions are paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                      TAXES

      Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND, net gains from certain foreign currency transactions) and net capital gain that is distributed to its shareholders.

      Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund variable annuity and variable life insurance contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity (or variable life insurance) contracts. Please refer to "Federal Income Tax Status" in the Prospectuses of Separate Accounts B and C for information as to the tax status of those accounts and the holders of the Contracts or Policies.

      Each  Fund  intends  to  continue  to  comply  with  the   diversification
requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of Separate Accounts B and C -- and of a Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of Separate Accounts B and C -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of Separate Accounts B and C.

      The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                               GENERAL INFORMATION

      ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

      PERFORMANCE. Performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200.

      SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.

      ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. It is Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder.

                                   APPENDIX A
                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2.    Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                TABLE OF CONTENTS


Financial Highlights......................................................   4
Investment Objectives and Policies........................................  11
How to Buy Shares.........................................................  31
How to Redeem Shares......................................................  31
Management................................................................  31
Determination of Net Asset Value..........................................  33
Dividends and Other Distributions.........................................  34
Taxes.....................................................................  34
General Information.......................................................  35
Appendix A................................................................  36



INVESTMENT ADVISER                        CUSTODIANS
First Investors Management                The Bank of New York
  Company, Inc.                           48 Wall Street
95 Wall Street                            New York, NY  10286
New York, NY  10005
                                          Brown Brothers
SUBADVISER                                   Harriman & Co.
Wellington Management                     40 Water Street
  Company, LLP                            Boston, MA  02109
75 State Street
Boston, MA  02109                         AUDITORS
                                          Tait, Weller & Baker
TRANSFER AGENT                            Two Penn Center Plaza
Administrative Data                       Philadelphia, PA  19102-1707
  Management Corp.
581 Main Street                           LEGAL COUNSEL
Woodbridge, NJ  07095-1198                Kirkpatrick & Lockhart LLP
                                          1800 Massachusetts Avenue, N.W.
                                          Washington, D.C.  20036



This Prospectus is intended to constitute an offer by Life Series Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by Life Series Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Life Series Fund
-----------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund


Prospectus

----------------------------

April 30, 1997


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side.


FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


LIFE325

                        FIRST INVESTORS LIFE SERIES FUND

95 WALL STREET                                                   (212) 858-8200
NEW YORK, NEW YORK  10005


                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 1997



         This is a Statement of Additional Information for First Investors Life Series Fund ("Life Series Fund") an open-end, diversified management investment company consisting of eleven separate investment portfolios (each, a "Fund," and collectively, the "Funds"). The objectives of each of the Funds is set forth in the Prospectus. There can be no assurance that any Fund will achieve its investment objective. Investments in the Funds are made through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, also are paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Separate Account B and Separate Account C pool these proceeds to purchase shares of the Fund designated by purchasers of the Policies or Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C.


         This Statement of Additional Information is not a prospectus. It should be read in connection with Life Series Fund's Prospectus dated April 30, 1997, which may be obtained free of cost from the Funds at the address or telephone number noted above.



                                TABLE OF CONTENTS

                                                                       Page

Investment Policies...................................................    2
Hedging and Option Income Strategies..................................    7
Investment Restrictions...............................................   17
Trustees and Officers.................................................   19
Management............................................................   21
Determination of Net Asset Value......................................   24
Allocation of Portfolio Brokerage.....................................   25
Emergency Pricing Procedures .........................................   26
Taxes.................................................................   27
General Information...................................................   29
Appendix A............................................................   30
Appendix B............................................................   31
Financial Statements..................................................   32

                               INVESTMENT POLICIES

         CERTIFICATES OF ACCRUAL ON U.S. TREASURY SECURITIES. GOVERNMENT FUND may purchase certificates, not issued by the U.S. Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

         CONVERTIBLE SECURITIES. Each Fund, other than CASH MANAGEMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND, may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Funds investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), or, for GROWTH FUND and INTERNATIONAL SECURITIES FUND, their subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC") will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

         FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with that Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by a Fund; a Fund pays only reasonable custodian fees in connection with the loan; and the Adviser or the Subadviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and a Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of a Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. Each Fund may make loans, together with illiquid securities, not in excess of 10% of its total assets.


         MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, GOVERNMENT FUND, HIGH YIELD FUND, INVESTMENT GRADE FUND and UTILITIES INCOME FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and a Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.


         Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities, due to the level of refinancing by homeowners. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

                  GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

                  GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

                  LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

                  YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

                  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

                  FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

         Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

         PARTICIPATION INTERESTS. Participation interests which may be held by GOVERNMENT FUND are pro rata interests in securities held either by banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, which are represented by an agreement in writing between the Fund and the entity in whose name the security is issued, rather than possession by the Fund. The Fund will purchase participation interests only in securities otherwise permitted to be purchased by the Fund, and only when they are evidenced by deposit, safekeeping receipts, or book-entry transfer, indicating the creation of a security interest in favor of the Fund in the underlying security. However, the issuer of the participation interests to the Fund will agree in writing, among other things: to promptly remit all payments of principal, interest and premium, if any, to the Fund once received by the issuer; to repurchase the participation interest upon seven days' notice; and to otherwise service the investment physically held by the issuer, a portion of which has been sold to the Fund.

         REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal

Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. GOVERNMENT FUND may enter into repurchase agreements only where the debt instrument subject to the agreement is a U.S. Government Obligation (as defined in the Prospectus). The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

         RESTRICTED AND ILLIQUID SECURITIES. No Fund, other than CASH MANAGEMENT FUND, will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which Life Series Fund's Board of Trustees or the Adviser or Subadviser has determined under Board-approved guidelines are liquid.

         Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to each Fund's limitation on illiquid securities. Where registration is required a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

         STRIPPED U.S. TREASURY SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may invest in separated or divided U.S. Treasury securities. These instruments represent a single interest, or principal, payment on a U.S. Treasury bond which has been separated from all the other interest payments as well as the bond itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles a Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Treasury security and prevailing market interest rates when the separated U.S. Treasury security is purchased. Separated U.S. Treasury securities can be considered a zero coupon investment because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to a Fund shareholder over the life of the security.

         WARRANTS. HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. INTERNATIONAL SECURITIES FUND may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

         WHEN-ISSUED SECURITIES. GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND may each invest up to 5% of their net assets in securities issued on a when-issued or delayed delivery basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.


         PORTFOLIO TURNOVER. Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser or the Subadviser investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover generally leads to transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions." The rate of portfolio turnover for the fiscal year ended December 31, 1995 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND and UTILITIES INCOME FUND was 26%, 78%, 198%, 64%, 57%, 45%, 26%, 28% and 17%,
respectively. The rate of portfolio turnover for the fiscal year ended December 31, 1996 for the BLUE CHIP FUND, DISCOVERY FUND, GOVERNMENT FUND, GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND And UTILITIES INCOME FUND was 45%, 98%, 199%, 49%. 34%. 67%, 19%, 13% and 45%, respectively. TARGET MATURITY 2010 FUND currently does not expect its annual rate of portfolio turnover to exceed 100%


                      HEDGING AND OPTION INCOME STRATEGIES

         The Subadviser may engage in certain options and futures strategies to hedge INTERNATIONAL SECURITIES FUND's portfolio and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and may engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by Life Series Fund's Board of Trustees to govern the Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use Hedging Instruments will be limited by tax considerations. See "Taxes."

         INTERNATIONAL SECURITIES FUND may buy and sell put and call options on stock indices, domestic or foreign securities and foreign currencies that are traded on national securities exchanges or in the over-the-counter ("OTC") market to enhance income or to hedge the Fund's portfolio. INTERNATIONAL SECURITIES FUND also may write put and covered call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. INTERNATIONAL SECURITIES FUND also may purchase put and call options to offset previously written put and call options of the same series. INTERNATIONAL SECURITIES FUND also may write put and call options to offset previously purchased put and call options of the same series. Other than to offset closing transactions, INTERNATIONAL SECURITIES FUND will write only covered call options, including options on futures contracts.

         INTERNATIONAL SECURITIES FUND may buy and sell financial futures contracts and options thereon that are traded on a commodities exchange or board of trade for hedging purposes. These futures contracts and related options may be on stock indices, financial indices, debt securities or foreign currencies. INTERNATIONAL SECURITIES FUND also may enter into forward currency contracts.

         Participation in the options or futures markets involves investment risks and transaction costs to which INTERNATIONAL SECURITIES FUND would not be subject absent the use of these strategies. If the Subadviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2)
imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, (4) the possible absence of a liquid secondary market for any particular instrument at any time, and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

         COVER FOR HEDGING AND OPTION INCOME STRATEGIES. The Fund will not use leverage in its hedging and option income strategies. The Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. The Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities, currencies or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         OPTIONS STRATEGIES. INTERNATIONAL SECURITIES FUND may purchase call options on securities that the Subadviser intends to include in the Fund's portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss on the option strategy to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. The Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

         INTERNATIONAL SECURITIES FUND may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Subadviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, and therefore subject to the Fund's limitation on investments in illiquid securities. See "Restricted and Illiquid Securities." In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

         INTERNATIONAL SECURITIES FUND may purchase put and call options and write covered call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which the Fund invests.

         INTERNATIONAL SECURITIES FUND may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Subadviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

         Currently, many options on equity securities and options on currencies are exchange-traded, whereas options on debt securities are primarily traded on the OTC market. Although many options on currencies are exchange-traded, the majority of such options are traded on the OTC market. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the opposite party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

         FOREIGN CURRENCY OPTIONS AND RELATED RISKS. INTERNATIONAL SECURITIES FUND may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Fund holds in its portfolio or intends to purchase. For example, if the Fund enters into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency, and anticipated a decline in the value of that currency against the U.S. dollar, the Fund could hedge against such a decline by purchasing a put option on the currency involved. The Fund's ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the Subadviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

         The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         OPTIONS GUIDELINES. In view of the risks involved in using options, Life Series Fund's Board of Trustees has adopted non-fundamental investment guidelines to govern the Fund's use of options that may be modified by the Board without shareholder vote: (1) options will be purchased or written only when the Subadviser believes that there exists a liquid secondary market in such options; and (2) the Fund may not purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by the Fund, exceeds 5% of the Fund's total assets. This policy does not limit risk to 5% of the Fund's assets.

         SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. INTERNATIONAL SECURITIES FUND may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Fund wishes to terminate its obligation to sell securities or currencies under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, the Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index, security or currency and the market value of the option.

         The value of an option position will reflect, among other things, the current market price of the underlying security, stock index or currency, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, stock index or currency and general market conditions. For this reason, the successful use of options depends upon the Subadviser's ability to forecast the direction of price fluctuations in the underlying securities or currency markets or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

         Options normally have expiration dates of up to nine months. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

         A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although the Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although the Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with the Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, the Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

         Stock index options are settled exclusively in cash. If the Fund purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

         The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

         FUTURES STRATEGIES. INTERNATIONAL SECURITIES FUND may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests. The Fund may sell foreign currency futures contracts to hedge against possible variations in the exchange rate of the foreign currency in relation to the U.S. dollar. In addition, the Fund may sell foreign currency futures contracts when the Subadviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market value of the Fund's foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Fund of a reduction in market value caused by foreign currency variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When the Subadviser anticipates a significant foreign exchange rate increase while intending to invest in a security denominated in that currency, the Fund may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Fund against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Fund also may purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Fund may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Fund may purchase put options or write call options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities.

         INTERNATIONAL SECURITIES FUND may sell stock index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Fund's portfolio. To the extent that a portion of the Fund's portfolio correlates with a given stock index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. The Fund may purchase a stock index futures contract if a significant market or market sector advance is anticipated. Such a purchase would serve as a temporary substitute for the purchase of individual stocks, which stocks may then be purchased in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Fund intends to purchase. A rise in the price of the securities should be partially or wholly offset by gains in the futures position.

         INTERNATIONAL SECURITIES FUND may purchase a call option on a stock index future to hedge against a market advance in equity securities that the Fund plans to purchase at a future date. The Fund may write covered call options on stock index futures as a partial hedge against a decline in the prices of stocks held in the Fund's portfolio. The Fund also may purchase put options on stock index futures contracts.

         INTERNATIONAL SECURITIES FUND may use interest rate futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. The Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. The Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

         INTERNATIONAL SECURITIES FUND may purchase a call option on an interest rate futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on interest rate futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on interest rate futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

         SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, INTERNATIONAL SECURITIES FUND must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

         Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, INTERNATIONAL SECURITIES FUND will not purchase or write options on foreign currency futures contracts unless and until, in the Subadviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to INTERNATIONAL SECURITIES FUND because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

         FUTURES GUIDELINES. In view of the risks involved in using futures strategies described above, the Board of Trustees has adopted non-fundamental investment guidelines to govern the Fund's use of such investments that may be modified by the Board without shareholder vote. In the event that the Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the Fund's net assets. This does not limit the Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of the Fund's portfolio.

         SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, INTERNATIONAL SECURITIES FUND is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to the Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of the Fund's obligation to or from a clearing organization. The Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts..

         Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

         Successful use by INTERNATIONAL SECURITIES FUND of futures contracts and related options will depend upon the Subadviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities or currencies being hedged. In addition, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, the Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities or currencies, the Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movements in the price of the securities or currencies that are the subject of the hedge.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

         Positions in futures contracts and related options may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although the Fund intends to purchase or sell futures contracts and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.

         Like options on securities and currencies, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

         Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities or currencies being hedged.

         The Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

         FORWARD CURRENCY CONTRACTS. INTERNATIONAL SECURITIES FUND may use forward currency contracts to protect against uncertainty in the level of future exchange rates. The Fund will not speculate with forward currency contracts or foreign currency exchange rates.

         INTERNATIONAL SECURITIES FUND may enter into forward currency contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date of which such payments are made or received.

         INTERNATIONAL SECURITIES FUND also may use forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund's exposure to foreign currencies that its Subadviser believes may rise in value relative to the U.S. dollar or to shift the Fund's exposure to foreign currency fluctuations from one country to another. This investment practice generally is referred to as "cross-hedging" when another foreign currency is used.

         The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. Unless the Fund's obligations under a forward contract are covered, the Fund will enter into a forward contract only if the Fund maintains cash assets in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract, as marked to market daily.

         At or before the maturity date of a forward contract requiring INTERNATIONAL SECURITIES FUND to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that new forward contracts or offsets always will be available for the Fund. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to the Fund. The cost to the Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below have been adopted by the Life Series Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of Life Series Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

                  (1) Borrow money, except as a temporary or emergency measure in an amount not to exceed 5% of the value of its total assets.

                  (2) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the INTERNATIONAL SECURITIES FUND's use of options, futures contracts or options on futures contracts.

                  (3) Make loans, except by purchase of debt obligations and through repurchase agreements. However, Life Series Fund's Board of Trustees may, on the request of broker-dealers or other unaffiliated institutional investors which they deem qualified, authorize a Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser or Subadviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all loans is greater than an amount equal to 10% of the Fund's total assets.

                  (4) Purchase, with respect to only 75% of a Fund's assets, the securities of any issuer (other than the U.S. Government) if, as a result thereof, (a) more than 5% of the Fund's total assets (taken at current value) would be invested in the securities of such issuer; or (b) the Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer (for this purpose, all debt obligations of an issuer maturing in less than one year are treated as a single class of securities).

                  (5) Purchase securities on margin (but a Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities); provided, however, that INTERNATIONAL SECURITIES FUND may make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

                  (6)     Make short sales of securities.

                  (7) Buy or sell puts, calls, straddles or spreads, except, as to INTERNATIONAL SECURITIES FUND, with respect to options on securities, securities indices and foreign currencies or on futures contracts.

                  (8) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

                  (9) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

                  (10) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral explorations; provided, however, a Fund may invest in securities secured by real estate or interests in real estate, and INTERNATIONAL SECURITIES FUND may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

                  (11) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of a Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

         The following investment restrictions are not fundamental and can be changed without prior shareholder approval:

         1. A Fund will not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of Life Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         2. A Fund will not purchase any security if, as a result, more than 15% (10% for CASH MANAGEMENT FUND) of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

         3. Fundamental investment restriction (4)(a) above shall apply to 100% of CASH MANAGEMENT FUND'S assets.

                              TRUSTEES AND OFFICERS

         The following table lists the Trustees and executive officers of Series Fund, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (71), President and Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors
Management Company, Inc. ("EIMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").



ROGER L. GRAYSON* (40), Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

KATHRYN S. HEAD*+ (41), Trustee, 581 Main Street, Woodbridge, NJ 07095. President, FICC, EIMCO, ADM and FIMCO; Vice President, Chief Financial Officer and Trustee, FIC and EIC; President and Trustee, First Financial Savings Bank, S.L.A.

REX R. REED (75), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN (75), Trustee, 145 Elm Drive, Roslyn, NY 11576. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN (65), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.


JAMES M. SRYGLEY (64), Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (65), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH (67), Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (39), Treasurer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

CONCETTA DURSO (62), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.



* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
+     Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.


         All of the officers and Trustees hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation, School Financial Management Services, Inc. and Specialty Insurance Group, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation, Route 33 Realty Corporation and Specialty Insurance Group, Inc.


         The following table lists compensation paid to the Trustees by Life Series Fund for the fiscal year ended December 31, 1996.


                                         PENSION OR
                                         RETIREMENT           ESTIMATED       TOTAL COMPENSATION
                        AGGREGATE        BENEFITS ACCRUED     ANNUAL          FROM FIRST INVESTORS
                        COMPENSATION     AS PART OF FUND      BENEFITS UPON   FAMILY OF FUNDS PAID TO
TRUSTEE**               FROM FUND*       EXPENSES             RETIREMENT      TO TRUSTEES*

 James J. Coy***             $2,400                 $-0-           $-0-                  $37,200
 Roger L. Grayson               -0-                  -0-            -0-                      -0-
 Glenn O. Head                  -0-                  -0-            -0-                      -0-
 Kathryn S. Head                -0-                  -0-            -0-                      -0-
 Rex R. Reed                  2,400                  -0-            -0-                   37,200
 Herbert Rubinstein           2,400                  -0-            -0-                   37,200
 James M. Srygley             2,200                  -0-            -0-                   34,100
 John T. Sullivan               -0-                  -0-            -0-                      -0-
 Robert F. Wentworth          2,400                  -0-            -0-                   37,200



* Compensation to officers and interested Trustees of the Life Series Fund is paid by the Adviser. In addition, compensation to non-interested Trustees of the Life Series Fund is currently voluntarily paid by the Adviser.
**    Nancy Schaenen was not a Trustee in 1996.
*** On March 27, 1997 Mr. Coy resigned as a Trustee of the Life Series Fund. Mr. Coy did not resign due to a disagreement with the Life Series Fund's management on any matter relating to the Life Series Fund's operations, policies or practices. Mr. Coy currently serves as an emeritus Trustee.



                                   MANAGEMENT

         ADVISER. Investment advisory services to the Funds are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the shareholders of each Fund.

         Pursuant to the Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trustees. The Advisory Agreement also provides that FIMCO shall provide Life Series Fund and each Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of Life Series Fund and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. The Advisory Agreement may be terminated at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the applicable Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940
Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trustees or by a majority of the outstanding voting securities of that Fund, and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

         Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                         Annual
Average Daily Net Assets                                                  Rate

Up to $250 million.................................................       0.75%
In excess of $250 million up to $500 million.......................       0.72
In excess of $500 million up to $750 million.......................       0.69
Over $750 million..................................................       0.66


         The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Richard Guinnessey and Clark D. Wagner. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

         Each Fund bears all expenses of its operations other than those incurred by the Adviser under the terms of its advisory agreement. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

         For the fiscal year ended December 31, 1994, BLUE CHIP FUND's advisory fees were $286,413, CASH MANAGEMENT FUND's advisory fees were $12,024, net of a waiver of $17,258, DISCOVERY FUND's advisory fees were $194,546, GOVERNMENT FUND's advisory fees were $27,509, net of a waiver of $31,440, GROWTH FUND's advisory fees were $218, 813, HIGH YIELD FUND's advisory fees were $236,209, INTERNATIONAL SECURITIES FUND's advisory fees were $202,739, INVESTMENT GRADE FUND's advisory fees were $38,655, net of a waiver of $44,177 and UTILITIES INCOME FUND's advisory fees were $4,772, net of a waiver of $16,163.

         For the fiscal year ended December 31, 1995, BLUE CHIP FUND's advisory fees were $399,774, CASH MANAGEMENT FUND's advisory fees were $14,398, net of a waiver of $16,454, DISCOVERY FUND's advisory fees were $301,852, GOVERNMENT FUND's advisory fees were $31,084, net of a waiver of $35,526, GROWTH FUND's advisory fees were $311,003, HIGH YIELD FUND's advisory fees were $279,016, INTERNATIONAL SECURITIES FUND's advisory fees were $262,203, INVESTMENT GRADE FUND's advisory fees were $48,182, net of a waiver of $55,066, TARGET MATURITY 2007 FUND's advisory fees were $25,339, all of which were waived, and UTILITIES INCOME FUND's advisory fees were $31,583, net of a waiver of $36,095.

         For the fiscal year ended December 31, 1996, BLUE CHIP FUND's advisory fees were $611,681, CASH MANAGEMENT FUND's advisory fees were $23,439, net of a waiver of $5,860, DISCOVERY FUND's advisory fees were $450,910, GOVERNMENT FUND's advisory fees were $54,997, net of a waiver of $13,749, GROWTH FUND's advisory fees were $475,966, HIGH YIELD FUND's advisory fees were $338,303, INTERNATIONAL SECURITIES FUND's advisory fees were $364,115, INVESTMENT GRADE FUND's advisory fees were $96,305, net of a waiver of $24,076, TARGET MATURITY 2007 FUND's advisory fees were $73,502, net of a waiver of

$18,376; TARGET MATURITY 2010 FUND's advisory fees were $5,014, net of a waiver of $1,254 and UTILITIES INCOME FUND's advisory fees were $119,506, net of a waiver of $29,876. For the fiscal year ended December 31, 1996, the Adviser voluntarily reimbursed expenses for CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND in the amounts of $13,789, $16,241, $17,099, $7,472, $1,736 and $13,043, respectively.

         SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund as the investment subadviser to INTERNATIONAL SECURITIES FUND and GROWTH FUND under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The Subadvisory Agreement was approved by the Board of Trustees of Life Series Fund, including a majority of Independent Trustees in person at a meeting called for such purpose and by a majority of the shareholders of INTERNATIONAL SECURITIES FUND and GROWTH FUND.

         The Subadvisory Agreement provides that it will continue, with respect to a Fund, for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board of Trustees or a majority of the outstanding voting securities of that Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically, with respect to a Fund, if assigned or upon the termination of the Advisory Agreement, and that it may be terminated without penalty by the Board of Trustees or a vote of a majority of the outstanding voting securities of that Fund, upon not more than 60 days' written notice, or by the Adviser or Subadviser on not more than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by a Fund or the Adviser in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of each Fund up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee is calculated separately for each Fund. The Subadviser voluntarily has agreed to waive its fees on the first $50 million of the daily net assets of GROWTH FUND to an annual rate of 0.325%. The Adviser will retain the portion of those fees waived by the Subadviser.


         For the fiscal year ended December 31, 1994, the Subadviser received $108,127 for its services with respect to the INTERNATIONAL SECURITIES FUND and $116,700 for its services with respect to the GROWTH FUND. For the fiscal year ended December 31, 1995, the Subadviser received $139,842 for its service with respect to INTERNATIONAL SECURITIES FUND and $141,153 for its services with respect to GROWTH FUND. For the fiscal year ended December 31, 1996, the Subadviser received $192,042 for its services with respect to the INTERNATIONAL SECURITIES FUND and $199,147 for its services with respect to the GROWTH FUND.

                        DETERMINATION OF NET ASSET VALUE

         Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is primarily traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. securities traded in the over-the counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the closing bid and asked prices. The U.S. Government securities in which the Funds invest are traded primarily in the OTC markets. In the absence of market quotations, a Fund will determine the value of bonds based upon quotes furnished by market makers, if available, or in accordance with the procedures described herein. In that connection, the Board of Trustees has determined that a Fund may use an outside pricing service. Interactive Data Corporation provides pricing services for corporate debt securities and foreign equity securities. The pricing service uses quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost if their original term to maturity from the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase exceeded 60 days, unless the Board of Trustees determines that such valuation does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

         "When-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities. For valuation purposes, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect

         The CASH MANAGEMENT FUND values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

         The Board of Trustees of Life Series Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Trustees determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.


                        ALLOCATION OF PORTFOLIO BROKERAGE

         Purchases and sales of portfolio securities by TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND, INVESTMENT GRADE FUND, GOVERNMENT FUND and HIGH YIELD FUND generally are principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased directly from an issuer, in which no commissions or discounts are paid. Fixed income securities are generally purchased on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

         A Fund may deal in securities which are not listed on a national securities exchange or the Nasdaq Stock Market but are traded in the OTC market. A Fund also may purchase listed securities through the "third market." When transactions are executed in the OTC market, a Fund seeks to deal with the primary market makers, but when advantageous it utilizes the services of brokers.


         In effecting portfolio transactions, the Adviser or the Subadviser seeks best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser or the Subadviser by such member or broker. In addition, upon the instruction of the Board of Trustees of Life Series Fund, the Adviser or the Subadviser may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser or the Subadviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser or the Subadviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.


         The Adviser or the Subadviser may combine transaction orders placed on behalf of any of the Funds, any other fund in the First Investors Group of Funds, and any Fund of Executive Investors Trust and First Investors Life, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Trustees.

         Brokerage commissions for the fiscal year ended December 31, 1994 are as follows: BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, DISCOVERY FUND and UTILITIES INCOME FUND paid $96,570, $69,494, $34,423 and $14,811, respectively, in brokerage commissions. GROWTH FUND paid $37,740 in brokerage commissions. Of that amount $7,571 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $4,437,997. HIGH YIELD FUND paid $586 in brokerage commissions, all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $16,600. For the same period, all other Fund of Life Series Fund did not pay brokerage commissions.

         Brokerage commissions for the fiscal year ended December 31, 1995 are as follows: BLUE CHIP FUND paid $57,716 in brokerage commissions. Of that amount, $32,661 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $18,258,789. INTERNATIONAL SECURITIES FUND paid $103,347 in brokerage commissions, none of which was paid to brokers who furnished research services. DISCOVERY FUND paid $58,774 in brokerage commissions. Of that amount, $30,757 was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $12,229,787. GROWTH FUND paid $70,984 in brokerage commissions. Of that amount, $51,652 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $31,898,514. UTILITIES INCOME FUND paid $23,084 in brokerage commissions. Of that amount, $11,949 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $4,773,646. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.


         Brokerage commissions for the fiscal year ended December 31, 1996 are as follows: BLUE CHIP FUND paid $107,473 in brokerage commissions. Of that amount, $46,425 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $26,460,832. INTERNATIONAL SECURITIES FUND paid $192,286 in brokerage commissions. Of that amount, $4,302 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $2,972,468. DISCOVERY FUND paid $98,732 in brokerage commissions. Of that amount, $50,064 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $19,630,693. GROWTH FUND paid $70,083 in brokerage commissions. Of that amount, $10,277 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $8,999,871. HIGH YIELD FUND paid $418 in brokerage commissions, all of which was in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $125,354. UTILITIES INCOME FUND paid $55,051 in brokerage commissions. Of that amount, $13,900 was paid in brokerage commissions to brokers who furnished research services on portfolio transactions in the amount of $5,966,660. For the same period, all other Funds of Life Series Fund did not pay brokerage commissions.

                          EMERGENCY PRICING PROCEDURES.

         In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the Investment Company of 1940 due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

         1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

         2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

                           (a) In the case of a mail  order,  the order will be
considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus; and

                           (b) In the case of a wire  order,  including a
Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in the Funds' Prospectus.

         3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

         4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.


                                      TAXES

         Each Fund is treated as a separate corporation for Federal income tax purposes. In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), a Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND, DISCOVERY FUND and HIGH YIELD FUND ("Foreign Funds"), net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for the Foreign Funds, foreign currencies, or other income (including for INTERNATIONAL SECURITIES FUND, gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or, for the Foreign Funds, those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or, for the Foreign Funds, foreign currencies (or options, futures or forward contracts thereon) that are not directly related to its principal business of investing in securities (or, for INTERNATIONAL SECURITIES FUND, options and futures with respect thereto) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

         Dividends and interest received by the Foreign Funds may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         Each of INTERNATIONAL SECURITIES FUND and DISCOVERY FUND may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if a Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in a Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

         If the Foreign Funds invest in a PFIC and elect to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, a Fund would be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to satisfy the Distribution Requirement and avoid imposition of the Excise Tax even if those earnings and gain were not received by a Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Pursuant to proposed regulations, open-end RICs, such as Life Series Fund, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

         For INTERNATIONAL SECURITIES FUND and DISCOVERY FUND, gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) will qualify as permissible income under the Income Requirement. However, income from such a Fund's disposition of foreign currencies that are not directly to its principal business of investing in securities will be subject to the Short-Short Limitation if they are held for less three months.

         HIGH YIELD FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND may acquire zero coupon securities issued with original issue discount. As a holder of those securities, each Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, each Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from each Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or options, futures or certain forward contracts or foreign currency positions held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

         INTERNATIONAL SECURITIES FUND'S use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and, in the case of the Foreign Funds, gains from options, futures and forward currency contracts derived by INTERNATIONAL SECURITIES FUND with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from that Fund's disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies (in the case of a Foreign Fund), and options, futures and forward contracts on foreign currencies (in the case of INTERNATIONAL SECURITIES FUND that are not directly related to its principal business of investing in securities, also will be subject to the Short-Short Limitation if they are held for less than three months.

         If INTERNATIONAL SECURITIES FUND satisfies certain requirements, then any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, they will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available, the Fund may be forced to defer the closing out of certain options, futures, forward contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

                               GENERAL INFORMATION

         AUDITS AND REPORTS. The accounts of the Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants. Shareholders receive semi-annual and annual reports of the Fund, including audited financial statements, and a list of securities owned.

         SHAREHOLDER LIABILITY. Life Series Fund is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Life Series Fund. The Declaration of Trust however, contains, an express disclaimer of shareholder liability for acts or obligations of Life Series Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by Life Series Fund or the Trustees. The Declaration of Trust provides for indemnification out of the property of Life Series Fund of any shareholder held personally liable for the obligations of Life Series Fund. The Declaration of Trust also provides that Life Series Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Life Series Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Life Series Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Life Series Fund may have an obligation to indemnify Trustees and officers with respect to litigation.

         TRADING BY PORTFOLIO  MANAGERS AND OTHER  ACCESS  PERSONS.  Pursuant to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Life Series Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must have duplicate statements and transactions confirmations reviewed by a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.


                                   APPENDIX A
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

         Standard & Poor's Rating Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

         PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.


                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S

         S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

         - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

         - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

         SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

         MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                              Financial Statements
                             as of December 31, 1996



Registrant incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1996 electronically filed with the Commission on March 7, 1997 (Accession Number: 0000928816-97-000071.